OCTOBER 31, 2012

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin Balanced Fund

Franklin Convertible Securities Fund

Franklin Equity Income Fund

Franklin Limited Maturity
U.S. Government Securities Fund

Franklin Real Return Fund

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FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Economic and Market Overview

The U.S. economy, as measured by gross domestic product (GDP), grew at a modest and slowing rate during the 12-month period ended October 31, 2012. Unemployment fell from 8.9% to 7.9%, and data at period-end revealed a healthy increase in U.S. industrial production and durable goods orders for September.1 Consumer spending and personal income levels also climbed, and inflation was generally mild with the exception of energy and food prices. Consumer confidence rose to its highest level of the year. The federal budget deficit for fiscal year 2012 fell to its lowest level since 2008. U.S. home prices increased in most regions, as mortgage rates near record lows, affordable housing prices and low new-home inventories contributed to the improvement. The U.S. home foreclosure level dropped to a five-year low, further enhancing confidence in the housing market.

For the 12-month period, U.S. stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), fluctuated as investors apparently reacted to news headlines and shifted between risk taking and risk aversion.2 Toward period-end uncertainty surrounding the closely contested U.S. presidential election, the European fiscal crisis, slowing growth in China and the potential U.S. tax hikes and spending cuts known as the “fiscal cliff” weighed on stock market returns. In addition, U.S. companies generally reported modest third-quarter revenues, suggesting a drop in global demand. The International Monetary Fund announced that fiscal consolidation efforts had weighed on global growth, including the U.S., and described the risk of a steep global slowdown as “alarmingly high.” Reduced third-quarter profit levels and lowered revenue guidance for some companies also overshadowed optimism earlier in the period surrounding new stimulus measures and improvements in certain economic reports. In its October meeting, the Federal Open Market Committee reaffirmed its decision to keep interest rates low until at least mid-2015. Superstorm Sandy’s devastating impact on the east coast at the end of the 12-month period also contributed to uncertainty. Despite these factors, the S&P 500 generated a strong 12-month gain. Not all investors favored stocks, however, and many sought perceived safe havens such as gold bullion, the Japanese yen, the U.S. dollar and U.S. Treasuries. By period-end, the nominal yield on the 10-year U.S. Treasury note declined to 1.72%.

The foregoing information reflects our analysis and opinions as of October 31, 2012. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

2. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC.

Annual Report | 3

Franklin Balanced Fund

Your Fund’s Goal and Main Investments: Franklin Balanced Fund seeks both income and capital appreciation by investing in a combination of stocks, convertible securities and debt securities.

The Fund will normally invest at least 25% of its total assets in equity securities (primarily common and preferred stock) and at least 25% of its total assets in debt securities, including bonds, notes, debentures and money market securities.

This annual report for Franklin Balanced Fund covers the fiscal year ended
October 31, 2012.

Performance Overview

For the 12 months under review, Franklin Balanced Fund – Class A delivered a cumulative total return of +11.70%. The Fund underperformed the +15.21%
total return of its equity benchmark, the Standard & Poor’s® 500 Index
(S&P 500®), which is a broad measure of U.S. stock performance.1 However, the Fund outperformed the +5.25% total return of its fixed income benchmark, the Barclays U.S. Aggregate Index, which tracks the U.S. investment-grade, taxable bond market.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Investment Strategy

We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions. We may sell securities for a number of possible reasons, including the achievement of certain stock prices or credit spreads, changes in the fundamental outlook or risk/reward profile of a security, less attractive values relative to market peers, or broad economic conditions affecting certain fixed income sectors.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 58.

4 | Annual Report

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Manager’s Discussion

For the 12 months under review, the Fund averaged about 60% of its total net assets in equities. Equity holdings in nearly all sectors contributed positively to
Fund performance. In health care, shares of pharmaceutical firm Merck & Co.
advanced largely because of strong profits despite lower sales of the company’s
Singulair asthma drug, as its patent recently expired. Among financials, strong performers included Bank of America convertible preferred shares, Wells
Fargo and JPMorgan Chase, as improvements in credit quality, capital position and expense controls offset continued pressure on net interest margins. In the consumer discretionary sector, Comcast and Time Warner Cable were key con-
tributors partly because improving subscriber metrics and increasing demand for high-speed Internet services helped the cable companies post strong returns.
Utilities firms Sempra Energy and NextEra Energy convertible preferred shares benefited from strong regulated utility operations as well as long-term growth initiatives in energy infrastructure development and alternatives such as solar and wind.

Equity positions that lost value were concentrated in the energy sector. These included investments in Chesapeake Energy convertible preferred shares, which declined as a result of lower natural gas prices and challenges related to reposi-
tioning its portfolio toward increased oil and liquids production and away from

Annual Report | 5

natural gas. Canadian Oil Sands stock declined mainly because of lower crude oil prices and concerns regarding lower distributions. Oilfield service company Schlumberger suffered as many drilling companies reduced activity, and our equity-linked security lost value.

On the fixed income side of the portfolio, we identified opportunities in the corporate credit sector given the continued improvement in the health of corporate balance sheets. Therefore we invested nearly all of the Fund’s fixed income allocation in corporate bonds. Corporate credits started the period under review with an average spread over Treasuries that was wider than long-term historical averages. Because bond yields and prices move in opposite directions, the wide spread implied corporate bonds were relatively cheap. While the Barclays U.S. Aggregate Index returned +5.25% for the 12-month period, the Barclays U.S. Corporate Investment Grade Index returned +10.21%, making it one of the top-performing fixed income sectors.

As with equities, we saw significant relative value in financials sector corporate credits, and our holdings in banks, insurance, finance companies and real estate investment trusts (REITs) contributed to Fund performance. Among banks, we invested in senior and subordinated debt of JPMorgan Chase, Bank of America and Wells Fargo2 as we saw value in moving down the capital structure. These institutions continued to internally generate capital during the year, boosting their credit quality and contributing to tightening spreads on their debt. Among finance companies, we held multiple positions across the capital structure of General Electric Capital during the year. Other top performers included Liberty Mutual Group and Prudential Financial in insurance, and Healthcare Realty Trust and Senior Housing Properties Trust among REITs. In telecommunication services, we were able to take advantage of our flexibility to own crossover credits and realized substantial returns from holdings of Sprint Nextel3 and CenturyLink. (Crossover credits may be rated investment grade by one rating agency and below investment grade by another.) In health care, our purchases of Express Scripts securities related to the acquisition of Medco Health Solutions performed strongly.4 Biotechnology firm Gilead Sciences3 was also a positive contributor to performance during the year, as was facilities operator HCA.

Certain fixed income holdings declined in value during the year. The collapse of global derivatives and commodities broker MF Global Holdings hurt Fund performance.3 In January, European oil refiner Petroplus Holdings filed for insolvency, leading our investment in its finance subsidiary to lose a substantial portion of its value.3 Bonds issued by coal producer Arch Coal also declined.3

2. Listed as Wachovia in the SOI.
3. No longer held at period-end.
4. Listed as Aristotle Holding Inc. in the SOI.

6 | Annual Report

At the Fund’s fiscal year-end, the portfolio was approximately 60% stock and 30% fixed income, given our view that stock market valuations remain attractive. Keenly aware of the interest rate risk associated with the recent environment of historically low rates, we reduced the fixed income portfolio’s duration in the latter part of the year.

Thank you for your continued participation in Franklin Balanced Fund.
We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 7

Performance Summary as of 10/31/12

Franklin Balanced Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

8 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Annual Report | 9

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

10 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions.
The unmanaged indexes include reinvestment of any income or distributions. They differ from the
Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 11

12 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements.
Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the
Fund’s share price may decline. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Fund investment results reflect the expense reduction, without which the results would have been lower, and yields for the period would have been
2.02%, 1.45%, 1.95% and 2.44% for Classes A, C, R and Advisor, respectively.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Classes C, R and Advisor) per share on 10/31/12.
7. The 30-day standardized yield for the 30 days ended 10/31/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
8. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
9. Source: © 2012 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Barclays U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, tax-
able bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are
SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade
(Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Annual Report | 13

Your Fund’s Expenses

Franklin Balanced Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds.
In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Annual Report | 15

Franklin Convertible Securities Fund

Your Fund’s Goal and Main Investments: Franklin Convertible Securities Fund seeks to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions and investing at least 80% of its net assets in convertible securities.

This annual report for Franklin Convertible Securities Fund covers the fiscal year ended October 31, 2012.

Performance Overview

For the 12 months under review, Franklin Convertible Securities Fund – Class A delivered a +7.66% cumulative total return. The Fund underperformed the
+9.35% total return of its benchmark, the BofA Merrill Lynch (BofAML) All
Total Return Alternatives U.S. Convertibles Index, which tracks the domestic convertible securities market.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 19.

Investment Strategy

We follow a strategy of maintaining a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. Convertible securities are attractive for two reasons: the opportunity to participate in common stocks’ potential growth with relatively reduced volatility, and the potential for current income with potential down-
side protection from bonds. Typically we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection.
Likewise, as securities become too bond-like — reducing their ability to appre-
ciate with increases in the underlying common stock — we attempt to redeploy those assets into more balanced convertible securities and maintain the potential

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 68.

16 | Annual Report

for the Fund’s upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors and considers a company’s long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

Manager’s Discussion

Most sectors the Fund invested in rose in value, as did the majority of the portfolio’s individual securities, supporting overall performance during the Fund’s fiscal year. Investments in the health care, financials, industrials, information technology (IT) and materials sectors accounted for the bulk of the Fund’s total return. Within health care, the Fund’s holdings of health care providers and services and pharmaceuticals convertible bonds enjoyed some of the largest gains. Higher entry fees, average monthly revenues per unit and occupancy rates, and the acquisition of a competitor at a substantial premium led Brookdale Senior Living, the nation’s largest owner and operator of senior living communities, to be a top performer. Biopharmaceutical firm Gilead Sciences, which specializes in developing antiviral and cardiopulmonary drugs, also performed strongly as the Food and Drug Administration approved two of its new HIV drugs during the period.

In IT, an acquisition agreement announced in December 2011 led holdings of semiconductor equipment manufacturer Novellus Systems to be a top contributor. Alliance Data Systems, which provides data-driven loyalty marketing solutions, was also a strong performer as the company signed multi-year agreements with key customers and continued to post record revenue and earnings results. Other standout holdings included Mexico-based building materials supplier and cement producer Cemex and electrical products distributor WESCO International.

Despite the Fund’s positive results this reporting period, there were a few disappointments in the portfolio. Our consumer discretionary and energy holdings detracted from performance as these sectors fell largely out of favor among investors. On an individual security basis, key detractors included NetApp, Savient Pharmaceuticals and James River Coal. James River shares declined as coal prices fell during the year.

Annual Report | 17

Thank you for your continued participation in Franklin Convertible Securities
Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

18 | Annual Report

Performance Summary as of 10/31/12

Franklin Convertible Securities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 19

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

20 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested dis-
tributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 21

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. The Fund may invest in high yielding, fixed income securities. High yields reflect the higher credit risk associated with these lower rated securities and, in some cases, the lower market prices for these instruments. Interest rate movements may affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may also invest in foreign securities, which involve special risks, including political uncertainty and currency volatility. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on the sum of the respective class’s last four quarterly dividends and the maximum offering price (NAV for Classes C and Advisor) per share on 10/31/12.
6. The 30-day standardized yield for the 30 days ended 10/31/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to
5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after
5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since
5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+18.82% and +3.94%.
9. Source: © 2012 Morningstar. The BofAML All Total Return Alternatives U.S. Convertibles Index comprises domes-
tic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents and have a delta (measure of equity sensitivity) that indicates the security likely has a balance between the debt and equity characteristics of the security.

22 | Annual Report

Your Fund’s Expenses

Franklin Convertible Securities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 23

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds.
In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.90%, C: 1.65%; and Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

24 | Annual Report

Franklin Equity Income Fund

Your Fund’s Goal and Main Investments: Franklin Equity Income Fund seeks to maximize total return, emphasizing high current income and long-term capital appreciation, consistent with reason-

able risk, by investing at least 80% of its net assets in equity securities including securities convertible into common stocks.

This annual report for Franklin Equity Income Fund covers the fiscal year ended October 31, 2012.

Performance Overview

For the 12 months under review, Franklin Equity Income Fund – Class A delivered a cumulative total return of +11.43%. The Fund underperformed the broad U.S. stock market as measured by the Standard & Poor’s 500 Index
(S&P 500), which produced a +15.21% total return.1 The Fund also under-
performed the +13.18% total return of its peers in the Lipper Equity Income
Funds Classification Average, which consists of funds chosen by Lipper that seek relatively high current income and growth of income by investing at least
60% of their portfolios in stocks.2 You can find the Fund’s long-term perform-
ance data in the Performance Summary beginning on page 28.

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on “blue chip” companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2. Source: Lipper Inc. For the one-year period ended 10/31/12, this category consisted of 303 funds. Lipper calculations do not include sales charges, or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 76.

Annual Report | 25

from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

Nearly every sector the Fund invested in rose in value, as did most of the port-
folio’s individual securities, supporting overall performance during the Fund’s fiscal year. Key contributing sectors included financials, health care, industrials and consumer discretionary. Many of the Fund’s positions in diversified finan-
cial services, capital markets and commercial banking companies, such as
Wells Fargo, JPMorgan Chase, Bank of America and BlackRock were strong performers. In health care, top contributors included pharmaceuticals compa-
nies Merck & Co. and Pfizer. Among industrials, leading performers included conglomerate General Electric and trucking company J.B. Hunt Transport
Services, where growth in the intermodal transportation division helped the company post strong earnings and increase its dividend. The Fund’s consumer discretionary holdings were led by cable company Comcast and home improve-
ment chain Lowe’s Cos.

In contrast, some disappointing investments, mainly in the energy and materials sectors, hindered the Fund’s results. Major energy sector detractors included

26 | Annual Report

equity-linked investments in oilfield services firm Halliburton and convertible preferred shares of natural gas producer Chesapeake Energy, which was hurt by low natural gas prices. Other notable detractors included Dow Chemical and convertible preferred shares of gold mining company AngloGold Ashanti
Holdings Finance. In the information technology sector, Cisco Systems declined during this fiscal year as increased competition for its networking products and lower-than-expected earnings guidance for the fourth quarter of fiscal year 2012 weighed on its share price.

Thank you for your continued participation in Franklin Equity Income Fund.
We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 27

Performance Summary as of 10/31/12

Franklin Equity Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

28 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge
(CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;
Class R/Advisor: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.
Annual Report | 29

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested dis-
tributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

30 | Annual Report

Annual Report | 31

32 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed, but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: These shares have higher annual fees and expenses than Class A shares.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Classes B, C, R, and Advisor) per share on 10/31/12.
6. The 30-day standardized yield for the 30 days ended 10/31/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for peri-
ods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +6.53% and +1.43%.
9. Source: © 2012 Morningstar: The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.
10. Source: Lipper Inc. The Lipper Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the one-year period ended
10/31/12, there were 303 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The
Fund’s performance relative to the average may have differed if these or other factors had been considered.

Annual Report | 33

Your Fund’s Expenses

Franklin Equity Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

34 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds.
In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.96%; B: 1.69%; C: 1.71%; R: 1.21%; and
Advisor: 0.71%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Annual Report | 35

Franklin Limited Maturity U.S. Government Securities Fund

Your Fund's Goal and Main Investments: Franklin Limited Maturity U.S. Government Securities Fund seeks to provide investors with as high a level of current income as is consistent with prudent investing, while seeking to preserve shareholders' capital, by investing at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years[1] and issued or guaranteed by the U.S. government, its agencies or instrumentalities.[2] Some of the Fund's investments may include securities issued by U.S. government-sponsored entities such as Fannie Mae and Freddie Mac.[3]

Portfolio Breakdown
Franklin Limited Maturity U.S. Government Securities Fund
Based on Total Net Assets as of 10/31/12

U.S. Government & Agency Securities 54.2%
Mortgage-Backed Securities 32.0%
Asset-Backed & Commercial Mortgage-Backed Securities 9.8%
Short-Term Investments & Other Net Assets 4.0%

Performance Overview

1. In determining a security's maturity for the purposes of calculating the Fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.
2. Securities owned by the Fund, but not shares of the Fund, are issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government-sponsored entities, as to timely payment of principal and interest.
3. Although U.S. government sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. government. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support. The Fund's yield and share price are not guaranteed and will vary with market conditions.

36 | Annual Report

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual dis-
tributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Includes an additional 0.58 cent per share distribution to meet excise tax requirements.

underperformed the +1.05% total return of its primary benchmark, the Barclays
U.S. Treasury Index: 1-5 Year Component, which tracks U.S. Treasury securities with one to five years remaining maturity.4 The Fund outperformed the +0.42%
total return of its secondary benchmark, the Barclays U.S. Treasury Index: 1-3
Year Component, which tracks U.S. Treasury securities with one to three years remaining maturity.4 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 40.

Investment Strategy

We currently maintain the portfolio’s average dollar-weighted maturity between one and five years. The Fund’s average dollar-weighted maturity will vary with market conditions and the outlook for interest rates. We invest primarily in

4. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Annual Report | 37

short- to intermediate-term securities guaranteed by the U.S. government, its agencies and instrumentalities.2 Some of the Fund’s investments may include securities issued by U.S. government-sponsored entities, such as Fannie Mae (FNMA) and Freddie Mac (FHLMC).3 The Fund’s portfolio emphasizes mortgage-backed bonds and agency debentures, while also diversifying across components of the U.S. Treasury sector. We analyze securities using proprietary and nonproprietary research to help identify attractive investment opportunities.

Manager’s Discussion

The Fund invested in U.S. Treasuries, agency debentures, agency mortgage pass-through securities, other U.S. government related bonds and cash investments. During the 12-month period, we looked for strong valuations within lower interest rate risk government bond markets.

Markets were volatile over the period given uncertainty regarding global economic growth, the political climate and domestic fiscal policy. In this environment, many of the bonds and broad sectors in which the Fund invested outperformed comparable Treasuries. Agency adjustable rate mortgages contributed to relative performance as well as absolute performance. Treasury Inflation Protected Securities (TIPS) generally provided a slight boost to performance versus the benchmark Barclays U.S. Treasury Index: 1-5 Year Component. In addition, agency fixed-rate mortgages benefited performance. The portfolio had a shorter duration than the benchmark as we were concerned that interest rates would eventually rise from their historically low levels. However, during the period, interest rates generally declined, and our shorter duration detracted from performance relative to the benchmark.

The Fund’s primary sector exposure remained in agency mortgages and agency debentures as a result of their return potential and income advantage over Treasuries. However, we slightly decreased exposure to agency debentures as they had become fully valued in our assessment. We found opportunities during the period to add TIPS that offered what we viewed as attractive yields relative to the inflation rate.

38 | Annual Report

Thank you for your continued participation in Franklin Limited Maturity
U.S. Government Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 39

Performance Summary as of 10/31/12

Franklin Limited Maturity U.S. Government Securities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25%
maximum initial sales charge; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

40 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions.
The unmanaged indexes include reinvestment of any income or distributions. They differ from the
Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 41

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices, and thus a fund’s share price, generally move in the opposite direction of interest rates. Therefore, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Advisor Class)
per share on 10/31/12.
5. The 30-day standardized yield for the 30 days ended 10/31/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: © 2012 Morningstar. The Barclays U.S. Treasury Index: 1-5 Year Component is the 1-5 year component of the Barclays U.S. Treasury Index, which covers public obligations of the U.S. Treasury with a remaining maturity of one year or more. The Barclays U.S. Treasury Index: 1-3 Year
Component is the 1-3 year component of the Barclays U.S. Treasury Index. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

42 | Annual Report

Your Fund’s Expenses

Franklin Limited Maturity U.S. Government Securities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 43

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds.
In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.77% and Advisor: 0.67%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

44 | Annual Report

Franklin Real Return Fund

Your Fund’s Goal and Main Investments: Franklin Real Return Fund seeks to achieve total return that exceeds the rate of inflation over an economic cycle. The Fund will generally invest a substantial portion of its assets in inflation-protected securities. Managers also have the flexibility to invest in other sectors of the market to increase real return (total return less inflation) potential and offer greater diversification.

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Distributions are higher than in other months primarily due to the inclusion of net foreign currency gains to meet excise tax requirements.
***The Fund paid no dividends due to negative inflation adjustments for TIPS, which are the Fund’s primary investments.
****No distributions were paid in October. The distribution scheduled to be paid in October was paid in November, due to the market’s closure following Hurricane Sandy.

Index (CPI) for Urban Consumers (All Items) NSA (non-seasonally adjusted), a measure of the average change in prices of all goods and services purchased for consumption by urban householders, which rose 2.16% for the same period.1
You can find more of the Fund’s performance data in the Performance Summary beginning on page 48.

Investment Strategy

We seek to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. We will allocate the Fund’s assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we use a “top-down” analysis of macroeconomic trends combined with a “bottom-up”
fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. We will evaluate such criteria as country risk, business cycles, yield curves, and values between and within markets.

46 | Annual Report

Manager’s Discussion

We invested the Fund’s assets in the allowable sectors during the fiscal year under review. At period-end, just over half of total net assets were invested in Treasury Inflation Protected Securities (TIPS). For diversification, we also allocated the Fund’s assets to short-term, non-U.S. dollar securities, natural resources, real estate investment trusts (REITs), high yield bonds and bank loans. We employed a non-U.S. dollar strategy to help hedge against U.S.
dollar weakness versus certain currencies and concentrated our TIPS holdings in shorter maturities.

Our diversified mix of inflation-sensitive assets performed relatively well over the period. In particular, our exposure to high yield securities and REITs were strong contributors to performance. Our allocation to corporate loans and
TIPS and the Fund’s non-U.S. dollar holdings also provided positive boosts to performance. Our natural resources sector exposure was a slight detractor.

Thank you for your continued participation in Franklin Real Return Fund.
We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 47

Performance Summary as of 10/31/12

Franklin Real Return Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

48 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges.
Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in the first year only;
Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fees and expenses) for each class of the Fund do not exceed 0.65%
(other than certain nonroutine expenses) until 2/28/13.

Annual Report | 49

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

50 | Annual Report

Endnotes

All investments involve risks, including possible loss of principal. Interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks of foreign secu-
rities include currency fluctuations and political uncertainty. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The
Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Fund investment results reflect the expense reduction, without which the results would have been lower, and yields for the period would have been 2.16%, 1.86% and 2.50% for Classes A, C and Advisor, respectively.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the respective class’s September dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 10/31/12.
6. The 30-day standardized yield for the 30 days ended 10/31/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: © 2012 Morningstar. The Barclays U.S. TIPS Index comprises U.S. TIPS rated investment grade
(Baa3/BBB- or better) with at least one year to final maturity and at least $250 million par amount outstanding.
The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 51

Your Fund’s Expenses

Franklin Real Return Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

52 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds.
In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90%; C: 1.30%;
and Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Annual Report | 53

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

54 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 55

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

56 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.

Annual Report | The accompanying notes are an integral part of these financial statements. | 57

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012

Franklin Balanced Fund	Country	Shares	Value
Common Stocks 47.4%			
Consumer Discretionary 5.3%			
[a]Chipotle Mexican Grill Inc.	United States	20,000	$ 5,090,600
Choice Hotels International Inc.	United States	77,599	2,428,073
Comcast Corp., A	United States	175,000	6,564,250
Johnson Controls Inc.	United States	280,000	7,210,000
McDonald's Corp.	United States	100,000	8,680,000
NIKE Inc., B	United States	80,000	7,310,400
Time Warner Cable Inc.	United States	70,000	6,937,700
			44,221,023
Consumer Staples 4.8%			
ConAgra Foods Inc.	United States	150,000	4,176,000
Diageo PLC, ADR	United Kingdom	40,000	4,569,600
Kellogg Co.	United States	150,000	7,848,000
PepsiCo Inc.	United States	100,000	6,924,000
The Procter & Gamble Co.	United States	120,000	8,308,800
Safeway Inc.	United States	250,000	4,077,500
Sysco Corp.	United States	125,000	3,883,750
			39,787,650
Energy 6.1%			
BP PLC, ADR	United Kingdom	195,254	8,374,444
Canadian Oil Sands Ltd.	Canada	200,000	4,244,457
Chevron Corp.	United States	75,000	8,265,750
ConocoPhillips	United States	120,000	6,942,000
Diamond Offshore Drilling Inc.	United States	100,000	6,924,000
Exxon Mobil Corp.	United States	50,000	4,558,500
Royal Dutch Shell PLC, A, ADR	United Kingdom	75,000	5,136,000
Total SA, B, ADR	France	125,000	6,300,000
			50,745,151
Financials 5.8%			
ACE Ltd.	United States	85,000	6,685,250
Aflac Inc.	United States	150,000	7,467,000
BlackRock Inc.	United States	36,000	6,828,480
JPMorgan Chase & Co.	United States	200,000	8,336,000
MetLife Inc.	United States	120,580	4,279,384
People's United Financial Inc.	United States	300,000	3,609,000
U.S. Bancorp	United States	125,000	4,151,250
Wells Fargo & Co.	United States	200,000	6,738,000
			48,094,364
Health Care 2.4%			
Bristol-Myers Squibb Co.	United States	200,000	6,650,000
Johnson & Johnson	United States	100,000	7,082,000
Merck & Co. Inc.	United States	138,651	6,326,645
			20,058,645
Industrials 7.9%			
The Boeing Co.	United States	110,000	7,748,400
Caterpillar Inc.	United States	100,000	8,481,000
Emerson Electric Co.	United States	150,000	7,264,500

58 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Balanced Fund	Country	Shares	Value
Common Stocks (continued)			
Industrials (continued)			
General Electric Co.	United States	470,368	$ 9,905,950
Honeywell International Inc.	United States	90,000	5,511,600
Norfolk Southern Corp.	United States	120,000	7,362,000
United Parcel Service Inc., B	United States	100,000	7,325,000
United Technologies Corp.	United States	70,000	5,471,200
Waste Management Inc.	United States	200,000	6,548,000
			65,617,650
Information Technology 4.7%			
Analog Devices Inc.	United States	165,000	6,453,150
Intel Corp.	United States	558,000	12,066,750
Microsoft Corp.	United States	230,000	6,563,050
Paychex Inc.	United States	160,000	5,188,800
Texas Instruments Inc.	United States	325,000	9,129,250
			39,401,000
Materials 5.1%			
Air Products and Chemicals Inc.	United States	100,000	7,753,000
Barrick Gold Corp.	Canada	175,000	7,087,500
BHP Billiton Ltd., ADR	Australia	100,000	7,074,000
The Dow Chemical Co.	United States	220,000	6,446,000
E. I. du Pont de Nemours and Co.	United States	200,000	8,904,000
Nucor Corp.	United States	125,000	5,016,250
			42,280,750
Telecommunication Services 1.5%			
AT&T Inc.	United States	200,000	6,918,000
Verizon Communications Inc.	United States	115,000	5,133,600
			12,051,600
Utilities 3.8%			
American Electric Power Co. Inc.	United States	150,000	6,666,000
Dominion Resources Inc.	United States	110,000	5,805,800
Duke Energy Corp.	United States	150,000	9,853,500
PPL Corp.	United States	175,000	5,176,500
Sempra Energy	United States	60,000	4,185,000
			31,686,800
Total Common Stocks (Cost $369,092,659)			393,944,633
[b] **Equity-Linked Securities 6.7%**			
Energy 1.1%			
[c] Deutsche Bank AG into Halliburton Co., 9.00%, 144A	United States	130,000	4,328,727
[c] JPMorgan Chase & Co. into Schlumberger Ltd., 6.00%, 144A	United States	68,000	4,865,808
			9,194,535
Information Technology 3.1%			
[c] Barclays Bank PLC into Oracle Corp., 7.50%, 144A	United States	174,000	5,160,787
Credit Suisse New York into Corning Inc., 9.00%	United States	150,000	1,855,305
[c,d] The Goldman Sachs Group Inc. into Apple Inc., 9.00%, 144A	United States	20,000	11,942,380
[c] UBS AG into Corning Inc., 8.00%, 144A	United States	160,000	1,939,936

Annual Report | 59

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Balanced Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Consumer Staples 4.4%			
Energizer Holdings Inc., senior note, 4.70%, 5/24/22	United States	5,000,000	$ 5,368,775
[c]Heineken NV, senior note, 144A, 0.80%, 10/01/15	Netherlands	7,000,000	7,014,560
Lorillard Tobacco Co., senior note, 2.30%, 8/21/17	United States	6,500,000	6,580,002
[c]Mondelez International Inc., senior bond, 144A, 3.50%, 6/06/22	United States	5,000,000	5,426,890
Reynolds American Inc., senior note, 1.05%, 10/30/15	United States	3,700,000	3,713,264
Safeway Inc., senior note, 3.40%, 12/01/16	United States	5,000,000	5,242,590
[c]Sigma Alimentos SA, senior note, 144A, 5.625%, 4/14/18	Mexico	2,500,000	2,832,225
			36,178,306
Energy 3.8%			
Chesapeake Energy Corp., senior note, 6.775%, 3/15/19	United States	1,500,000	1,505,625
[c]CNPC HK Overseas Capital Ltd., senior note, 144A, 5.95%, 4/28/41	China	2,000,000	2,579,660
[c]Gaz Capital SA (OJSC Gazprom), loan participation, senior note, 144A, 5.999%, 1/23/21	Russia	2,500,000	2,835,000
Peabody Energy Corp., senior note, 6.25%, 11/15/21	United States	1,500,000	1,556,250
[c]Phillips 66, senior note, 144A, 1.95%, 3/05/15	United States	5,000,000	5,125,845
Plains Exploration & Production Co., senior note,			
6.125%, 6/15/19	United States	2,900,000	2,907,250
6.50%, 11/15/20	United States	5,000,000	5,006,250
[c]SandRidge Energy Inc., senior note, 144A, 7.50%, 2/15/23	United States	2,700,000	2,808,000
[c]Sinopec Group Overseas Development 2012 Ltd., senior note, 144A, 2.75%, 5/17/17	China	3,000,000	3,120,270
Weatherford International Ltd., senior bond, 5.95%, 4/15/42	United States	4,000,000	4,397,056
			31,841,206
Financials 11.1%			
[c]Banco do Brasil SA, sub. note, 144A, 5.875%, 1/26/22	Brazil	2,000,000	2,197,040
[e]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	5,000,000	5,665,100
Capital One Financial Corp., senior note, 2.15%, 3/23/15	United States	7,000,000	7,199,465
[e]General Electric Capital Corp., junior sub. bond, 7.125% to 6/15/22, FRN thereafter, Perpetual	United States	8,000,000	9,189,368
Healthcare Realty Trust Inc., senior note, 5.75%, 1/15/21	United States	5,000,000	5,634,570
HSBC Finance Corp., senior sub. bond, 6.676%, 1/15/21	United States	2,000,000	2,368,664
[c]ICICI Bank Ltd./Dubai, senior note, 144A, 4.70%, 2/21/18	India	3,800,000	3,978,182
[c,f]ING Bank NV, senior note, 144A, FRN, 2.009%, 9/25/15	Netherlands	5,000,000	5,044,900
[e]JPMorgan Chase & Co., junior sub. note, 1, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	6,000,000	6,935,562
[c]Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	7,100,000	7,761,329
[c]Mitsui Sumitomo Insurance Co. Ltd., junior sub. note, 144A, 7.00% to 3/15/22, FRN thereafter, 3/15/72	Japan	2,700,000	3,128,949
Morgan Stanley, senior note, 5.50%, 1/26/20	United States	1,500,000	1,657,406
[c]Prudential Covered Trust, secured note, 144A, 2.997%, 9/30/15	United States	3,230,000	3,355,779
Prudential Financial Inc., junior sub. note, 5.875%, 9/15/42	United States	5,000,000	5,281,250
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	4,000,000	4,610,776
U.S. Bank NA, sub. note, 3.778% to 4/29/18, FRN thereafter, 4/29/20	United States	4,500,000	4,766,364
[e,f]Wachovia Capital Trust III, junior sub. bond, FRN, 5.57%, Perpetual	United States	5,000,000	4,981,250
[f]Wachovia Corp., sub. note, FRN, 0.653%, 10/28/15	United States	5,000,000	4,931,090
Willis Group Holdings PLC, senior note, 5.75%, 3/15/21	United States	3,000,000	3,410,235
			92,097,279

Annual Report | 61

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

62 | Annual Report

Annual Report | 63

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Balanced Fund

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 1(g) regarding equity-linked securities.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31,
2012, the aggregate value of these securities was $147,846,521, representing 17.78% of net assets.
dA portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(d).
ePerpetual security with no stated maturity date.
fThe coupon rate shown represents the rate at period end.
gThe security is traded on a discount basis with no stated coupon rate.
hSecurity or a portion of the security has been pledged as collateral for written option contracts. At October 31, 2012, the value of this security pledged as collateral was
$6,334,683, representing 0.76% of net assets.
iSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
jSee Note 1(e) regarding written options.

At October 31, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

64 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 65

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

66 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period May 15, 2008 (effective date) to October 31, 2008.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 67

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012

68 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Convertible Securities Fund	Principal Amount*	Value
Convertible Bonds (continued)		
Consumer Discretionary (continued)		
International Game Technology, cvt., senior note, 3.25%, 5/01/14	21,200,000	$ 22,127,500
[b]Jarden Corp., senior sub. note, 144A, cvt., 1.875%, 9/15/18	10,000,000	10,072,200
Liberty Interactive LLC, cvt., senior deb., B, 3.25%, 3/15/31	10,000,000	9,275,000
MGM Resorts International, cvt., senior note, 4.25%, 4/15/15	13,000,000	13,357,500
		95,338,381
Energy 1.6%		
James River Coal Co., cvt., senior note, 3.125%, 3/15/18	12,500,000	5,180,463
Peabody Energy Corp., cvt., junior sub. bond, 4.75%, 12/15/66	12,500,000	11,390,625
		16,571,088
Financials 4.2%		
Forest City Enterprises Inc., cvt., 4.25%, 8/15/18	22,500,000	23,596,875
Leucadia National Corp., cvt., senior sub. note, 3.75%, 4/15/14	3,600,000	4,074,750
[c]MF Global Holdings Ltd., cvt., senior note, 1.875%, 2/01/16	25,000,000	14,500,000
		42,171,625
Health Care 18.9%		
[b]Amgen Inc., cvt., senior note, 144A, 0.375%, 2/01/13	15,000,000	17,006,250
Biomarin Pharmaceutical Inc., cvt., senior note, 1.875%, 4/23/17	7,300,000	14,107,250
Brookdale Senior Living Inc., cvt., senior note, 2.75%, 6/15/18	25,000,000	27,921,875
Gilead Sciences Inc., cvt., senior note, 0.625%, 5/01/13	15,000,000	26,446,950
HeartWare International Inc., cvt., senior note, 3.50%, 12/15/17	10,000,000	11,606,250
InterMune Inc., cvt., senior note, 2.50%, 9/15/18	11,000,000	8,325,625
Mylan Inc., cvt., senior note, 3.75%, 9/15/15	10,500,000	20,809,688
Nuvasive Inc., cvt., senior note, 2.75%, 7/01/17	25,000,000	21,234,375
Omnicare Inc., cvt., senior sub. note, 3.75%, 12/15/25	15,000,000	21,356,250
Salix Pharmaceuticals Ltd., cvt., senior note, 2.75%, 5/15/15	17,000,000	19,256,580
Savient Pharmaceuticals Inc., cvt., senior note, 4.75%, 2/01/18	9,839,000	2,754,920
		190,826,013
Industrials 4.0%		
[c]AMR Corp., cvt., senior note, 6.25%, 10/15/14	10,000,000	6,668,750
[b]L-3 Communications Corp., cvt., senior bond, 144A, 3.00%, 8/01/35	15,000,000	15,112,500
WESCO International Inc., cvt., senior deb., 6.00%, 9/15/29	8,000,000	19,100,000
		40,881,250
Information Technology 24.1%		
Alliance Data Systems Corp., cvt., senior note, 1.75%, 8/01/13	15,000,000	27,356,250
[c,d]BearingPoint Liquidating Trust	14,000,000	—
[b]Concur Technologies Inc., cvt., senior note, 144A, 2.50%, 4/15/15	16,900,000	23,786,750
EMC Corp., cvt., senior note, 1.75%, 12/01/13	14,000,000	21,735,070
Intel Corp., cvt.,		
[b]junior sub. bond, 144A, 2.95%, 12/15/35	19,000,000	20,710,000
junior sub. deb., 2.95%, 12/15/35	2,000,000	2,180,000
Liberty Interactive LLC into Motorola Solutions Inc., cvt., senior deb., 3.50%, 1/15/31	8,000,000	3,876,000
[b]Microchip Technology Inc., cvt., junior sub. note, 144A, 2.125%, 12/15/37	20,000,000	24,287,500
Micron Technology Inc., cvt., senior note, 1.875%, 6/01/27	20,000,000	17,347,580
NetApp Inc., cvt., senior note, 1.75%, 6/01/13	17,000,000	17,956,250
Novellus Systems Inc., cvt., senior note, 2.625%, 5/15/41	18,000,000	22,012,200

Annual Report | 69

See Abbreviations on page 130.

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31,
2012, the aggregate value of these securities was $198,290,408, representing 19.61% of net assets.
cSee Note 8 regarding defaulted securities.
dSee Note 9 regarding restricted securities.
eSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

70 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 71

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

72 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 73

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

74 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period May 15, 2008 (effective date) to October 31, 2008.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 75

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012

Franklin Equity Income Fund	Country	Shares	Value
Common Stocks 90.0%			
Consumer Discretionary 10.2%			
Comcast Corp., A	United States	600,960	$ 22,542,009
Limited Brands Inc.	United States	471,000	22,556,190
Lowe's Cos. Inc.	United States	600,000	19,428,000
McDonald's Corp.	United States	323,200	28,053,760
NIKE Inc., B	United States	303,400	27,724,692
Target Corp.	United States	453,900	28,936,125
			149,240,776
Consumer Staples 8.5%			
The Coca-Cola Co.	United States	429,600	15,972,528
Diageo PLC, ADR	United Kingdom	227,200	25,955,328
Kellogg Co.	United States	405,800	21,231,456
PepsiCo Inc.	United States	370,000	25,618,800
The Procter & Gamble Co.	United States	237,700	16,458,348
Unilever NV, N.Y. shs.	Netherlands	488,700	17,930,403
			123,166,863
Energy 8.4%			
BP PLC, ADR	United Kingdom	351,271	15,066,013
Chevron Corp.	United States	240,500	26,505,505
ConocoPhillips	United States	279,300	16,157,505
Exxon Mobil Corp.	United States	240,834	21,956,836
Royal Dutch Shell PLC, A, ADR	United Kingdom	350,000	23,968,000
Spectra Energy Corp.	United States	654,000	18,880,980
			122,534,839
Financials 13.9%			
Aflac Inc.	United States	536,200	26,692,036
Bank of America Corp.	United States	974,700	9,084,204
BlackRock Inc.	United States	147,700	28,015,736
JPMorgan Chase & Co.	United States	827,300	34,481,864
Marsh & McLennan Cos. Inc.	United States	497,700	16,936,731
MetLife Inc.	United States	218,798	7,765,141
People's United Financial Inc.	United States	1,200,000	14,436,000
QBE Insurance Group Ltd.	Australia	1,350,000	18,462,906
T. Rowe Price Group Inc.	United States	347,800	22,586,132
Wells Fargo & Co.	United States	725,000	24,425,250
			202,886,000
Health Care 8.0%			
Abbott Laboratories	United States	275,000	18,018,000
Johnson & Johnson	United States	332,000	23,512,240
Merck & Co. Inc.	United States	688,495	31,416,027
Pfizer Inc.	United States	979,300	24,355,191
Roche Holding AG	Switzerland	100,000	19,231,182
			116,532,640

76 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Equity Income Fund	Country	Shares	Value
Common Stocks (continued)			
Industrials 13.9%			
3M Co.	United States	237,400	$ 20,796,240
The Boeing Co.	United States	283,900	19,997,916
Caterpillar Inc.	United States	192,300	16,308,963
Emerson Electric Co.	United States	500,000	24,215,000
General Electric Co.	United States	1,500,000	31,590,000
Honeywell International Inc.	United States	471,600	28,880,784
J.B. Hunt Transport Services Inc.	United States	282,800	16,600,360
Republic Services Inc.	United States	742,000	21,035,700
United Parcel Service Inc., B	United States	306,600	22,458,450
			201,883,413
Information Technology 10.9%			
Analog Devices Inc.	United States	586,200	22,926,282
Apple Inc.	United States	25,000	14,877,500
Cisco Systems Inc.	United States	1,536,133	26,329,320
Intel Corp.	United States	1,200,000	25,950,000
International Business Machines Corp.	United States	139,900	27,214,747
Microsoft Corp.	United States	750,000	21,401,250
Paychex Inc.	United States	629,100	20,401,713
			159,100,812
Materials 7.1%			
BHP Billiton Ltd., ADR	Australia	322,300	22,799,502
The Dow Chemical Co.	United States	613,000	17,960,900
E. I. du Pont de Nemours and Co.	United States	532,100	23,689,092
Freeport-McMoRan Copper & Gold Inc., B	United States	445,828	17,333,793
Rio Tinto PLC, ADR	United Kingdom	431,000	21,541,380
			103,324,667
Telecommunication Services 2.8%			
AT&T Inc.	United States	634,410	21,944,242
Vodafone Group PLC, ADR	United Kingdom	697,600	18,988,672
			40,932,914
Utilities 6.3%			
American Electric Power Co. Inc.	United States	558,300	24,810,852
Duke Energy Corp.	United States	419,690	27,569,436
Great Plains Energy Inc.	United States	595,240	13,357,186
PG&E Corp.	United States	617,900	26,273,108
			92,010,582
Total Common Stocks (Cost $1,118,983,844)			1,311,613,506
[a] **Equity-Linked Securities 2.7%**			
Energy 2.7%			
[b] Bank of America Corp. into Halliburton Co., 5.00%, 144A	United States	630,000	20,839,329
[b] JPMorgan Chase & Co. into Schlumberger Ltd., 6.00%, 144A	United States	250,000	17,889,000
Total Equity-Linked Securities (Cost $40,814,600)			38,728,329

Annual Report | 77

See Abbreviations on page 130.

aSee Note 1(g) regarding equity-linked securities.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31,
2012, the aggregate value of these securities was $54,273,161, representing 3.72% of net assets.
cNon-income producing.
dSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

78 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 79

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.

80 | The accompanying notes are an integral part of these financial statements. | Annual Report

// Franklin Investors Securities Trust

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012

Franklin Limited Maturity U.S. Government Securities Fund	Principal Amount	Value
U.S. Government and Agency Securities 54.2%		
AID-Egypt, U.S. Government Guaranteed, 4.45%, 9/15/15	$10,000,000	$ 11,134,270
Citigroup Funding Inc., FDIC Guaranteed, 2.25%, 12/10/12	10,000,000	10,020,690
FHLB, 3.125%, 12/13/13	8,000,000	8,259,616
FHLMC,		
3.50%, 5/29/13	4,200,000	4,280,434
4.50%, 1/15/13	8,300,000	8,374,418
4.50%, 7/15/13	3,500,000	3,606,936
FNMA,		
0.75%, 2/26/13	5,000,000	5,009,815
1.75%, 5/07/13	3,200,000	3,225,261
4.375%, 3/15/13	4,000,000	4,063,084
4.625%, 10/15/13	5,000,000	5,211,845
senior note, 4.375%, 7/17/13	6,000,000	6,176,370
U.S. Treasury Note,		
1.75%, 7/31/15	7,000,000	7,263,592
2.00%, 11/30/13	10,000,000	10,192,190
2.25%, 5/31/14	8,000,000	8,251,568
2.375%, 8/31/14	13,500,000	14,014,687
2.625%, 6/30/14	5,000,000	5,195,900
2.75%, 10/31/13	13,000,000	13,329,576
4.00%, 2/15/14	12,400,000	13,000,631
4.00%, 2/15/15	22,000,000	23,839,068
4.125%, 5/15/15	15,000,000	16,432,035
4.25%, 8/15/14	7,000,000	7,494,921
4.25%, 11/15/14	4,000,000	4,320,624
4.25%, 8/15/15	19,000,000	21,039,536
4.50%, 11/15/15	22,300,000	25,050,928
4.75%, 5/15/14	8,000,000	8,550,624
[a] Index Linked, 0.50%, 4/15/15	9,565,870	9,995,588
[a] Index Linked, 0.625%, 4/15/13	16,346,370	16,417,886
[a] Index Linked, 1.25%, 4/15/14	15,781,561	16,324,052
[a] Index Linked, 2.00%, 1/15/16	6,963,146	7,745,957
Total U.S. Government and Agency Securities (Cost $296,699,230)		297,822,102
Asset-Backed Securities and Commercial Mortgage-Backed Securities 9.8%		
FHLMC Multifamily Structured Pass Through Certificates,		
K004, A1, 3.413%, 5/25/19	2,387,062	2,602,719
K010, A1, 3.32%, 7/25/20	4,752,479	5,190,254
K013, A1, 2.902%, 8/25/20	8,493,126	9,120,743
K014, A1, 2.788%, 10/25/20	11,019,282	11,848,929
K702, A1, 2.084%, 12/25/17	7,934,221	8,198,635
K702, A1, 3.342%, 12/25/19	10,046,883	10,964,882
K703, A1, 1.873%, 1/25/18	2,610,211	2,701,057
GNMA, 2010-124, A, 3.848%, 10/16/32	3,199,654	3,308,415
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $51,736,799)		53,935,634
Mortgage-Backed Securities 32.0%		
[b] **Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 5.5%**		
FHLMC, 2.12%, 8/01/34	1,725	1,843
FHLMC, 2.25%, 4/01/35	1,187,541	1,274,652

Annual Report | 81

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Limited Maturity U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)		
b Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate (continued)		
FHLMC, 2.35%, 3/01/32 - 9/01/33	$ 145,881	$ 152,914
FHLMC, 2.355%, 12/01/33	557,612	583,809
FHLMC, 2.358%, 6/01/31	33,846	34,773
FHLMC, 2.368%, 7/01/35	26,467	28,138
FHLMC, 2.375%, 8/01/32 - 7/01/35	1,187,073	1,278,284
FHLMC, 2.378%, 2/01/31	118,278	123,098
FHLMC, 2.41%, 8/01/34	641,728	688,692
FHLMC, 2.412%, 5/01/36	41,723	44,779
FHLMC, 2.415%, 1/01/37	104,029	110,789
FHLMC, 2.455%, 10/01/33 - 9/01/36	526,701	565,945
FHLMC, 2.457%, 3/01/35	39,624	42,477
FHLMC, 2.483%, 12/01/34	270,968	285,138
FHLMC, 2.499%, 11/01/36	32,811	34,804
FHLMC, 2.513%, 11/01/33	49,323	52,051
FHLMC, 2.523%, 8/01/36	2,965	3,173
FHLMC, 2.54%, 11/01/31	32,369	34,868
FHLMC, 2.565%, 5/01/37	59,046	63,121
FHLMC, 2.592%, 1/01/37	147,360	158,088
FHLMC, 2.673%, 7/01/35	3,423,380	3,669,758
FHLMC, 2.694%, 1/01/35	424,240	453,988
FHLMC, 2.705%, 1/01/34	172,001	183,083
FHLMC, 2.722%, 7/01/35	27,920	29,905
FHLMC, 2.723%, 7/01/41	705,926	737,728
FHLMC, 2.748%, 4/01/37	1,367,270	1,470,013
FHLMC, 2.76%, 6/01/37	170,044	172,471
FHLMC, 2.775%, 7/01/37	265,071	286,951
FHLMC, 2.776%, 9/01/35	110,324	118,624
FHLMC, 2.786%, 11/01/27	260,093	267,298
FHLMC, 2.799%, 1/01/35	23,930	25,622
FHLMC, 2.801%, 5/01/35	224,625	240,559
FHLMC, 2.822%, 3/01/39	280,000	301,016
FHLMC, 2.825%, 9/01/36	2,579	2,781
FHLMC, 2.826%, 10/01/35	2,981,581	3,207,986
FHLMC, 2.854%, 9/01/34	10,617	11,351
FHLMC, 2.855%, 4/01/35	74,994	80,485
FHLMC, 2.86%, 8/01/34	57,032	61,147
FHLMC, 2.875%, 9/01/34	846,920	907,215
FHLMC, 2.88%, 2/01/37	353,288	362,623
FHLMC, 2.885%, 10/01/34	262,995	282,577
FHLMC, 2.89%, 4/01/35	364,814	391,160
FHLMC, 2.892%, 9/01/24	35,125	37,652
FHLMC, 2.912%, 5/01/33	126,136	135,407
FHLMC, 2.948%, 4/01/33	125,322	125,696
FHLMC, 2.975%, 7/01/36	1,009,422	1,089,736
FHLMC, 2.992%, 4/01/38	510,189	550,790
FHLMC, 3.032%, 6/01/37	4,011,854	4,338,640
FHLMC, 3.05%, 8/01/37	750,342	809,391
FHLMC, 3.088%, 2/01/37	68,377	72,651
FHLMC, 3.17%, 8/01/36	81,270	87,331

82 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Limited Maturity U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)		
[b] **Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate (continued)**		
FHLMC, 3.499%, 3/01/36	$ 187,437	$ 203,857
FHLMC, 3.591%, 6/01/40	467,076	494,115
FHLMC, 3.854%, 4/01/30	278,149	297,402
FHLMC, 4.16%, 5/01/37	58,292	58,742
FHLMC, 5.173%, 10/01/35	221,967	239,747
FHLMC, 5.232%, 4/01/33	132,045	140,777
FHLMC, 5.309%, 2/01/38	1,025,967	1,103,094
FHLMC, 5.571%, 6/01/37	19,484	21,096
FHLMC, 5.819%, 4/01/37	529,618	574,604
FHLMC, 5.885%, 10/01/37	558,331	603,281
FHLMC, 6.448%, 2/01/37	150,834	164,037
		29,973,823
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 1.9%		
FHLMC Gold 15 Year, 5.00%, 10/01/17 - 7/01/23	2,635,971	2,848,811
FHLMC Gold 15 Year, 6.00%, 10/01/21	694,015	763,153
FHLMC Gold 15 Year, 6.00%, 10/01/23	5,464,998	6,035,060
FHLMC Gold 15 Year, 7.00%, 8/01/13	1,236	1,250
FHLMC Gold 30 Year, 8.50%, 12/01/22 - 7/01/31	699,326	847,134
FHLMC Gold 30 Year, 9.50%, 3/01/21	9,029	9,224
		10,504,632
[b] **Federal National Mortgage Association (FNMA) Adjustable Rate 17.8%**		
FNMA, 1.375%, 10/01/26	186,920	192,312
FNMA, 1.67%, 6/01/37	178,372	189,363
FNMA, 1.738%, 4/01/37	39,678	41,388
FNMA, 1.748%, 4/01/34	182,609	190,572
FNMA, 1.805%, 3/01/33	992,425	1,032,494
FNMA, 1.876%, 1/01/34	9,852	10,335
FNMA, 1.975%, 6/01/34	396,444	407,244
FNMA, 1.983%, 11/01/33	167,638	176,653
FNMA, 2.001%, 4/01/33	302,635	319,786
FNMA, 2.02%, 4/01/35	116,615	118,811
FNMA, 2.104%, 8/01/34	225,703	230,490
FNMA, 2.146%, 6/01/28	2,693	2,877
FNMA, 2.166%, 1/01/34	27,467	28,705
FNMA, 2.169%, 11/01/32	1,558,311	1,636,791
FNMA, 2.22%, 1/01/35	6,163,808	6,470,828
FNMA, 2.223%, 9/01/33	48,363	51,175
FNMA, 2.23%, 6/01/35	54,234	58,279
FNMA, 2.232%, 11/01/32	64,947	68,208
FNMA, 2.245%, 11/01/35	241,816	244,036
FNMA, 2.255%, 1/01/35	117,200	124,398
FNMA, 2.27%, 2/01/37	22,787	23,964
FNMA, 2.273%, 4/01/34 - 1/01/35	189,540	194,234
FNMA, 2.275%, 4/01/35	124,537	127,368
FNMA, 2.30%, 8/01/34 - 12/01/34	2,195,926	2,337,329
FNMA, 2.308%, 2/01/35	295,436	314,342
FNMA, 2.319%, 11/01/27 - 11/01/40	392,692	410,336
FNMA, 2.325%, 8/01/33	180,143	192,152

Annual Report | 83

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Limited Maturity U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)		
[b] **Federal National Mortgage Association (FNMA) Adjustable Rate (continued)**		
FNMA, 2.329%, 3/01/38	$ 63,657	$ 68,114
FNMA, 2.333%, 4/01/35	62,248	66,765
FNMA, 2.34%, 1/01/33 - 11/01/33	60,232	63,319
FNMA, 2.344%, 9/01/34	413,660	434,865
FNMA, 2.345%, 8/01/34	101,091	108,632
FNMA, 2.35%, 7/01/34	1,587,164	1,689,756
FNMA, 2.353%, 5/01/38	16,301	17,297
FNMA, 2.36%, 7/01/33	49,890	50,522
FNMA, 2.365%, 1/01/34	451,496	476,300
FNMA, 2.366%, 5/01/33	109,470	114,620
FNMA, 2.374%, 10/01/32	5,477	5,770
FNMA, 2.387%, 7/01/36	20,641	22,138
FNMA, 2.391%, 4/01/36	209,521	222,221
FNMA, 2.398%, 4/01/33	184,571	197,074
FNMA, 2.414%, 6/01/33	148,727	157,115
FNMA, 2.427%, 4/01/36	23,271	24,702
FNMA, 2.437%, 10/01/36	63,012	66,451
FNMA, 2.443%, 9/01/38	178,233	189,321
FNMA, 2.445%, 12/01/36	53,380	57,524
FNMA, 2.453%, 10/01/34	20,990	22,540
FNMA, 2.487%, 1/01/36	483,006	511,263
FNMA, 2.503%, 3/01/35	574,554	608,428
FNMA, 2.51%, 7/01/36	4,452	4,518
FNMA, 2.512%, 2/01/35	214,076	228,427
FNMA, 2.516%, 2/01/36	9,778,713	10,366,831
FNMA, 2.536%, 10/01/32	193,738	208,347
FNMA, 2.549%, 1/01/33	84,946	90,777
FNMA, 2.56%, 7/01/35	302,796	323,319
FNMA, 2.561%, 7/01/33	23,443	25,308
FNMA, 2.57%, 3/01/35	176,311	177,711
FNMA, 2.588%, 5/01/32	109,597	109,931
FNMA, 2.634%, 4/01/22	40,757	42,319
FNMA, 2.64%, 5/01/34	513,322	541,881
FNMA, 2.653%, 10/01/33	93,557	98,827
FNMA, 2.665%, 3/01/34	130,787	135,400
FNMA, 2.668%, 9/01/30	15,654	16,747
FNMA, 2.69%, 3/01/18	12,517	12,912
FNMA, 2.693%, 4/01/33	281,575	301,563
FNMA, 2.703%, 2/01/34	846,848	905,577
FNMA, 2.716%, 4/01/32	155,180	165,549
FNMA, 2.748%, 8/01/34	59,554	63,768
FNMA, 2.75%, 11/01/36	5,128,358	5,501,590
FNMA, 2.751%, 5/01/35	2,066,929	2,220,302
FNMA, 2.76%, 8/01/41	225,552	232,178
FNMA, 2.767%, 9/01/34	155,114	166,408
FNMA, 2.776%, 4/01/35	2,536,534	2,715,529
FNMA, 2.783%, 10/01/36	6,699,555	7,203,874
FNMA, 2.796%, 2/01/35	249,356	268,145
FNMA, 2.822%, 12/01/36	95,318	101,832

84 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Limited Maturity U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)		
[b]**Federal National Mortgage Association (FNMA) Adjustable Rate (continued)**		
FNMA, 2.824%, 7/01/35	$ 1,990,479	$ 2,137,798
FNMA, 2.83%, 9/01/35	1,797,793	1,931,757
FNMA, 2.84%, 1/01/35	238,060	253,864
FNMA, 2.848%, 7/01/33	219,025	225,166
FNMA, 2.856%, 6/01/35	14,146,216	15,213,155
FNMA, 2.869%, 10/01/36	215,002	232,367
FNMA, 2.873%, 11/01/36	886,627	952,814
FNMA, 2.90%, 1/01/34	24,866	26,575
FNMA, 2.902%, 9/01/33	90,903	97,314
FNMA, 2.906%, 9/01/35	22,640	23,828
FNMA, 2.91%, 2/01/36	4,122,563	4,437,585
FNMA, 2.924%, 4/01/36	7,955,954	8,579,488
FNMA, 2.936%, 3/01/36	494,990	528,089
FNMA, 2.955%, 10/01/33	3,058,985	3,298,101
FNMA, 3.00%, 10/01/33	28,416	28,596
FNMA, 3.001%, 5/01/34	69,544	74,304
FNMA, 3.01%, 4/01/33	912,947	978,429
FNMA, 3.315%, 5/01/36	14,078	14,774
FNMA, 3.362%, 9/01/37	1,943,652	2,027,841
FNMA, 3.368%, 11/01/17	70,952	72,166
FNMA, 3.581%, 11/01/36	20,679	22,257
FNMA, 3.847%, 3/01/38	805,252	859,185
FNMA, 4.103%, 8/01/33	385,950	415,344
FNMA, 4.23%, 9/01/33	1,510,667	1,620,791
FNMA, 4.619%, 10/01/33	101,675	109,167
FNMA, 4.789%, 11/01/33	32,115	34,551
FNMA, 4.842%, 6/01/33	12,878	13,724
FNMA, 5.062%, 8/01/35	167,215	180,735
FNMA, 5.19%, 11/01/38	560,301	605,825
FNMA, 5.552%, 1/01/19	11,067	12,042
		97,606,409
Federal National Mortgage Association (FNMA) Fixed Rate 6.5%		
FNMA 15 Year, 3.50%, 1/01/26	1,349,171	1,432,911
FNMA 15 Year, 4.50%, 5/01/16	9,552,621	10,620,982
FNMA 15 Year, 4.50%, 12/01/18 - 2/01/19	201,875	218,121
FNMA 15 Year, 5.00%, 2/01/18 - 6/01/23	2,841,261	3,090,777
FNMA 15 Year, 5.50%, 8/01/15 - 1/01/25	6,151,438	6,626,194
FNMA 15 Year, 6.00%, 4/01/16 - 5/01/17	690,971	736,425
FNMA 15 Year, 6.50%, 10/01/16	23,835	25,552
FNMA 15 Year, 7.00%, 12/01/12 - 7/01/14	2,357	2,398
FNMA 15 Year, 7.50%, 12/01/14 - 1/01/15	16,160	16,888
FNMA 30 Year, 5.00%, 3/01/38	2,725,647	2,974,287
FNMA 30 Year, 6.00%, 9/01/39	8,399,673	9,333,673
FNMA 30 Year, 6.50%, 8/01/38	389,248	442,596
FNMA 30 Year, 9.00%, 1/01/17 - 12/01/20	58,325	64,587
FNMA 30 Year, 9.50%, 11/01/16 - 6/01/22	80,872	88,864
		35,674,255

Annual Report | 85

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Limited Maturity U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)		
[b]**Government National Mortgage Association (GNMA) Adjustable Rate 0.0%**[†]		
GNMA, 1.625%, 10/20/35	$ 67,040	$ 69,697
Government National Mortgage Association (GNMA) Fixed Rate 0.3%		
GNMA I SF 15 Year, 6.50%, 10/15/13 - 7/15/14	73,727	76,496
GNMA I SF 15 Year, 7.50%, 10/15/14 - 11/15/14	22,686	23,230
GNMA I SF 30 Year, 5.00%, 3/15/39	597,414	656,895
GNMA I SF 30 Year, 5.50%, 4/15/33 - 5/15/33	279,759	310,445
GNMA I SF 30 Year, 6.00%, 3/15/33	105,435	120,733
GNMA I SF 30 Year, 8.00%, 11/15/16	32,853	33,596
GNMA I SF 30 Year, 9.00%, 6/15/16 - 9/15/17	154,573	160,284
GNMA II SF 30 Year, 7.50%, 10/20/29 - 10/20/31	279,781	346,608
GNMA II SF 30 Year, 9.00%, 8/20/16	28,204	28,360
GNMA II SF 30 Year, 9.50%, 6/20/16	36,335	37,311
		1,793,958
Total Mortgage-Backed Securities (Cost $170,193,361)		175,622,774
Total Investments before Short Term Investments (Cost $518,629,390)		527,380,510
	Shares	
Short Term Investments 3.4%		
Money Market Funds (Cost $10,950,120) 2.0%		
[c,d]Institutional Fiduciary Trust Money Market Portfolio	10,950,120	10,950,120
	Principal Amount	
Repurchase Agreements (Cost $7,597,737) 1.4%		
[e]Joint Repurchase Agreement, 0.257%, 11/01/12 (Maturity Value $7,597,791) BNP Paribas Securities Corp. (Maturity Value $894,564) Credit Suisse Securities (USA) LLC (Maturity Value $745,419) Deutsche Bank Securities Inc. (Maturity Value $1,485,064) HSBC Securities (USA) Inc. (Maturity Value $1,416,380) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,490,915) Morgan Stanley & Co. LLC (Maturity Value $372,748) UBS Securities LLC (Maturity Value $1,192,701) Collateralized by U.S. Government Agency Securities, 0.00% - 6.00%, 11/23/12 - 4/18/36; U.S. Government Agency Securities, zero cpn., 2/28/14 - 6/01/17; [f]U.S. Government Agency Discount Notes, 11/13/12 - 4/24/13; [f]U.S. Treasury Bills, 11/15/12 - 10/17/13; U.S. Treasury Bonds, 7.25% - 10.625%, 8/15/15 - 8/15/17; U.S. Treasury Notes, 0.125% - 4.875%, 11/15/12 - 9/30/17; and U.S. Treasury Notes, Index Linked, 0.50% - 2.265%, 7/15/14 - 7/15/17 (valued at $7,752,092)	$ 7,597,737	7,597,737
Total Investments (Cost $537,177,247) 99.4%		545,928,367
Other Assets, less Liabilities 0.6%		3,341,148
Net Assets 100.0%		$549,269,515

See Abbreviations on page 130.

[†]Rounds to less than 0.1% of net assets.
[a]Principal amount of security is adjusted for inflation. See Note 1(j).
[b]The coupon rate shown represents the rate at period end.
[c]Non-income producing.
[d]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
[e]See Note 1(c) regarding joint repurchase agreement.
[f]The security is traded on a discount basis with no stated coupon rate.

86 | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period and may fluctuate between classes due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 87

aFor the period November 3, 2008 (effective date) to October 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period and may fluctuate between classes due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hRatio is calculated based on the Fund level net investment income, as reflected on the Statement of Operations, and adjusted for class specific expenses. The amount may not correlate with the per share amount due to the timing of income earned and/or fluctuating market value of the investments of the Fund in relation to the timing of sales and repurchases of Fund shares.

88 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period and may fluctuate between classes due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 89

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012

90 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

Annual Report | 91

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

96 | Annual Report

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October
2012, the aggregate value of these securities was $5,955,346, representing 1.08% of net assets.
cThe coupon rate shown represents the rate at period end.
dSee Note 1(h) regarding senior floating rate interests.
eA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).
fPrincipal amount is stated in 100 Mexican Peso Units.
gRedemption price at maturity is adjusted for inflation. See Note 1(j).
hPrincipal amount is stated in 1,000 Brazilian Real Units.
iPrincipal amount of security is adjusted for inflation. See Note 1(j).
jThe security is traded on a discount basis with no stated coupon rate.
kSee Note 1(c) regarding joint repurchase agreement.

At October 31, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

98 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 99

Franklin Investors Securities Trust

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

October 31, 2012

	Franklin Limited Maturity U.S. Government Securities Fund	Franklin Real Return Fund
Assets:		
Investments in securities:		
Cost - Unaffiliated issuers	$518,629,390	$495,658,233
Cost - Sweep Money Fund (Note 7)	10,950,120	—
Cost - Repurchase agreements	7,597,737	45,264,255
Total cost of investments	$537,177,247	$540,922,488
Value - Unaffiliated issuers	$527,380,510	$506,077,465
Value - Sweep Money Fund (Note 7)	10,950,120	—
Value - Repurchase agreements	7,597,737	45,264,255
Total value of investments	545,928,367	551,341,720
Cash	—	45,526
Restricted cash (Note 1f)	—	1,625,000
Foreign currency, at value (cost $ — and $157,243, respectively)	—	157,117
Receivables:		
Investment securities sold	219,829	713,665
Capital shares sold	2,700,794	755,283
Dividend and interest	3,088,542	2,463,194
Unrealized appreciation on forward exchange contracts	—	1,971,713
Other assets	54	59
Total assets	551,937,586	559,073,277
Liabilities:		
Payables:		
Investment securities purchased	—	2,880,048
Capital shares redeemed	2,051,112	1,950,191
Affiliates	294,822	386,573
Unaffiliated transfer agent fees	50,916	80,041
Distributions to shareholders	211,781	—
Due to brokers	—	1,625,000
Unrealized depreciation on forward exchange contracts	—	571,948
Accrued expenses and other liabilities	59,440	116,396
Total liabilities	2,668,071	7,610,197
Net assets, at value	$549,269,515	$551,463,080
Net assets consist of:		
Paid-in capital	$557,460,418	$549,976,286
Distributions in excess of net investment income	(5,061,802)	(4,118,678)
Net unrealized appreciation (depreciation)	8,751,120	11,828,277
Accumulated net realized gain (loss)	(11,880,221)	(6,222,805)
Net assets, at value	$549,269,515	$551,463,080

100 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 101

102 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

Financial Statements (continued)

Statements of Operations (continued)
for the year ended October 31, 2012

Annual Report | The accompanying notes are an integral part of these financial statements. | 103

104 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 105

106 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of
1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds, five of which are included in this report (Funds). The financial statements of the remain-
ing funds in the Trust are presented separately. The classes of shares offered within each of the
Funds are indicated below. Effective March 1, 2005, the Franklin Equity Income Fund no longer offered Class B shares for purchase. As disclosed in the applicable fund prospectus Class B shares convert to Class A shares after eight years of investment, therefore all Class B shares will con-
vert to Class A by March 2013. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transac-
tion between market participants on the measurement date. Under procedures approved by the
Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC
provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds, and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are val-
ued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Annual Report | 107

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Debt and certain preferred securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Certain derivatives trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize

108 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the

Annual Report | 109

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Joint Repurchase Agreement (continued)

dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the funds at year end had been entered into on October 31, 2012.

d. Securities Purchased on a When-Issued and Delayed Delivery Basis

Certain funds purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Franklin Balanced Fund, the Franklin Equity Income Fund, and the Franklin Real Return Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the fund to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

The Franklin Balanced Fund and the Franklin Real Return Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the funds and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the funds fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the funds for those OTC derivatives with that particular counterparty that are in a net liability position. At October 31, 2012, the Franklin Balanced Fund and the Franklin Real Return Fund had no OTC derivatives in a net liability position for such contracts.

110 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Derivative Financial Instruments (continued)

The Franklin Balanced Fund and the Franklin Real Return Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the funds’ investment objectives.

The Franklin Balanced Fund and the Franklin Equity Income Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

f. Restricted Cash

At October 31, 2012, the Franklin Balanced Fund and the Franklin Real Return Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the funds’ custodian and is reflected in the Statements of Assets and Liabilities.

g. Equity-Linked Securities

The Franklin Balanced Fund and the Franklin Equity Income Fund invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the funds.

Annual Report | 111

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Senior Floating Rate Interests

The Franklin Real Return Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the fund invests are generally readily marketable, but may be subject to some restrictions on resale.

i. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2012, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. For all funds except the Franklin Limited Maturity U.S. Government Securities Fund, distributions to shareholders are recorded on the ex-dividend date. For the Franklin Limited Maturity U.S.

112 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
j.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Government Securities Fund, dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

For all funds except the Franklin Limited Maturity U.S. Government Securities Fund, realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

For the Franklin Limited Maturity U.S. Government Securities Fund, net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments on the Statements of Operations.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report | 113

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
l.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the
Trust against certain liabilities arising out of the performance of their duties to the Trust.
Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maxi-
mum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2012, there were an unlimited number of shares authorized (without par value).
Transactions in the Funds’ shares were as follows:

114 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

116 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

2. Shares of Beneficial Interest *(continued)*

	Franklin Equity Income Fund		Franklin Limited Maturity U.S. Government Securities Fund	
	Shares	Amount	Shares	Amount
Advisor Class Shares:				
Year ended October 31, 2012				
Shares sold	302,576	$ 5,212,058	6,568,880	$ 68,092,476
Shares issued in reinvestment of distributions	13,240	230,074	149,610	1,549,620
Shares redeemed	(181,723)	(3,160,734)	(4,865,594)	(50,443,070)
Net increase (decrease)	134,093	$ 2,281,398	1,852,896	$ 19,199,026
Year ended October 31, 2011				
Shares sold	362,035	$ 6,263,482	7,655,527	$ 79,908,049
Shares issued in reinvestment of distributions	9,596	160,112	103,351	1,078,952
Shares redeemed	(183,925)	(3,100,798)	(4,761,884)	(49,672,254)
Net increase (decrease)	187,706	$ 3,322,796	2,996,994	$ 31,314,747

	Franklin Real Return Fund	
	Shares	Amount
Class A Shares:		
Year ended October 31, 2012		
Shares sold	8,619,696	$ 94,231,025
Shares issued in reinvestment of distributions	1,015,411	10,951,888
Shares redeemed	(12,219,254)	(133,269,365)
Net increase (decrease)	(2,584,147)	$ (28,086,452)
Year ended October 31, 2011		
Shares sold	16,815,415	$ 189,031,811
Shares issued in reinvestment of distributions	1,285,407	14,453,341
Shares redeemed	(12,757,595)	(142,713,403)
Net increase (decrease)	5,343,227	$ 60,771,749
Class C Shares:		
Year ended October 31, 2012		
Shares sold	2,802,083	$ 30,440,636
Shares issued in reinvestment of distributions	233,439	2,500,385
Shares redeemed	(3,877,098)	(41,982,766)
Net increase (decrease)	(841,576)	$ (9,041,745)
Year ended October 31, 2011		
Shares sold	7,274,766	$ 81,372,130
Shares issued in reinvestment of distributions	251,158	2,808,148
Shares redeemed	(2,673,943)	(29,626,709)
Net increase (decrease)	4,851,981	$ 54,553,569

Annual Report | 117

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Franklin Balanced Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

118 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

The Franklin Convertible Securities Fund and the Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

The Franklin Limited Maturity U.S. Government Securities Fund pays an investment manage-
ment fee to Advisers based on the month-end net assets of the fund as follows:

The Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

b. Administrative Fees

FT Services provides administrative services to the Funds. The Franklin Balanced Fund and the
Franklin Real Return Fund each pay an administrative fee to FT Services of 0.20% per year of their respective average daily net assets. Under an agreement with Advisers, the administrative fee for the Franklin Convertible Securities Fund, the Franklin Equity Income Fund, and the
Franklin Limited Maturity U.S. Government Securities Fund is paid by Advisers based on each fund’s average daily net assets, and is not an additional expense of the funds.

Annual Report | 119

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor
Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. Under the Class A reim-
bursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class B, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Effective February 1, 2009, the Board has set the current rate at 0.30% per year for Class A shares for the Franklin Balanced Fund until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

120 | Annual Report

f. Waiver and Expense Reimbursements

FT Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Franklin Balanced Fund and the Franklin Real
Return Fund so that the common expenses (i.e. a combination of management fees, administra-
tive fees, transfer agent fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses), for each class of the funds do not exceed 0.71% and 0.65%, respectively
(other than certain non-routine expenses or costs, including those relating to litigation, indemnifi-
cation, reorganizations, and liquidations) until February 28, 2013.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses.
During the year ended October 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the
Funds in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

Annual Report | 121

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

At October 31, 2012, the capital loss carryforwards were as follows:

During the year ended October 31, 2012, the Franklin Convertible Securities Fund and the
Franklin Equity Income Fund utilized $36,126,242 and $20,770,873, respectively, of capital loss carryforwards.

The tax character of distributions paid during the years ended October 31, 2012 and 2011, was as follows:

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

At October 31, 2012, the cost of investments, net unrealized appreciation (depreciation), undis-
tributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, corporate actions, and paydown losses.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31,
2012, were as follows:

Annual Report | 123

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

6. INVESTMENT TRANSACTIONS (continued)

Transactions in options written during the year ended October 31, 2012, were as follows:

See Notes 1(e) and 10 regarding derivative financial instruments and other derivative information, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Franklin Balanced Fund, the Franklin Convertible Securities Fund, the Franklin Equity
Income Fund, and the Franklin Limited Maturity U.S. Government Securities Fund invest in the
Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end invest-
ment company managed by Advisers. Management fees paid by the funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and adminis-
trative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At October 31, 2012, the Franklin Balanced Fund, the Franklin Convertible Securities Fund,
and the Franklin Real Return Fund had 6.59%, 77.14%, and 12.08%, respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin Convertible Securities Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2012, the aggregate value of these securities was $21,168,750, representing 2.09% of the fund’s net assets. The fund dis-
continues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

124 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

9. RESTRICTED SECURITIES

The Franklin Convertible Securities Fund invests in securities that are restricted under the Securities
Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restric-
tions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the
1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The fund may have registration rights for restricted securities.
The issuer generally incurs all registration costs.

At October 31, 2012, the Franklin Convertible Securities Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount	Issuer	Acquisition Date	Cost	Value
$14,000,000	BearingPoint Liquidating Trust	12/31/09	$18,900	$ —

10. Other Derivative Information

	Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Franklin Balanced Fund				
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$ 121,010	Unrealized depreciation on forward exchange contracts	$ 42,301
Equity contracts	Investments, at value	$ —	Options written, at value	$ 40,000
Franklin Real Return Fund				
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$1,971,713	Unrealized depreciation on forward exchange contracts	$571,948

Annual Report | 125

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

10. OTHER DERIVATIVE INFORMATION (continued)

For the year ended October 31, 2012, the effect of derivative contracts on the Franklin Balanced
Fund’s, the Franklin Equity Income Fund’s, and the Franklin Real Return Fund’s Statements of
Operations was as follows:

For the year ended October 31, 2012 the average month end market value of derivatives repre-
sented 0.10%, 0.01%, and 0.49%, respectively, of average month end net assets. The average month end number of open derivative contracts for the year was 6, 1, and 11, respectively.

See Notes 1(e) and 6 regarding derivative financial instruments and investment transactions, respectively.

126 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

11. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended October 31, 2012, the Funds did not use the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Funds follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securi- ties, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report | 127

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

12. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of October 31, 2012, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

aIncludes common, preferred and convertible preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statements of Investments.
cIncludes security determined to have no value at October 31, 2012.

13. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards
Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and
Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

Annual Report | 129

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

14. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

130 | Annual Report

Franklin Investors Securities Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Investors Securities Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund and Franklin Real Return Fund (the “Funds”) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 17, 2012

Annual Report | 131

Franklin Investors Securities Trust

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Franklin Balanced Fund
hereby reports the maximum amount allowable but no less than $145,931 as a long term capital gain dividend for the fiscal year ended October 31, 2012.

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2012:

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allow-
able but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2012:

Distributions, including qualified dividend income, paid during calendar year 2012 will be reported to shareholders on Form 1099-DIV by mid-February 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Franklin Convertible Securities Fund hereby reports the maximum amount allowable but no less than $14,932,894 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended
October 31, 2012.

132 | Annual Report

Franklin Investors Securities Trust

Board Members and Officers

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1986	132	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly**, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	107	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years: Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (August 2012); and **formerly**, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	132	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly**, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and **formerly**, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				

Annual Report | 133

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (June 2012); and **formerly,** John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	107	None
Principal Occupation During at Least the Past 5 Years: President, Staples Europe (office supplies) (October 2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1986 and Chairman of the Board since 1993	132	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				

134 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Rupert H. Johnson, Jr. (1940)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Vice President	Trustee since 1987 and Vice President since 1986	50	None
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.				
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since April 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				
Breda M. Beckerle (1958) 600 Fifth Avenue New York, NY 10020	Chief Compliance Officer and Vice President	Since May 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Chief Compliance Officer, Fiduciary International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; Vice President and Compliance Officer – Commingled Trusts, Fiduciary Trust International of the South; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				
Mark Boyadjian (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2003	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.				

Annual Report | 135

136 | Annual Report

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s investment manager and distributor.
Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a
Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an under-
standing of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 137

Franklin Investors Securities Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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OCTOBER 31, 2012

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin Adjustable U.S. Government Securities Fund

Franklin Floating Rate Daily Access Fund

Franklin Low Duration Total Return Fund

Franklin Total Return Fund

Sign up for electronic delivery
at **franklintempleton.com/edelivery**

FIXED INCOME

FRANKLIN
INVESTORS SECURITIES TRUST

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Economic and Market Overview

During the 12 months under review, U.S. economic data remained mixed. Oil prices declined, and the housing sector strengthened with new and existing home sales as well as prices pointing toward a gradual strengthening trend, albeit from a low base. Consumer spending generally increased and consumer confidence reached its highest level during the period in October. However, manufacturing indicators increased only slightly and gross domestic product growth initially accelerated but slowed during much of the period.

Economists, business leaders and market watchers were concerned about the U.S. “fiscal cliff” at the beginning of 2013 when, unless Congress acts, automatic income tax increases and federal budget cuts will take place. They fear these events could cause another U.S. recession. Not knowing whether the Congress and President would avert these measures after the U.S. election, many businesses delayed major investment and hiring decisions. Seeking to support a stronger economic recovery, the Federal Reserve Board (Fed) acknowledged the need for further policy accommodation and in September announced a third round of quantitative easing (QE3). QE3 consists of $40 billion monthly purchases of mortgage-backed securities until the labor market improves. The Fed also continued buying long-term Treasuries and selling short-term Treasuries in an effort to put downward pressure on long-term interest rates. Although inflation picked up somewhat late in the period, the Fed in October reiterated its position that medium and longer-term inflation expectations remained stable and maintained historically low interest rates.

The announcement of QE3 as well as ongoing investor concerns about euro-zone uncertainty drove the 10-year U.S. Treasury note yield from 2.17% on October 31, 2011, to 1.72% on October 31, 2012. During the 12 months under review, investment-grade fixed income markets, as measured by the Barclays U.S. Aggregate Index, produced solid returns but underperformed below-investment-grade corporate bonds, as measured by the Credit Suisse High Yield Index.

The foregoing information reflects our analysis and opinions as of October 31, 2012. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Annual Report | 3

Franklin Adjustable

U.S. Government Securities Fund

Your Fund’s Goal and Main Investments: Franklin Adjustable U.S. Government

Securities Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agency or instrumentalities.1 The Fund’s investments may include securities issued by Ginnie Mae and government-sponsored entities, such as Fannie Mae and Freddie Mac.2

We are pleased to bring you Franklin Adjustable U.S. Government Securities Fund’s annual report for the fiscal year ended October 31, 2012.

Performance Overview

Franklin Adjustable U.S. Government Securities Fund – Class A posted a +2.22% cumulative total return for the 12 months under review. The Fund outperformed the +0.35% total return of its benchmark, the Barclays U.S. Government Index: 1-2 Year Component, which measures public obligations of the U.S. Treasury with one to two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Investment Strategy

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We tend to invest in seasoned adjustable-rate mortgage (ARM) securities, which have been through

1. Securities owned by the Fund, but not shares of the Fund, are issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government-sponsored entities, as to timely payment of principal and interest.

2. Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. government. Please see the Fund’s prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

3. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 51.

4 | Annual Report

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

different interest rate cycles and have a lower sensitivity to shifts in interest rates. We choose securities using a value-oriented approach, emphasizing the bonds’ economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

Manager’s Discussion

During the 12-month period, the Fund employed a conservative strategy that invested primarily in agency adjustable-rate mortgage securities (ARMs) that are either explicitly or implicitly backed by the U.S. government.1 These are issued or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae.2 The Fund took a collateral-intensive research approach to analyze the prepayment behavior of individual ARMs seeking to identify those with the most attractive prepayment profiles and focused on seasoned ARMs. These securities have typically been through several interest rate cycles and therefore tend to be less sensitive to changes in interest rates, compared to newer issued counterparts. We have found such securities historically have experienced lower volatility than comparable maturity Treasuries and have provided more consistent income.

Annual Report | 5

Strong technical factors remained key supports for the market, and the yield spread tightening that occurred over the past several months led mortgage valuations to become more fairly valued in our view. With the ARM market priced near historically high levels and mortgage rates near historical lows, prepayment risk remained elevated. Given the historically low mortgage rates, we expected prepayment levels to rise, as they did over the past few months, although not to the extent reached in past prepayment cycles. To the extent we can buy ARMs that will prepay slower than market expectations, we may add value for the Fund’s shareholders.

Mortgages continued to perform well during the period, outperforming similar duration Treasuries and helping the Fund outperform its benchmark, the Barclays U.S. Government Index: 1-2 Year Component. Our more defensive, shorter duration positioning than that of the index contributed to performance as interest rates generally rose for shorter maturity Treasuries. Our focus on seasoned, short duration, high-quality ARMs that tend to be less sensitive to interest rate changes continued to help Fund performance. Over the period we continued to add to seasoned, post-reset FNMA and FHLMC ARM positions with average coupons below 4% as we found pockets of value in London InterBank Offered Rate (LIBOR)-indexed securities.

6 | Annual Report

Thank you for your continued participation in Franklin Adjustable U.S.
Government Securities Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 7

Performance Summary as of 10/31/12

Franklin Adjustable U.S. Government Securities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

8 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25%
maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 9

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested dis-
tributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10 | Annual Report

Endnotes

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the
Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C and Advisor) per share on 10/31/12.
5. The 30-day standardized yield for the 30 days ended 10/31/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Effective 5/15/08, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to
5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after
5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since
5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+12.95% and +2.77%.
8. Source: © 2012 Morningstar. The Barclays U.S. Government Index: 1-2 Year Component includes public obligations of the U.S. Treasury with at least one year up to, but not including, two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S.
government.

Annual Report | 11

Your Fund’s Expenses

Franklin Adjustable U.S. Government Securities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

12 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds.
In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.88%; C: 1.28%; and Advisor: 0.63%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Annual Report | 13

Franklin Floating Rate Daily Access Fund

Your Fund’s Goals and Main Investments: Franklin Floating Rate Daily Access Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities.

This annual report for Franklin Floating Rate Daily Access Fund covers the fiscal year ended October 31, 2012.

Performance Overview

Franklin Floating Rate Daily Access Fund – Class A delivered a +7.22% cumulative total return for the 12 months under review. The Fund underperformed the +8.34% total return of its benchmark, the Credit Suisse Leveraged Loan Index (CS LLI), which is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 19.

Corporate Loan Market Overview

Although the possibility of a U.S. economic slowdown and uncertainty surrounding contagion effects from the European debt crisis led to loan market volatility at the beginning of the period, positive investor sentiment returned in early 2012 as fears of recession subsided and corporate fundamentals remained supportive of the loan market. Later in the period, constructive policy changes by the European Central Bank seeking to contain the European sovereign debt crisis, as well as the U.S. Federal Reserve Board’s announcement of an additional round of quantitative easing, helped improve investor sentiment and led to a rally across many assets, including loans. Continued issuance of new collateralized loan obligations (CLOs), steady inflows and repayments, and limited supply combined with strong demand contributed to higher average loan bids and tighter average spreads by period-end.

CLO issuance increased sharply during the period, reaching the highest level since 2007, and contributed to strong technical conditions in the loan market. Demand for new CLOs was largely driven by small U.S. banks, insurance companies, Asian banks and pension accounts as CLOs were relatively attractive

1. Source: Credit Suisse.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 58.

14 | Annual Report

compared to other securitized assets. Moreover, CLO equity buyers helped propel issuance, as they were satisfied with lower returns amid a low yield environment. Facing improved demand, CLO issuers capitalized on lower costs by launching new investment vehicles, which made up a larger portion of primary loan market activity compared to recent years. Despite the issuance increase, many new vehicles were issued more conservatively, with less leverage and shorter reinvestment periods, than deals issued prior to 2008.

In addition to CLO issuance, inflows and repayments also contributed to favorable conditions. Steady loan mutual fund inflows in the second half of the period helped push loan prices higher, partially offsetting loan fund outflows in late 2011. The loan market also attracted demand from high yield bond accounts as increasingly lower yields in the bond market contributed to loan demand. Strong issuance in the high yield bond market, moreover, led to an increase in loan repayments through bond-for-loan-takeouts as issuers capitalized on lower yields.

Although refinancing transactions accounted for a large portion of the primary market early in the period, strong technical factors in the second half of the period helped demand outstrip supply, leading to lower nominal spreads as arrangers increasingly shifted spreads downward in the syndication process. Following steady inflows and improved demand, transactions related to mergers and acquisitions (M&A) became more prevalent. Furthermore, arrangers brought forth many deals that allowed issuers to take advantage of favorable market conditions, including second-lien tranches, loans with no financial covenants (“covenant-lite” loans) and dividend transactions. Repricing transactions also increased during the period, as issuers with loans attracting strong secondary market demand refinanced their term loans to reduce credit spreads and interest rate floors.

Corporate fundamentals remained steady as loan issuers reported consecutive quarters of strong revenue and earnings growth, which helped decrease leverage levels and improve interest coverage. Earnings growth, along with the diminished threat of looming maturities, helped maintain below-average default rates. Although default rates modestly increased during the period, only a few credits made up the majority of the defaulted volume. Furthermore, a loan manager survey toward period-end found managers continued to expect a low default environment in light of continued earnings growth and loan market liquidity.

Investment Strategy

We use a detailed credit analysis process to select corporate loan and corporate debt securities that meet our criteria. We conduct ongoing credit monitoring of our investments. To help manage the credit risk associated with investing in below-investment-grade securities, we seek to diversify the Fund by investing

Annual Report | 15

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

Manager’s Discussion

For the one-year period under review, the Fund underperformed the benchmark CSLLI. Our modest exposure to second lien loans and loans of more liquid, large-facility, higher beta issuers contributed to outperformance relative to the index in the first half of the period. However, as strong technical factors in the second half of the period helped drive demand for loans, including loans with lower credit ratings, the Fund’s higher credit quality focus (in loans rated BB) and overall conservative positioning detracted from performance later in the period when higher risk credits (those rated B and below) outperformed. For the one-year period ended October 31, 2012, loans rated BB returned +6.35%, loans rated B returned +10.55%, loans rated CCC returned +11.64% and distressed (CC, C and defaulted) loans returned +19.79%, as measured by the CSLLI.1

16 | Annual Report

Certain loans in the portfolio also detracted from relative performance. Frac Tech,2 an oil and gas services company, declined following increases in input costs related to its hydraulic fracturing operations. The cost increase reduced the company’s margins and increased the price volatility of its term loan. Also, the Fund’s investment in the term loan of Revel AC, a newly formed luxury casino operator in Atlantic City, detracted from performance. The casino experienced weak performance in its first months of operations, leading to a meaningful decline in its term loan price. However, as we closely monitored Revel’s declining performance, we exited our position prior to further price declines.

Reinforcing the Fund’s overweighting in higher rated credits relative to the index, many of our investments in the primary and secondary market included loans of companies with what we assessed as adequate liquidity, stable cash flow generation and modest leverage. We invested in what we believed to be high-quality health care companies, where the trend toward M&A transactions resulted in deals that modestly increased leverage while offering attractive income relative to a lower risk profile. We invested in the term loan of DaVita, a leading provider of U.S. dialysis services, in its transaction to acquire HeathCare Partners, a managed care provider. We like the company’s strong and stable cash flow generation, national footprint and moderately leveraged capital structure. The Fund also invested in Valeant Pharmaceuticals, a multinational specialty pharmaceutical company, as it moderately increased leverage to fund the acquisition of Medicis Pharmaceuticals. We found the company’s diversified product offering, long patent lives, strong cash flow generation and modestly leveraged capital structure attractive.

In addition to investing in loans with higher credit ratings, the Fund also maintained modest exposure to second lien loans, which provided attractive income generation. Our overall allocation in second lien loans contributed to the Fund’s relative performance during the period as second lien loans outperformed first lien loans for the one-year period ended October 31, 2012, as measured by the CSLLI. The Fund’s second lien loans included loans in industries we judged to have strong barriers to entry, stable cash flows and a favorable asset base. For example, we previously invested at a significant discount to par in the second-lien term loan of Consolidated Container, a leading national supplier of rigid plastic packaging, because we believed the company’s debt would either be refinanced via the capital markets or from the company being acquired. The loan contributed to performance when it was fully repaid.

To better match the benchmark and help reduce price volatility, we continued to target a shorter weighted average maturity. In this way, we also sought to

2. No longer held at period-end.

Annual Report | 17

mitigate the risk that some loans will likely need to be refinanced in the near-
to intermediate-term due to their upcoming maturities. The Fund, for instance, invested in the 2013-maturity term loan of Media General, a communications company with newspaper and television station holdings in the southeastern
U.S., expecting a possible refinancing of the term loan and taking comfort in the term loan’s asset coverage from its television stations. Our investment strat-
egy was rewarded as the loan successfully contributed to overall performance after the company sold its newspaper division to Berkshire Hathaway and also received a line of credit to repay all existing bank loans at par.

During the period, the Fund used two derivative instruments, the Markit North
American Loan Credit Default Swap Index (LCDX), a tradable index of 100 equally weighted loan credit default swaps, and Markit CDX North American
High Yield Index (CDX HY), a tradable index of 100 equally weighted high yield bond credit default swaps. We used these indexes in conjunction with carrying higher cash balances as tools to maintain daily liquidity while also minimizing any cash drag on performance. At period-end, the Fund had no exposure to LCDX or CDX HY.

Thank you for your continued participation in Franklin Floating Rate Daily
Access Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

18 | Annual Report

Performance Summary as of 10/31/12

Franklin Floating Rate Daily Access Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 19

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25%
maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

20 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions.
The unmanaged index includes reinvestment of any income or distributions. It differs from the
Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 21

22 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The Fund should not be considered an alternative to money market funds or certificates of deposit (CDs). The floating rate loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher yielding, lower rated, floating rate loans and debt securities involves greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. Interest earned on floating rate loans varies with changes in prevailing interest rates. Therefore, while floating rate loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the man-
ager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: These shares have higher annual fees and expenses than Class A shares.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes B, C and Advisor) per share on 10/31/12.
5. The 30-day standardized yield for the 30 days ended 10/31/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: © 2012 Morningstar. The CS Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. Loans must be rated BB or lower by Moody’s or S&P.

Annual Report | 23

Your Fund’s Expenses

Franklin Floating Rate Daily Access Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

24 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is use-
ful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher.
Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.89%; B: 1.61%; C: 1.29%; and
Advisor: 0.64%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Annual Report | 25

Franklin Low Duration Total Return Fund

Your Fund’s Goal and Main Investments: Franklin Low Duration Total Return Fund seeks a high level of current income as is consistent with prudent investing, while seeking capital preservation. The Fund invests primarily in investment-grade debt securities, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

We are pleased to bring you Franklin Low Duration Total Return Fund’s annual report for the fiscal year ended October 31, 2012.

Performance Overview

Franklin Low Duration Total Return Fund – Class A had a +3.26% cumulative total return for the 12 months under review. The Fund outperformed the +1.15%
total return of its benchmark, the Barclays U.S. Government/Credit Index: 1-3
Year Component, which tracks public obligations of the U.S. Treasury with one to three years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 30.

Investment Strategy

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using pro-
prietary and nonproprietary research to help us identify attractive investment opportunities across the entire fixed income opportunity set, on a relative basis.
When making investment decisions, we evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a higher duration. In addition, we may use derivative transactions, such as forwards, futures contracts and swap agreements, to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 73.

26 | Annual Report

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual dis-
tributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Includes an additional 10.86 cent per share distribution to meet excise tax requirements.
***Effective 10/1/12, the Fund began offering Class C shares.

Manager’s Discussion

Financial markets were volatile over the period given uncertainty regarding global economic growth, the political climate and domestic fiscal policy, yet most sectors typically regarded as riskier performed well, exceeding returns of
U.S. Treasuries and higher quality agency securities. The portfolio’s position in corporate credit, particularly below investment grade, contributed positively to overall performance. Many of our diversified, non-U.S. dollar-denominated bonds from various countries and from across the yield curve benefited from higher interest rates in non-U.S. markets, and our exposure to foreign curren-
cies slightly boosted performance. The Fund’s exposure and security selection in commercial mortgage-backed securities and allocation to non-agency resi-
dential mortgage-backed securities (RMBS) benefited the portfolio as the sectors delivered strong performance. Likewise, the Fund’s exposure to agency mortgage-backed securities benefited performance.

We remained slightly overweighted compared to the benchmark in many of the credit sectors based on our belief that valuations remained relatively

Annual Report | 27

attractive on a longer term basis. We reduced exposure to high yield corporate bonds and increased the Fund’s allocation to investment-grade corporate bonds and the corporate loan sector. We also reduced sector exposure to asset-backed securities and Treasury Inflation Protected Securities while we increased allo-
cation to RMBS as we found what we considered to be attractive valuations in that sector. We remained convinced that many of the best opportunities in global bond markets were outside of the U.S. and, accordingly, we maintained strong exposure to international bonds and currencies. However, we selectively pared exposure over the period to diversify portfolio risk positions.

In our view, the U.S. economy has increasingly shown signs that the recovery has gained some traction, especially in relation to the consumer. We think the housing turnaround may help support increased consumer spending as wealth and confidence rise. Recent declines in crude oil prices, if they filter through to consumers, could further help confidence and lead to greater discretionary spending. However, a variety of headwinds persist, chief among them the political and regulatory uncertainty surrounding the “fiscal cliff.” Although we welcome the recent upturn in various economic indicators, we will have to wait longer for clearer signs of a broad-based U.S. economic recovery.

28 | Annual Report

Thank you for your continued participation in Franklin Low Duration Total
Return Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 29

Performance Summary as of 10/31/12

Franklin Low Duration Total Return Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

30 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Aggregate and average annual total returns include maximum sales charges.
Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge (CDSC) in first year only;
Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding the Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed
0.65% (other than certain nonroutine expenses) until 2/28/13. Effective 10/1/12, the investment manager and adminis-
trator lowered this contractual common expense cap from 0.65% to 0.55%. The table reflects the cap after the change on 10/1/12.

Annual Report | 31

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions.
The unmanaged index includes reinvestment of any income or distributions. It differs from the
Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

32 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the
Fund’s share price may decline. The Fund’s investment in derivatives, such as financial futures and option contracts, and the Fund’s use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund.
Some derivatives are particularly sensitive to changes in interest rates. The risks of foreign securities include currency fluctuations and political uncertainty. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Fund investment results reflect the expense reduction, without which the results would have been lower, and yields for the period would have been
0.61%, 0.24% and 0.87% for Classes A, C, and Advisor, respectively.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C and Advisor) per share on 10/31/12.
6. The 30-day standardized yield for the 30 days ended 10/31/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Aggregate total return represents the change in value of an investment over the period indicated. Since Class C shares have not existed for one year, average annual total returns are not available.
9. Effective 5/15/08, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for peri-
ods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +20.31% and +4.23%.
10. Source: © 2012 Morningstar. The Barclays U.S. Government/Credit Index: 1-3 Year Component includes dollar-denominated investment grade corporate debt and non-native currency agency and local authority debt, sovereign, supranational, and taxable municipal debt, public obligations of the U.S. Treasury with at least one year up to, but not including, three years to final maturity, and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Annual Report | 33

Your Fund’s Expenses

Franklin Low Duration Total Return Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

34 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds.
In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.88%; C: 1.29%; and
Advisor: 0.63%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period for Classes A and
Advisor actual and hypothetical expenses and Class C hypothetical expenses. The multiplier is 31/366 for actual Class C expenses to reflect the number of days since inception.

Annual Report | 35

Franklin Total Return Fund

Your Fund’s Goals and Main Investments: Franklin Total Return Fund seeks to provide investors with high current income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 80% of its assets in investment-grade debt securities. The Fund currently focuses on government and corporate debt securities and mortgage-and asset-backed securities.

We are pleased to bring you Franklin Total Return Fund’s annual report for the fiscal year ended October 31, 2012.

Performance Overview

Franklin Total Return Fund – Class A posted a cumulative total return of +7.74% for the 12 months under review. The Fund outperformed the +5.25% total return of its benchmark, the Barclays U.S. Aggregate Index, which measures the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 40.

Investment Strategy

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in noninvestment-grade debt securities. In addition, we may use derivative transactions, such as forwards, futures contracts and swap agreements, to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 100.

36 | Annual Report

Manager’s Discussion

Financial markets were volatile over the period given uncertainty regarding global economic growth, the political climate and domestic fiscal policy, yet most sectors typically regarded as riskier performed well, exceeding returns of U.S. Treasuries and higher quality agency securities. The portfolio’s position in corporate credit, particularly below investment grade, contributed positively to overall performance. Many of our diversified, non-U.S. dollar-denominated bonds from various countries and from across the yield curve benefited from higher interest rates in non-U.S. markets, and our exposure to foreign currencies slightly boosted performance. The Fund’s exposure and security selection in commercial mortgage-backed securities and allocation to non-agency residential mortgage-backed securities (RMBS) benefited the portfolio as the sectors delivered strong performance. The portfolio’s shorter duration relative to the benchmark detracted from performance as interest rates declined over the period.

We remained slightly overweighted compared to the benchmark in many of the credit sectors based on our belief that valuations remained relatively attractive on a longer term basis. We reduced exposure to high yield corporate bonds and increased the Fund’s allocation to investment-grade corporate bonds and the corporate loan sector. We also reduced sector exposure to asset-backed securities and Treasury Inflation Protected Securities while we increased allocation to

Annual Report | 37

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual dis-
tributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Includes an additional 11.92 cent per share distribution to meet excise tax requirements.

RMBS as we found what we considered to be attractive valuations in that sector. We remained convinced that many of the best opportunities in global bond markets were outside of the U.S. and, accordingly, we maintained strong exposure to international bonds and currencies. However, we selectively adjusted exposure over the period to diversify portfolio risk positions.

In our view, the U.S. economy has increasingly shown signs that the recovery has gained some traction, especially in relation to the consumer. We think the housing turnaround may help support increased consumer spending as wealth and confidence rise. Recent declines in crude oil prices, if they filter through to consumers, could further help confidence and lead to greater discretionary spending. However, a variety of headwinds persist, chief among them the political and regulatory uncertainty surrounding the “fiscal cliff.” Although we welcome the recent upturn in various economic indicators, we will have to wait longer for clearer signs of a broad-based U.S. economic recovery.

38 | Annual Report

Thank you for your continued participation in Franklin Total Return Fund.
We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 39

Performance Summary as of 10/31/12

Franklin Total Return Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

40 | Annual Report

Performance1

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25%
maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Class R/Advisor Class: no sales charges.

Annual Report | 41

Performance Summary (continued)

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding the Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.63% (other than certain nonroutine expenses) until 2/28/13.

42 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 43

44 | Annual Report

Annual Report | 45

Your Fund’s Expenses

Franklin Total Return Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

46 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds.
In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.88%; B: 1.27%;
C: 1.28%; R: 1.13%; and Advisor: 0.63%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Annual Report | 47

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bEffective September 1, 2008, the redemption fee was eliminated.
cAmount rounds to less than $0.001 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

48 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bEffective September 1, 2008, the redemption fee was eliminated.
cAmount rounds to less than $0.001 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 49

aFor the period May 15, 2008 (effective date) to October 31, 2008.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.001 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

50 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012

Franklin Adjustable U.S. Government Securities Fund	Principal Amount	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $30,653) 0.0%†		
[a]Travelers Mortgage Services Inc., 1998-5A, A, FRN, 2.53%, 12/25/18	$ 30,134	$ 29,998
Mortgage-Backed Securities 97.5%		
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 24.8%		
FHLMC, 2.278%, 4/01/36	12,554,146	13,449,679
FHLMC, 0.804% - 2.355%, 7/01/14 - 8/01/37	23,902,410	25,244,572
FHLMC, 2.405%, 4/01/35	18,742,751	20,057,872
FHLMC, 2.355% - 2.412%, 4/01/18 - 1/01/38	23,815,370	25,388,383
FHLMC, 2.443%, 1/01/36	12,859,978	13,706,504
FHLMC, 2.457%, 9/01/35	21,773,820	23,136,033
FHLMC, 2.415% - 2.523%, 1/01/18 - 5/01/37	22,391,367	23,823,330
FHLMC, 2.572%, 11/01/36	15,570,720	16,693,331
FHLMC, 2.524% - 2.60%, 11/01/17 - 5/01/37	23,748,291	25,401,633
FHLMC, 2.60% - 2.696%, 9/01/15 - 7/01/37	20,218,429	21,597,891
FHLMC, 2.701%, 2/01/36	11,226,434	12,057,728
FHLMC, 2.732%, 9/01/36	12,840,250	13,732,140
FHLMC, 2.698% - 2.75%, 11/01/23 - 3/01/38	22,136,735	23,742,934
FHLMC, 2.75% - 2.76%, 5/01/34 - 6/01/38	20,827,989	22,372,257
FHLMC, 2.766%, 6/01/35	11,038,075	11,875,914
FHLMC, 2.774%, 11/01/35	13,332,397	14,373,796
FHLMC, 2.761% - 2.781%, 4/01/31 - 11/01/37	21,850,713	23,447,703
FHLMC, 2.785% - 2.807%, 1/01/29 - 10/01/37	19,302,743	20,760,271
FHLMC, 2.818%, 11/01/37	20,319,551	21,741,639
FHLMC, 2.82%, 12/01/35	17,969,900	19,315,569
FHLMC, 2.808% - 2.828%, 2/01/24 - 3/01/38	21,265,866	22,822,953
FHLMC, 2.828% - 2.875%, 2/01/19 - 6/01/38	23,143,302	24,844,977
FHLMC, 2.891%, 9/01/38	15,784,350	17,026,298
FHLMC, 2.892%, 9/01/37	23,222,663	24,910,926
FHLMC, 2.875% - 2.924%, 11/01/29 - 4/01/37	23,098,083	24,836,881
FHLMC, 2.924% - 2.996%, 12/01/19 - 9/01/37	21,620,499	23,227,310
FHLMC, 3.032%, 6/01/37	24,052,772	26,011,992
FHLMC, 2.999% - 3.086%, 7/01/19 - 9/01/37	23,627,954	25,310,990
FHLMC, 3.163%, 1/01/37	18,887,655	20,426,086
FHLMC, 3.086% - 4.514%, 9/01/17 - 3/01/40	23,709,568	25,301,241
FHLMC, 4.603% - 7.516%, 5/01/15 - 8/01/38	3,459,416	3,695,189
		630,334,022
[a]Federal National Mortgage Association (FNMA) Adjustable Rate 71.8%		
FNMA, 1.223% - 1.906%, 6/01/14 - 10/01/44	24,184,225	25,162,376
FNMA, 1.91% - 2.125%, 8/01/14 - 8/01/37	20,544,150	21,630,103
FNMA, 2.125% - 2.17%, 1/01/19 - 5/01/37	24,079,390	25,320,084
FNMA, 2.22%, 1/01/35	11,886,536	12,478,605
FNMA, 2.237%, 1/01/36	14,134,238	14,909,289
FNMA, 2.173% - 2.248%, 11/01/17 - 12/01/38	23,959,636	25,306,714
FNMA, 2.269%, 12/01/34	26,924,315	28,617,337
FNMA, 2.248% - 2.277%, 4/01/18 - 9/01/39	22,856,472	24,162,117
FNMA, 2.298%, 3/01/35	14,039,048	14,889,441
FNMA, 2.30%, 5/01/35	12,335,464	13,183,372
FNMA, 2.277% - 2.305%, 9/01/17 - 5/01/38	22,772,197	24,284,626

Annual Report | 51

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Adjustable U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)		
[a]**Federal National Mortgage Association (FNMA) Adjustable Rate (continued)**		
FNMA, 2.305% - 2.32%, 7/01/18 - 2/01/37	$17,439,926	$ 18,573,037
FNMA, 2.32% - 2.33%, 3/01/19 - 6/01/38	19,401,555	20,717,143
FNMA, 2.33% - 2.343%, 1/01/18 - 5/01/38	21,755,575	23,127,747
FNMA, 2.346%, 10/01/35	13,292,037	14,271,593
FNMA, 2.343% - 2.377%, 9/01/15 - 5/01/38	24,030,451	25,376,397
FNMA, 2.378% - 2.40%, 3/01/19 - 7/01/40	23,639,251	25,170,830
FNMA, 2.40% - 2.422%, 1/01/19 - 9/01/39	23,583,288	25,036,316
FNMA, 2.422% - 2.427%, 4/01/22 - 3/01/38	16,485,088	17,492,063
FNMA, 2.427% - 2.433%, 6/01/20 - 4/01/36	14,715,516	15,687,885
FNMA, 2.433% - 2.455%, 9/01/17 - 2/01/37	17,684,967	18,889,029
FNMA, 2.455% - 2.478%, 11/01/23 - 2/01/39	23,595,546	25,151,816
FNMA, 2.478% - 2.492%, 7/01/26 - 3/01/36	23,553,834	25,018,863
FNMA, 2.493% - 2.51%, 6/01/17 - 4/01/37	23,509,044	24,947,771
FNMA, 2.516%, 2/01/36	20,695,972	21,940,682
FNMA, 2.516%, 8/01/36	10,950,399	11,632,127
FNMA, 2.51% - 2.545%, 10/01/16 - 4/01/38	20,943,222	22,329,055
FNMA, 2.545% - 2.571%, 9/01/16 - 6/01/37	21,189,610	22,533,399
FNMA, 2.572% - 2.585%, 11/01/17 - 1/01/37	22,742,478	24,291,184
FNMA, 2.585% - 2.602%, 5/01/22 - 7/01/37	23,818,256	25,381,391
FNMA, 2.603% - 2.615%, 7/01/32 - 12/01/36	19,505,120	20,786,227
FNMA, 2.615%, 1/01/38	15,751,161	16,929,087
FNMA, 2.616% - 2.624%, 5/01/18 - 8/01/37	23,812,018	25,366,101
FNMA, 2.636%, 11/01/33	19,518,222	20,867,358
FNMA, 2.625% - 2.64%, 9/01/17 - 1/01/38	23,636,353	25,240,548
FNMA, 2.643%, 1/01/37	10,916,950	11,697,598
FNMA, 2.645%, 11/01/34	16,792,933	17,938,591
FNMA, 2.654%, 1/01/38	19,150,589	20,567,326
FNMA, 2.656%, 1/01/36	22,459,274	23,953,447
FNMA, 2.657%, 5/01/39	25,373,529	26,978,286
FNMA, 2.64% - 2.664%, 12/01/30 - 2/01/37	20,667,632	22,137,912
FNMA, 2.664% - 2.678%, 9/01/30 - 6/01/36	23,711,402	25,370,423
FNMA, 2.678% - 2.697%, 3/01/18 - 9/01/36	22,458,753	23,979,875
FNMA, 2.707%, 8/01/39	21,640,328	23,133,135
FNMA, 2.697% - 2.71%, 3/01/32 - 4/01/38	23,568,691	25,306,818
FNMA, 2.71% - 2.723%, 7/01/28 - 11/01/37	23,755,187	25,386,205
FNMA, 2.723% - 2.734%, 9/01/25 - 5/01/37	21,827,494	23,340,792
FNMA, 2.742%, 2/01/36	22,286,087	23,892,680
FNMA, 2.743%, 11/01/34	15,034,269	16,086,508
FNMA, 2.745%, 7/01/37	11,699,065	12,561,165
FNMA, 2.735% - 2.745%, 9/01/17 - 11/01/44	22,807,484	24,427,621
FNMA, 2.757%, 2/01/37	12,945,284	13,956,418
FNMA, 2.759%, 3/01/35	27,637,730	29,663,449
FNMA, 2.748% - 2.763%, 5/01/18 - 5/01/37	23,388,158	25,026,610
FNMA, 2.772%, 9/01/39	12,444,363	13,347,962
FNMA, 2.764% - 2.774%, 2/01/32 - 7/01/38	19,212,923	20,665,726
FNMA, 2.774% - 2.783%, 1/01/18 - 6/01/36	22,199,603	23,795,932
FNMA, 2.783% - 2.787%, 9/01/35 - 10/01/36	15,851,550	17,020,181
FNMA, 2.795%, 10/01/34	11,890,046	12,664,341
FNMA, 2.796%, 12/01/36	24,540,051	26,339,394

52 | Annual Report

†Rounds to less than 0.1% of net assets.
aThe coupon rate shown represents the rate at period end.
bNon-income producing.
cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Annual Report | The accompanying notes are an integral part of these financial statements. | 53

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bEffective September 1, 2008, the redemption fee was eliminated.
cAmount rounds to less than $0.001 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

54 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bEffective September 1, 2008, the redemption fee was eliminated.
cAmount rounds to less than $0.001 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 55

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bEffective September 1, 2008, the redemption fee was eliminated.
cAmount rounds to less than $0.001 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

56 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bEffective September 1, 2008, the redemption fee was eliminated.
cAmount rounds to less than $0.001 per share.
dBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 57

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012

58 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

Annual Report | 59

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

60 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
d,e Senior Floating Rate Interests (continued)			
Commodity Chemicals (continued)			
Trinseo Materials Operating S.C.A., Term Loan, 8.00%, 8/02/17	Luxembourg	$ 4,215,728	$ 4,035,244
Tronox Pigments (Netherlands) BV,			
Closing Date Term Loan, 4.25%, 2/08/18	Netherlands	5,454,900	5,497,759
Delayed Draw Term Loan, 4.25%, 2/08/18	Netherlands	1,487,700	1,500,318
			35,176,682
Communications Equipment 0.1%			
Mitel Networks Corp.,			
First Lien Term Loan, 3.672%, 8/16/14	United States	1,447,415	1,418,467
Second Lien Term Loan, 7.427%, 8/16/15	United States	1,112,678	1,079,297
			2,497,764
Construction & Farm Machinery & Heavy Trucks 0.6%			
Allison Transmission Inc.,			
Term B-1 Loan, 2.72%, 8/07/14	United States	9,149,393	9,173,511
Term B-3 Loan, 4.25%, 8/23/19	United States	5,064,809	5,094,849
			14,268,360
Consumer Electronics 0.2%			
Protection One Inc., Term Loan B, 5.75%, 3/19/19	United States	5,377,422	5,406,552
Consumer Finance 0.5%			
MoneyGram Payment Systems Worldwide Inc., Term Loan, 4.25%, 11/18/17	United States	12,074,786	12,127,614
Data Processing & Outsourced Services 2.0%			
EVERTEC LLC, Term B-1 Loan, 5.50%, 9/30/16	Puerto Rico	7,523,862	7,537,970
NAB Holdings LLC, Term Loan, 7.00%, 4/24/18	United States	3,229,125	3,261,416
SunGard Data Systems Inc.,			
Incremental Term B Loan, 3.711%, 2/28/14	United States	14,667,927	14,725,219
Tranche A U.S. Term Loan, 1.961% - 1.964%, 2/28/14	United States	42,353	42,477
Vantiv LLC (Fifth Third Processing), Tranche B Term Loan, 3.75%, 3/27/19	United States	6,308,279	6,327,993
West Corp., Term Loan B-6, 5.75%, 6/30/18	United States	10,768,520	10,903,126
Worldpay U.S. Inc., Facility B2A Loan, 5.25%, 10/13/17	United States	6,910,000	6,959,669
			49,757,870
Distributors 0.8%			
f Helm Financial Corp., Term Loan, 6.25%, 6/01/17	United States	6,862,108	6,904,996
U.S. Foods Inc.,			
Extended Term Loan B, 5.75%, 3/31/17	United States	8,263,760	8,160,463
Non-Extended Term Loan, 2.71%, 7/03/14	United States	4,397,845	4,355,701
			19,421,160
Diversified Chemicals 0.9%			
Ineos US Finance LLC,			
Dollar Term Loan, 6.50%, 4/27/18	United States	18,747,820	19,036,780
Short-Dated Dollar Term Loan, 5.50%, 5/12/15	United States	3,484,221	3,540,839
			22,577,619
Diversified Metals & Mining 0.9%			
f FMG America Finance Inc., Loans, 6.50%, 10/18/17	United States	21,609,704	21,555,680

Annual Report | 61

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
[d,e] Senior Floating Rate Interests (continued)			
Diversified Support Services 1.5%			
Acosta Inc., Term D Loan, 5.00%, 3/01/18	United States	$ 7,869,800	$ 7,918,986
AlixPartners LLP,			
Initial Term B-2 Loans, 6.50%, 6/29/19	United States	5,147,100	5,217,831
Second Lien Term Loan, 10.75%, 12/29/19	United States	3,700,000	3,746,250
[f] ARAMARK Corp.,			
Extended US Term Loan B-3, 3.462% - 3.612%, 7/26/16	United States	4,536,733	4,547,340
Synthetic L/C-3, 3.314%, 7/26/16	United States	352,698	353,523
Brock Holdings III Inc., Tranche B Term Loan, 6.00% - 6.75%, 3/16/17	United States	5,917,513	5,976,688
Global Cash Access Inc., Term Loan, 7.00%, 3/01/16	United States	3,231,071	3,251,266
KAR Auction Services Inc. (Adesa), Term Loan, 5.00%, 5/19/17	United States	6,035,239	6,077,986
			37,089,870
Drug Retail 0.2%			
Rite Aid Corp., Tranche 2 Term Loan, 1.97%, 6/04/14	United States	4,508,162	4,476,600
Education Services 1.2%			
Bright Horizon Family Solutions Inc., Series C New Term Loans, 5.25% - 6.50%, 5/23/17	United States	4,258,600	4,269,247
Bright Horizon Family Solutions Inc., Tranche B Term Loan, 4.22% - 6.25%, 5/21/15	United States	13,310,092	13,343,367
Laureate Education Inc., Series 2018 Extended Term Loan, 5.25%, 6/16/18	United States	12,863,515	12,831,356
			30,443,970
Electric Utilities 0.5%			
[f] Calpine Corp., Term Loan, 4.50%, 4/01/18	United States	11,830,793	11,876,507
Electronic Manufacturing Services 0.3%			
Flextronics International USA Inc.,			
A Closing Date Loan, 2.462%, 10/01/14	United States	1,754,543	1,753,666
A-1-A Delayed Draw Term Loan, 2.462%, 10/01/14	United States	1,987,154	1,986,160
A-1-B Delayed Draw Term Loan, 2.462%, 10/01/14	United States	640,199	639,799
A-2 Delayed Draw Term Loan, 2.462%, 10/01/14	United States	2,940,269	2,938,431
			7,318,056
Environmental & Facilities Services 1.6%			
ADS Waste Holdings Inc., Term Loans, 5.25%, 10/09/19	United States	24,830,000	25,091,236
EnergySolutions LLC, Term Loan, 6.25%, 8/13/16	United States	9,422,127	8,951,020
EnviroSolutions Real Property Holdings, Second Lien Term Loan, 8.00%, 7/29/14	United States	1,931,415	1,926,587
[f] Progressive Waste Solutions Ltd., Term B Loan, 5.00%, 10/24/19	Canada	2,260,000	2,281,188
			38,250,031
Food Distributors 1.0%			
AdvancePierre Foods Inc.,			
2nd Lien Term Loan, 9.50%, 10/10/17	United States	9,980,000	10,133,862
Loans, 5.75%, 7/10/17	United States	14,230,000	14,336,725
			24,470,587

62 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
[d,e] **Senior Floating Rate Interests (continued)**			
Food Retail 0.1%			
Pantry Inc., Term Loan, 5.75%, 8/03/19	United States	$ 1,170,000	$ 1,179,263
Footwear 0.3%			
[f] Wolverine World Wide Inc., Tranche B Term Loan, 4.00%, 7/31/19	United States	6,850,000	6,931,344
General Merchandise Stores 0.8%			
Dollar General Corp., Tranche B-1 Term Loan, 2.962%, 7/07/14	United States	20,575,000	20,693,306
Health Care Equipment 1.9%			
Carestream Health Inc., Term Loan, 5.00%, 2/25/17	United States	10,974,239	10,879,356
DJO Finance LLC,			
Tranche B-2 Term Loan, 5.212%, 11/01/16	United States	1,296,597	1,301,459
Tranche B-3 Term Loan, 6.25%, 9/15/17	United States	11,004,700	11,070,728
Hologic Inc., Tranche B Term Loan, 4.50%, 8/01/19	United States	17,007,375	17,221,736
Kinetic Concepts Inc., Term B-2 Loan, 6.50%, 11/04/16	United States	5,806,125	5,844,190
			46,317,469
Health Care Facilities 2.7%			
Community Health Systems Inc., New Extended Term Loan, 3.862% - 3.923%, 1/25/17	United States	15,791,313	15,880,091
HCA Inc., Tranche B-2 Term Loan, 3.612%, 3/31/17	United States	10,750,000	10,781,637
IASIS Healthcare LLC, Term B Loan, 5.00%, 5/03/18	United States	16,496,127	16,568,298
Select Medical Corp., Series A Tranche B Term Loan, 5.50% - 6.00%, 6/01/18	United States	4,109,700	4,145,660
United Surgical Partners International Inc.,			
Extended Term Loan, 5.25%, 4/03/17	United States	5,355,723	5,393,658
New Tranche B Term Loan, 6.00%, 4/03/19	United States	5,579,232	5,639,672
Universal Health Services Inc., New Tranche B Term Loan, 3.75%, 11/15/16	United States	1,490,298	1,497,750
Vanguard Health Holding Co. II LLC, Initial Term Loan, 5.00%, 1/29/16	United States	7,468,781	7,523,863
			67,430,629
Health Care Services 2.7%			
DaVita Inc.,			
Tranche B Term Loan, 4.50%, 10/20/16	United States	2,487,342	2,505,363
[f] Tranche B-2 Term Loan, 5.25%, 8/24/19	United States	31,305,811	31,436,262
Emergency Medical Services Corp., Initial Term Loan, 5.25%, 5/25/18	United States	12,978,619	13,111,649
National Mentor Holdings Inc., Tranche B-1 Term Loan, 6.50%, 2/09/17	United States	7,550,000	7,572,023
Rural/Metro Corp., Term Loan, 5.75%, 6/30/18	United States	5,655,699	5,655,699
U.S. Renal Care Inc., Initial Term Loan, 6.25%, 7/03/19	United States	5,665,800	5,743,705
			66,024,701
Health Care Supplies 0.8%			
[f] Alere Inc., B Term Loan, 4.75%, 6/30/17	United States	7,748,358	7,810,105
Bausch & Lomb Inc.,			
Delayed Draw Term Loan, 4.75%, 9/30/15	United States	8,200,000	8,282,000
Parent Term Loan, 5.25%, 5/18/19	United States	3,690,750	3,736,884
			19,828,989

Annual Report | 63

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

64 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
[d,e]**Senior Floating Rate Interests (continued)**			
Leisure Products 0.3%			
Delta 2 (Lux) S.A.R.L. (Formula One), Term Loan B2 Facility, 6.00%, 4/29/19	Luxembourg	$ 6,149,100	$ 6,210,591
Life & Health Insurance 0.4%			
CNO Financial Group Inc.,			
Tranche B-1 Term Loan, 4.25%, 9/28/16	United States	3,855,294	3,884,209
Tranche B-2 Term Loan, 5.00%, 9/28/18	United States	5,978,777	6,023,618
			9,907,827
Life Sciences Tools & Services 1.2%			
inVentiv Health Inc., Term Loan B, 6.50%, 8/04/16	United States	12,811,425	12,528,510
Pharmaceutical Product Development Inc., Term Loan B, 6.25%, 12/05/18	United States	6,401,625	6,487,649
[f]Quintiles Transnational Corp.,			
Term B Loan, 5.00%, 6/08/18	United States	8,997,093	9,071,319
Term B-1 Loan, 5.50%, 6/08/18	United States	1,600,000	1,606,000
			29,693,478
Managed Health Care 0.3%			
MMM Holdings Inc. (AVETA), MMM Term Facility, 8.50%, 4/04/17	Puerto Rico	3,776,709	3,779,070
NAMM Holdings Inc. (AVETA), NAMM Term Facility, 8.50%, 4/04/17	United States	3,776,709	3,779,070
			7,558,140
Metal & Glass Containers 0.1%			
BWAY Holding Co., Initial Term Loan, 5.50%, 8/06/17	United States	2,856,682	2,867,394
Movies & Entertainment 1.7%			
AMC Entertainment Inc., Term B-3 Loan, 4.75%, 2/22/18	United States	1,496,231	1,509,452
Cinemark USA Inc., Extended Term Loan, 3.47% - 3.62%, 4/30/16	United States	8,899,118	8,969,198
IMG Worldwide Inc., Tranche B Term Loan, 5.50%, 6/16/16	United States	8,519,631	8,562,229
[f]Regal Cinemas Corp., Term Loan, 3.212% - 3.362%, 8/23/17	United States	6,714,308	6,744,281
WMG Acquisition Corp., Initial Term Loan, 6.25%, 11/01/18	United States	3,380,000	3,396,900
Zuffa LLC, Incremental Term Loan, 7.50%, 6/19/15	United States	11,905,420	11,994,711
			41,176,771
Office Services & Supplies 0.1%			
Acco Brands Corp., Term B Loan, 4.25%, 3/26/19	United States	2,557,150	2,584,320
Oil & Gas Equipment & Services 0.2%			
McJunkin Red Man Corp., Term Loan, 7.25%, 10/26/19	United States	4,500,000	4,511,250
Oil & Gas Exploration & Production 2.3%			
EP Energy LLC, Tranche B-2 Loan (2nd Lien), 5.75%, 4/30/19	United States	700,000	698,250
Everest Acquisition LLC (EP Energy), Tranche B-1 Loan, 5.00%, 5/24/18	United States	8,400,000	8,476,129
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	United States	13,022,676	13,087,789
[f]Plains Exploration & Production Co., 7-Year Term Loan, 5.25%, 10/15/19	United States	13,570,000	13,648,761
Samson Investment Co., Second Lien Initial Term Loan, 6.00%, 9/25/18	United States	11,060,000	11,175,787
[f]Sheridan Investment Partners I LLC, Tranche B-2 Term Loan, 6.00%, 10/01/19	United States	7,400,418	7,411,985

Annual Report | 65

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

66 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
[d,e] **Senior Floating Rate Interests (continued)**			
Specialty Chemicals 3.5%			
Chemtura Corp., Term Facility, 5.50%, 8/27/16	United States	$ 3,300,000	$ 3,345,375
Houghton International Inc., B-1 Term Loan, 6.75%, 1/31/16	United States	7,611,071	7,677,668
Momentive Specialty Chemicals BV (Hexion),			
Tranche C-2B Term Loan, 4.125%, 5/03/15	United States	3,648,613	3,639,491
Tranche C-5B Term Loan, 4.125%, 5/03/15	United States	1,137,000	1,108,575
Momentive Specialty Chemicals Inc. (Hexion),			
Tranche C-1B Term Loan, 4.00%, 5/03/15	United States	6,057,411	6,042,267
Tranche C-4B Term Loan, 4.25%, 5/03/15	United States	1,160,091	1,136,890
Nexeo Solutions LLC, Term B-2 Loan, 5.00%, 9/09/17	United States	6,590,000	6,495,269
[f] OMNOVA Solutions Inc., New Loan, 5.50%, 5/31/17	United States	4,488,579	4,527,854
Potters Holdings II LP,			
First Lien Term Loan, 6.00%, 5/06/17	United States	2,538,150	2,541,323
Second Lien Term Loan, 10.25%, 11/06/17	United States	9,663,664	9,766,340
Road Infrastructure Investment LLC (Ennis Flint),			
First Lien Term Loan, 6.25%, 3/30/18	United States	2,622,536	2,629,092
Second Lien Term Loan, 10.25%, 9/30/18	United States	11,576,190	11,344,667
Sonneborn LLC, Initial US Term Loan, 6.50%, 3/30/18	United States	5,066,043	5,119,869
Sonneborn Refined Products BV, Initial BV Term Loan, 6.50%, 3/30/18	Netherlands	894,008	903,506
Taminco Global Chemical Corp., Tranche B-1 Dollar Term Loan, 5.25%, 2/15/19	United States	8,955,000	9,059,478
Univar Inc., Term B Loan, 5.00%, 6/30/17	United States	10,020,000	9,939,279
			85,276,943
Specialty Stores 4.5%			
99 Cents Only Stores, Tranche B-1 Loan, 5.25%, 1/15/19	United States	6,308,300	6,391,885
Academy Ltd., Initial Term Loan, 6.00%, 8/03/18	United States	7,969,775	7,994,680
Bass Pro Group LLC, Loans, 5.25%, 6/13/17	United States	10,621,282	10,736,789
BJ's Wholesale Club Inc., Initial Loan, 5.75%, 9/26/19	United States	9,856,205	9,974,272
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	12,000,000	12,054,996
[f] Jo-Ann Stores Inc., Initial Loan, 4.75%, 3/18/18	United States	7,203,360	7,215,065
[f] Leslie's Poolmart Inc., Tranche B Term Loan, 6.25%, 10/16/19	United States	2,370,000	2,370,370
Michael's Stores Inc.,			
B-1 Term Loan, 2.688%, 10/31/13	United States	3,500,969	3,515,348
B-3 Term Loan, 4.875% - 4.938%, 10/31/16	United States	3,000,000	3,031,875
Neiman Marcus Group Inc., Term Loan, 4.75%, 5/16/18	United States	12,620,000	12,673,067
Party City Holdings Inc., Term Loans, 5.75%, 7/27/19	United States	21,710,000	21,946,096
[f] Pilot Travel Centers LLC, Refinancing Tranche B Term Loans, 3.75%, 3/30/18	United States	9,839,848	9,903,394
Prestige Brands Inc., Term B Loans, 5.25% - 6.25%, 1/26/19	United States	4,183,688	4,237,106
			112,044,943
Systems Software 0.4%			
SS&C Technologies Holdings Europe S.A.R.L., Term B-2 Loan, 5.00%, 3/14/19	Luxembourg	531,539	537,519
SS&C Technologies Inc., Term B-1 Loan, 5.00%, 3/14/19	United States	5,138,214	5,204,050
Vertafore Inc., Term Loan, 5.25%, 7/29/16	United States	4,614,248	4,633,476
			10,375,045

68 | Annual Report

See Abbreviations on page 160.

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
dThe coupon rate shown represents the rate at period end.
eSee Note 1(i) regarding senior floating rate interests.
fA portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).
gAt October 31, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
hSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Annual Report | The accompanying notes are an integral part of these financial statements. | 69

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bEffective September 1, 2008, the redemption fee was eliminated.
cAmount rounds to less than $0.001 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.
fSee Note 1(h) regarding mortgage dollar rolls.

70 | The accompanying notes are an integral part of these financial statements. | Annual Report

a For the period October 1, 2012 (effective date) to October 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 71

aFor the period May 15, 2008 (effective date) to October 31, 2008.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.001 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hSee Note 1(h) regarding mortgage dollar rolls.

72 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds 28.0%			
Automobiles & Components 0.2%			
Ford Motor Credit Co. LLC, senior note, 7.00%, 4/15/15	United States	1,200,000	$ 1,338,000
[a]Hyundai Capital America, senior note, 144A, 4.00%, 6/08/17	South Korea	700,000	757,134
			2,095,134
Banks 5.2%			
[a,b]Banco Bradesco SA/Cayman Islands, senior note, 144A, FRN, 2.361%, 5/16/14	Brazil	3,000,000	3,036,930
Bank of Nova Scotia, senior note, 2.05%, 10/07/15	Canada	2,000,000	2,083,402
Barclays Bank PLC, senior note, 5.20%, 7/10/14	United Kingdom	400,000	427,853
BB&T Corp., senior note, 5.70%, 4/30/14	United States	500,000	537,438
[b]BBVA U.S. Senior SAU, senior note, FRN, 2.562%, 5/16/14	Spain	3,000,000	2,969,685
CIT Group Inc.,			
4.25%, 8/15/17	United States	500,000	515,111
senior note, 5.00%, 5/15/17	United States	500,000	529,400
First Horizon National Corp., senior note, 5.375%, 12/15/15	United States	2,000,000	2,193,812
[a]HSBC Bank Brasil SA, senior note, 144A, 4.00%, 5/11/16	Brazil	3,000,000	3,138,435
[a,b]ING Bank NV, senior note, 144A, FRN, 2.009%, 9/25/15	Netherlands	3,800,000	3,834,124
[a]Nordea Bank AB, senior note, 144A, 2.125%, 1/14/14	Sweden	1,500,000	1,511,258
Nykredit Realkredit AS, secured note,			
2.00%, 1/01/16	Denmark	17,000,000 DKK	3,059,188
4.00%, 1/01/16	Denmark	8,000,000 DKK	1,525,914
PNC Funding Corp., senior note, 5.40%, 6/10/14	United States	750,000	807,636
Realkredit Danmark AS, secured note, 10S, 4.00%, 1/01/16	Denmark	8,000,000 DKK	1,526,220
Regions Financial Corp., senior note, 7.75%, 11/10/14	United States	1,000,000	1,105,000
[a]The Royal Bank of Scotland PLC, senior note, 144A, 4.875%, 8/25/14	United Kingdom	3,000,000	3,188,790
[a]Santander US Debt SA, senior note, 144A, 2.991%, 10/07/13	Spain	2,000,000	2,005,276
U.S. Bancorp, 1.375%, 9/13/13	United States	1,500,000	1,512,418
U.S. Bank NA, sub. note, 3.778% to 4/29/18, FRN thereafter, 4/29/20	United States	3,000,000	3,177,576
[b]Wachovia Corp., sub. note, FRN, 0.71%, 10/15/16	United States	10,000,000	9,737,220
Wells Fargo Bank NA, senior note, 6.00%, 5/23/13	United States	500,000 EUR	668,085
Western Corporate Federal Credit Union, senior note, 1.75%, 11/02/12	United States	2,000,000	2,000,000
			51,090,771
Capital Goods 0.7%			
Ingersoll-Rand Global Holding Co. Ltd., senior note, 9.50%, 4/15/14	United States	300,000	336,057
[b]John Deere Capital Corp., FRN, 0.443%, 10/08/14	United States	4,000,000	4,005,960
Raytheon Co., senior note, 1.625%, 10/15/15	United States	2,000,000	2,044,504
			6,386,521
Consumer Durables & Apparel 1.1%			
Centex Corp., senior note, 6.50%, 5/01/16	United States	5,000,000	5,700,000
D.R. Horton Inc., senior note, 4.75%, 5/15/17	United States	1,500,000	1,605,000
Toll Brothers Finance Corp., senior note, 4.95%, 3/15/14	United States	3,000,000	3,132,231
			10,437,231

Annual Report | 73

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

74 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)				
Energy (continued)				
Chesapeake Energy Corp., senior note, 9.50%, 2/15/15	United States	1,800,000		$ 2,025,000
[a]CNPC Overseas Capital Ltd., senior note, 144A, 3.125%, 4/28/16	China	2,000,000		2,089,080
Compagnie Generale de Geophysique-Veritas, senior note, 9.50%, 5/15/16	France	500,000		542,500
ConocoPhillips, 4.75%, 2/01/14	United States	18,000		18,953
[a]Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	300,000		300,000
Ensco PLC, senior note, 3.25%, 3/15/16	United States	2,000,000		2,135,370
Enterprise Products Operating LLC, senior note, 1.25%, 8/13/15	United States	1,000,000		1,011,263
[a,c]Gaz Capital SA (OJSC Gazprom), loan participation, senior note, 144A, 7.51%, 7/31/13	Russia	100,000		104,552
Kinder Morgan Energy Partners LP, senior note, 3.50%, 3/01/16	United States	2,000,000		2,142,654
Petrohawk Energy Corp., senior note, 10.50%, 8/01/14	United States	500,000		538,965
[a]Phillips 66, senior note, 144A, 1.95%, 3/05/15	United States	2,400,000		2,460,406
Quicksilver Resources Inc., senior note, 8.25%, 8/01/15	United States	500,000		488,750
[a]Schlumberger Norge AS, 144A, 1.95%, 9/14/16	United States	2,500,000		2,571,525
[a]Woodside Finance Ltd., 144A, 4.50%, 11/10/14	Australia	1,000,000		1,064,228
				23,814,762
Food & Staples Retailing 0.9%				
Safeway Inc., senior note, 3.40%, 12/01/16	United States	1,400,000		1,467,925
[a]Tesco PLC, senior note, 144A, 2.00%, 12/05/14	United Kingdom	3,800,000		3,879,990
Wal-Mart Stores Inc., 3.20%, 5/15/14	United States	500,000		521,381
[a]Wm. Wrigley Jr. Co., senior secured note, 144A, 3.05%, 6/28/13	United States	1,500,000		1,523,598
[a]Woolworths Ltd., senior note, 144A, 2.55%, 9/22/15	Australia	1,000,000		1,036,431
				8,429,325
Food, Beverage & Tobacco 1.3%				
Altria Group Inc., 7.75%, 2/06/14	United States	100,000		108,604
Bunge Ltd. Finance Corp., 4.10%, 3/15/16	United States	2,000,000		2,153,480
[a]Heineken NV, senior note, 144A, 0.80%, 10/01/15	Netherlands	1,700,000		1,703,536
Ingredion Inc., senior note, 3.20%, 11/01/15	United States	1,500,000		1,582,920
Lorillard Tobacco Co., senior note, 3.50%, 8/04/16	United States	3,000,000		3,189,672
[a]Mondelez International Inc., senior note, 144A, 1.625%, 6/04/15	United States	1,000,000		1,020,821
Philip Morris International Inc., senior note, 3.25%, 3/11/13	United States	1,800,000	CHF	1,954,391
Reynolds American Inc., senior note, 1.05%, 10/30/15	United States	1,000,000		1,003,585
				12,717,009
Health Care Equipment & Services 0.4%				
CareFusion Corp., senior note, 5.125%, 8/01/14	United States	750,000		801,570
Laboratory Corp. of America Holdings, 2.20%, 8/23/17	United States	1,000,000		1,031,400
Medco Health Solutions Inc., senior note, 2.75%, 9/15/15	United States	1,500,000		1,569,164
				3,402,134

Annual Report | 75

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)				
Pharmaceuticals, Biotechnology & Life Sciences (continued)				
Teva Pharmaceutical Finance IV LLC, senior note, 1.70%, 11/10/14	Israel	2,000,000		$ 2,045,214
Watson Pharmaceuticals Inc., senior note,				
5.00%, 8/15/14	United States	750,000		802,307
1.875%, 10/01/17	United States	1,000,000		1,014,388
				20,773,177
Real Estate 0.2%				
[a] Dexus Property Group, 144A, 7.125%, 10/15/14	Australia	750,000		812,142
Duke Realty LP, senior note, 7.375%, 2/15/15	United States	400,000		449,265
[a] WEA Finance/WT Finance Australia, 144A, 5.75%, 9/02/15	United States	750,000		836,100
				2,097,507
Retailing 0.2%				
Dollar General Corp., senior note, 4.125%, 7/15/17	United States	400,000		420,000
[a,b] Edcon Pty. Ltd., senior secured note, 144A, FRN, 3.502%, 6/15/14	South Africa	600,000	EUR	727,542
[a] Experian Finance PLC, 144A, 2.375%, 6/15/17	United Kingdom	1,000,000		1,027,380
				2,174,922
Semiconductors & Semiconductor Equipment 0.0%†				
Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14	United States	116,000		116,580
Software & Services 0.3%				
eBay Inc., senior note, 0.875%, 10/15/13	United States	2,000,000		2,006,152
Oracle Corp., senior note, 3.75%, 7/08/14	United States	500,000		527,846
				2,533,998
Technology Hardware & Equipment 0.8%				
[b] Hewlett-Packard Co., senior note, FRN, 1.931%, 9/19/14	United States	3,000,000		3,027,186
Juniper Networks Inc., senior note, 3.10%, 3/15/16	United States	2,000,000		2,084,468
[b] Xerox Corp., senior note, FRN, 1.257%, 5/16/14	United States	3,000,000		2,997,444
				8,109,098
Telecommunication Services 2.3%				
[c] AT&T Inc., senior note, Reg S, 4.375%, 3/15/13	United States	7,000,000	EUR	9,204,633
Embarq Corp., senior note, 7.082%, 6/01/16	United States	3,000,000		3,535,653
Frontier Communications Corp., senior note, 8.25%, 4/15/17	United States	1,300,000		1,504,750
Intelsat SA, senior note, 6.50%, 11/01/13	Luxembourg	2,000,000		2,075,000
Telefonica Emisiones SAU, senior note, 4.949%, 1/15/15	Spain	1,500,000		1,567,500
[a] Telefonica Movil Chile SA, senior note, 144A, 2.875%, 11/09/15	Chile	2,000,000		2,024,940
Verizon Communications Inc., senior note, 1.95%, 3/28/14	United States	2,000,000		2,042,864
				21,955,340
Utilities 0.2%				
Duke Energy Corp., senior note, 6.30%, 2/01/14	United States	750,000		802,582
[a] GDF Suez, senior note, 144A, 1.625%, 10/10/17	France	1,000,000		1,006,325
PG&E Corp., senior note, 5.75%, 4/01/14	United States	500,000		534,446
				2,343,353
Total Corporate Bonds (Cost $265,386,841)				273,548,978

Annual Report | 77

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

78 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
[b,f] **Senior Floating Rate Interests (continued)**			
Diversified Financials (continued)			
TransUnion LLC/TransUnion FICO, Replacement Term Loan, 5.50%, 2/10/18	United States	1,254,261	$ 1,267,745
			4,185,703
Energy 0.3%			
Arch Coal Inc., Term Loans, 5.75%, 5/16/18	United States	1,897,325	1,914,976
[g] Plains Exploration & Production Co., 7-Year Term Loan, 5.25%, 10/15/19	United States	628,000	631,645
			2,546,621
Food & Staples Retailing 0.0%[†]			
AdvancePierre Foods Inc., Loans, 5.75%, 7/10/17	United States	337,582	340,114
Food, Beverage & Tobacco 0.3%			
Del Monte Foods Co., Initial Term Loan, 4.50%, 3/08/18	United States	3,051,688	3,051,688
Health Care Equipment & Services 0.8%			
Bausch & Lomb Inc., Parent Term Loan, 5.25%, 5/18/19	United States	1,666,731	1,687,565
Community Health Systems Inc., New Extended Term Loan, 3.862% - 3.923%, 1/25/17	United States	1,059,613	1,065,570
[g] DaVita Inc.,			
Tranche B Term Loan, 4.50%, 10/20/16	United States	1,381,773	1,391,784
Tranche B-2 Term Loan, 5.25%, 8/24/19	United States	1,025,200	1,029,472
HCA Inc., Tranche B-2 Term Loan, 3.612%, 3/31/17	United States	1,873,502	1,879,016
Hologic Inc., Tranche B Term Loan, 4.50%, 8/01/19	United States	382,841	387,666
Universal Health Services Inc., New Tranche B Term Loan, 3.75%, 11/15/16	United States	399,803	401,802
			7,842,875
Materials 1.1%			
American Rock Salt Co. LLC, Initial Loan, 5.50%, 4/25/17	United States	837,495	829,470
BWAY Holding Co., Initial Term Loan, 5.50%, 8/06/17	United States	145,100	145,644
Exopack LLC, Term B Loan, 6.50%, 5/31/17	United States	76,410	76,187
[g] FMG America Finance Inc., Loans, 6.50%, 10/18/17	United States	811,000	808,972
Ineos US Finance LLC, Dollar Term Loan, 6.50%, 4/27/18	United States	2,517,890	2,556,698
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13	United States	576,531	584,458
PL Propylene LLC (PetroLogistics), Tranche B Term Loan, 7.00%, 3/27/17	United States	465,179	477,972
[g] Reynolds Group Holdings Inc., U.S. Term Loan, 4.75%, 9/28/18	United States	1,879,605	1,890,056
Tronox Pigments (Netherlands) BV,			
Closing Date Term Loan, 4.25%, 2/08/18	Netherlands	471,137	474,839
Delayed Draw Term Loan, 4.25%, 2/08/18	Netherlands	128,492	129,582
[g] Walter Energy Inc., B Term Loan, 4.00%, 4/01/18	United States	2,310,179	2,283,226
			10,257,104
Media 0.7%			
Cinemark USA Inc., Extended Term Loan, 3.47% - 3.62%, 4/30/16	United States	487,073	490,909
CSC Holdings Inc. (Cablevision),			
Incremental B-2 Extended Term Loan, 1.962%, 3/29/16	United States	942,510	944,997
Incremental B-3 Extended Term Loan, 1.962%, 3/29/16	United States	230,276	230,372

Annual Report | 79

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
[b,f]**Senior Floating Rate Interests (continued)**			
Media (continued)			
FoxCo Acquisition Sub LLC, Initial Term Loan, 5.50%, 7/14/17	United States	239,400	$ 242,991
R.H. Donnelley Inc., Term Loan B, 9.00%, 10/24/14	United States	392,062	246,836
Regal Cinemas Corp., Term Loan, 3.212% - 3.362%, 8/23/17	United States	654,704	657,627
Sinclair Television Group Inc., New Tranche B Term Loan, 4.00%, 10/29/16	United States	254,438	256,236
Telesat Canada, U.S. Term B Loan, 4.25%, 3/28/19	Canada	1,577,581	1,586,652
TWCC Holding Corp., Term Loan, 4.25%, 2/11/17	United States	361,664	364,677
UPC Financing Partnership,			
[g]Term Loan T, 3.715%, 12/31/16	Netherlands	1,109,650	1,105,211
Term Loan X, 3.715%, 12/31/17	Netherlands	468,329	467,627
WMG Acquisition Corp., Term Loan, 6.25%, 11/01/18	United States	109,600	110,148
			6,704,283
Pharmaceuticals, Biotechnology & Life Sciences 0.3%			
Par Pharmaceutical Cos. Inc., Term B Loans, 5.00%, 9/28/19	United States	340,650	340,498
Valeant Pharmaceuticals International Inc.,			
[g]Series C Tranche B Term Loan, 5.50%, 2/13/19	Canada	817,800	822,298
Series D Tranche B Term Loan, 4.25%, 2/13/19	Canada	597,207	600,492
Warner Chilcott Co. LLC, Term B-2 Loan, 4.25%, 3/15/18	Puerto Rico	298,152	299,643
Warner Chilcott Corp.,			
Additional Term B-1 Loan, 4.25%, 3/15/18	United States	226,452	227,584
Term B-1 Loan, 4.25%, 3/15/18	United States	596,304	599,286
WC Luxco S.A.R.L., Term B-3 Loan, 4.25%, 3/15/18	Luxembourg	409,959	412,009
			3,301,810
Retailing 0.6%			
BJ's Wholesale Club Inc., Initial Loan, 5.75%, 9/26/19	United States	3,150,794	3,188,538
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	2,274,465	2,284,889
Party City Holdings Inc., Term Loans, 5.75%, 7/27/19	United States	755,034	763,245
			6,236,672
Software & Services 0.1%			
SunGard Data Systems Inc., Tranche B U.S. Term Loan, 3.836% - 4.064%, 2/28/16	United States	427,702	429,440
Technology Hardware & Equipment 0.0%[†]			
Flextronics International USA Inc.,			
A Closing Date Loan, 2.462%, 10/01/14	United States	39,087	39,067
A-1-A Delayed Draw Term Loan, 2.462%, 10/01/14	United States	11,232	11,226
A-1-B Delayed Draw Term Loan, 2.462%, 10/01/14	United States	52,205	52,172
A-2 Delayed Draw Term Loan, 2.462%, 10/01/14	United States	176,656	176,546
A-3 Delayed Draw Term Loan, 2.462%, 10/01/14	United States	30,569	30,550
			309,561
Telecommunication Services 0.2%			
Intelsat Jackson Holdings SA, Tranche B-1 Term Loan, 4.50%, 4/02/18	Luxembourg	2,242,708	2,262,531

80 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
[b,f] Senior Floating Rate Interests (continued)			
Transportation 0.2%			
Avis Budget Car Rental LLC, Tranche C Term Loan, 4.25%, 3/15/19	United States	1,009,473	$ 1,021,146
Hertz Corp.,			
[g] Add-On Term Loan B, 5.00%, 3/02/18	United States	731,200	729,829
Credit Linked Deposit, 3.75%, 3/11/18	United States	70,937	70,671
			1,821,646
Total Senior Floating Rate Interests (Cost $63,522,212)			64,193,015
Foreign Government and Agency Securities 6.8%			
Government of Australia, senior bond, 6.50%, 5/15/13	Australia	785,000 AUD	830,474
Government of Hungary, 6.75%, 7/28/14	Hungary	300,000 EUR	408,924
Government of Indonesia,			
FR20, 14.275%, 12/15/13	Indonesia	3,109,000,000 IDR	356,863
FR49, 9.00%, 9/15/13	Indonesia	1,970,000,000 IDR	212,710
FR51, 11.25%, 5/15/14	Indonesia	17,100,000,000 IDR	1,945,190
Government of Ireland,			
5.00%, 4/18/13	Ireland	113,000 EUR	149,091
4.00%, 1/15/14	Ireland	189,000 EUR	251,613
4.60%, 4/18/16	Ireland	2,559,000 EUR	3,532,499
Government of Israel,			
5.00%, 3/31/13	Israel	338,000 ILS	88,121
3.50%, 9/30/13	Israel	939,000 ILS	245,166
Government of Korea, senior note, 5.75%, 4/16/14	South Korea	210,000	224,605
Government of Malaysia,			
3.434%, 8/15/14	Malaysia	275,000 MYR	90,901
senior bond, 3.702%, 2/25/13	Malaysia	9,364,000 MYR	3,080,378
senior bond, 3.70%, 5/15/13	Malaysia	665,000 MYR	219,084
senior bond, 3.21%, 5/31/13	Malaysia	6,875,000 MYR	2,259,248
senior bond, 3.461%, 7/31/13	Malaysia	2,245,000 MYR	739,300
senior bond, 8.00%, 10/30/13	Malaysia	20,000 MYR	6,884
senior bond, 5.094%, 4/30/14	Malaysia	1,460,000 MYR	493,646
Government of Mexico,			
9.00%, 6/20/13	Mexico	242,000[h] MXN	1,898,885
8.00%, 12/19/13	Mexico	38,350[h] MXN	303,361
7.00%, 6/19/14	Mexico	706,500[h] MXN	5,579,224
9.50%, 12/18/14	Mexico	62,300[h] MXN	520,128
Government of Poland,			
5.00%, 10/24/13	Poland	7,130,000 PLN	2,256,371
5.75%, 4/25/14	Poland	10,050,000 PLN	3,230,638
5.50%, 4/25/15	Poland	945,000 PLN	307,079
Strip, 1/25/13	Poland	2,740,000 PLN	850,441
Strip, 7/25/13	Poland	8,490,000 PLN	2,585,659
Strip, 1/25/14	Poland	2,055,000 PLN	614,766

Annual Report | 81

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)				
Government of Sri Lanka,				
A, 8.50%, 1/15/13	Sri Lanka	3,400,000	LKR	$ 25,955
A, 13.50%, 2/01/13	Sri Lanka	3,900,000	LKR	30,041
A, 7.50%, 8/01/13	Sri Lanka	3,400,000	LKR	25,236
A, 7.00%, 3/01/14	Sri Lanka	470,000	LKR	3,370
A, 11.25%, 7/15/14	Sri Lanka	11,700,000	LKR	87,974
A, 11.75%, 3/15/15	Sri Lanka	80,000	LKR	603
A, 6.50%, 7/15/15	Sri Lanka	2,060,000	LKR	13,637
A, 11.00%, 8/01/15	Sri Lanka	13,400,000	LKR	98,890
A, 6.40%, 8/01/16	Sri Lanka	1,500,000	LKR	9,382
B, 11.75%, 4/01/14	Sri Lanka	450,000	LKR	3,417
B, 6.60%, 6/01/14	Sri Lanka	500,000	LKR	3,518
Government of Sweden,				
1.50%, 8/30/13	Sweden	19,400,000	SEK	2,946,051
6.75%, 5/05/14	Sweden	46,000,000	SEK	7,549,675
Government of the Philippines,				
senior bond, 5.25%, 1/07/13	Philippines	9,270,000	PHP	226,944
senior bond, 8.75%, 3/03/13	Philippines	21,900,000	PHP	544,563
senior note, 6.25%, 1/27/14	Philippines	9,200,000	PHP	234,680
Government of Venezuela, 10.75%, 9/19/13	Venezuela	35,000		36,095
Korea Monetary Stabilization Bond,				
senior bond, 3.76%, 6/02/13	South Korea	186,990,000	KRW	172,490
senior bond, 3.90%, 8/02/13	South Korea	350,600,000	KRW	324,230
senior bond, 3.59%, 10/02/13	South Korea	327,230,000	KRW	302,371
senior bond, 3.48%, 12/02/13	South Korea	560,960,000	KRW	518,404
senior bond, 3.47%, 2/02/14	South Korea	771,290,000	KRW	713,386
senior bond, 3.59%, 4/02/14	South Korea	1,133,560,000	KRW	1,051,318
senior note, 3.28%, 6/02/14	South Korea	1,343,890,000	KRW	1,241,883
Korea Treasury Bond, senior bond,				
4.25%, 12/10/12	South Korea	4,445,000,000	KRW	4,082,813
3.75%, 6/10/13	South Korea	235,000,000	KRW	216,839
3.00%, 12/10/13	South Korea	3,743,000,000	KRW	3,441,369
[a]Korean National Oil Corp., senior note, 144A, 2.875%, 11/09/15	South Korea	2,000,000		2,084,500
New South Wales Treasury Corp.,				
5.25%, 5/01/13	Australia	215,000	AUD	226,002
5.50%, 8/01/13	Australia	1,510,000	AUD	1,598,148
Nota Do Tesouro Nacional,				
10.00%, 1/01/13	Brazil	700[i]	BRL	345,930
[i]Index Linked, 6.00%, 8/15/16	Brazil	789[i]	BRL	953,036
[i]Index Linked, 6.00%, 5/15/17	Brazil	150[i]	BRL	183,920
[i]Index Linked, 6.00%, 8/15/18	Brazil	750[i]	BRL	935,757
Western Australia Treasury Corp., 8.00%, 6/15/13	Australia	2,338,000	AUD	2,502,926
Total Foreign Government and Agency Securities (Cost $64,474,040)				66,016,602

82 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
U.S. Government and Agency Securities 36.6%			
U.S. Treasury Bond, 11.25%, 2/15/15	United States	3,000,000	$ 3,746,016
U.S. Treasury Note,			
3.125%, 8/31/13	United States	9,000,000	9,218,673
2.75%, 10/31/13	United States	23,700,000	24,300,843
4.25%, 11/15/13	United States	17,000,000	17,711,875
2.00%, 11/30/13	United States	8,000,000	8,153,752
4.00%, 2/15/14	United States	15,500,000	16,250,789
4.75%, 5/15/14	United States	16,000,000	17,101,248
2.25%, 5/31/14	United States	12,900,000	13,305,653
2.625%, 7/31/14	United States	22,000,000	22,902,352
4.25%, 8/15/14	United States	6,000,000	6,424,218
2.375%, 8/31/14	United States	7,400,000	7,682,125
2.375%, 10/31/14	United States	28,000,000	29,159,368
4.25%, 11/15/14	United States	20,000,000	21,603,120
4.00%, 2/15/15	United States	30,000,000	32,507,820
4.125%, 5/15/15	United States	21,700,000	23,771,677
1.75%, 7/31/15	United States	31,200,000	32,374,867
4.25%, 8/15/15	United States	23,000,000	25,468,912
4.50%, 11/15/15	United States	28,700,000	32,240,432
[k]Index Linked, 1.875%, 7/15/13	United States	3,762,369	3,850,254
[k]Index Linked, 1.25%, 4/15/14	United States	5,986,109	6,191,882
[k]Index Linked, 0.125%, 4/15/16	United States	3,130,586	3,300,812
Total U.S. Government and Agency Securities (Cost $356,959,721)			357,266,688
Asset-Backed Securities and Commercial Mortgage-Backed Securities 9.3%			
Banks 4.9%			
[a,b]Arkle Master Issuer PLC, 2010-2A, 1A1, 144A, FRN, 1.835%, 5/17/60	United Kingdom	2,270,000	2,292,319
Banc of America Commercial Mortgage Inc., 2006-4,			
AJ, 5.695%, 7/10/46	United States	3,587,000	3,316,711
AM, 5.675%, 7/10/46	United States	710,000	802,397
[a,b]Banc of America Large Loan, 2010-HLTN, 144A, FRN, 1.964%, 11/15/15	United States	1,291,212	1,291,568
Bear Stearns Commercial Mortgage Securities Inc.,			
[b]2006-PW11, AJ, FRN, 5.452%, 3/11/39	United States	3,641,000	3,623,050
2006-PW13, AJ, 5.611%, 9/11/41	United States	3,300,000	3,117,446
[a,b]2006-T24, B, 144A, FRN, 5.657%, 10/12/41	United States	2,000,000	1,330,000
[b]2007-PW16, AM, FRN, 5.713%, 6/11/40	United States	2,100,000	2,365,531
Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	1,850,000	1,777,845
Citigroup/Deutsche Bank Commercial Mortgage Trust,			
[b]2005-CD1, A4, FRN, 5.222%, 7/15/44	United States	2,000,000	2,238,571
2006-CD3, A5, 5.617%, 10/15/48	United States	2,100,000	2,431,945

Annual Report | 83

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)			
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.2%			
FHLMC Gold 15 Year, 5.00%, 10/01/23	United States	772,278	$ 834,572
FHLMC Gold 15 Year, 6.00%, 6/01/23	United States	206,044	227,537
FHLMC Gold 30 Year, 5.00%, 1/01/39	United States	1,035,460	1,121,228
			2,183,337
[b]**Federal National Mortgage Association (FNMA) Adjustable Rate 4.7%**			
FNMA, 1.805%, 3/01/33	United States	41,464	43,138
FNMA, 1.876%, 5/01/33	United States	13,328	13,568
FNMA, 1.975%, 6/01/34	United States	14,667	15,067
FNMA, 2.001%, 4/01/33	United States	10,259	10,840
FNMA, 2.02%, 4/01/35	United States	20,477	20,863
FNMA, 2.104%, 8/01/34	United States	3,485	3,559
FNMA, 2.165%, 11/01/32	United States	158,931	161,396
FNMA, 2.22%, 1/01/35	United States	836,921	878,608
FNMA, 2.239%, 7/01/35	United States	195,855	205,317
FNMA, 2.273%, 4/01/34	United States	6,634	6,686
FNMA, 2.30%, 8/01/34 - 12/01/34	United States	63,189	67,342
FNMA, 2.308%, 2/01/35	United States	10,792	11,483
FNMA, 2.35%, 7/01/34	United States	39,210	41,744
FNMA, 2.438%, 1/01/35	United States	817,234	872,285
FNMA, 2.503%, 3/01/35	United States	43,439	46,000
FNMA, 2.509%, 11/01/36	United States	108,282	115,616
FNMA, 2.516%, 2/01/36	United States	4,889,357	5,183,416
FNMA, 2.549%, 1/01/33	United States	6,558	7,008
FNMA, 2.591%, 5/01/34	United States	707,433	755,046
FNMA, 2.594%, 11/01/32	United States	137,831	147,154
FNMA, 2.633%, 9/01/35 - 1/01/37	United States	1,065,184	1,136,164
FNMA, 2.636%, 11/01/33	United States	906,053	968,681
FNMA, 2.664%, 1/01/35	United States	431,191	461,735
FNMA, 2.665%, 3/01/34	United States	23,776	24,614
FNMA, 2.681%, 9/01/34	United States	402,239	430,982
FNMA, 2.703%, 2/01/34	United States	21,776	23,286
FNMA, 2.728%, 3/01/34	United States	473,512	507,057
FNMA, 2.75%, 11/01/36	United States	5,128,359	5,501,591
FNMA, 2.759%, 3/01/35	United States	1,092,695	1,172,785
FNMA, 2.779%, 5/01/34	United States	577,417	618,244
FNMA, 2.79%, 9/01/35	United States	7,206,912	7,737,982
FNMA, 2.795%, 5/01/36	United States	743,556	799,026
FNMA, 2.84%, 1/01/35 - 6/01/35	United States	621,903	666,640
FNMA, 2.856%, 6/01/35	United States	943,081	1,014,210
FNMA, 2.91%, 2/01/36	United States	1,441,127	1,551,249
FNMA, 2.924%, 4/01/36	United States	13,259,924	14,299,146
FNMA, 2.976%, 11/01/32	United States	44,296	44,430
FNMA, 3.01%, 4/01/33	United States	76,766	82,272
FNMA, 4.103%, 8/01/33	United States	77,190	83,069
			45,729,299

86 | Annual Report

Annual Report | 87

†Rounds to less than 0.1% of net assets.
*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31,
2012, the aggregate value of these securities was $110,506,563, representing 11.32% of net assets.
bThe coupon rate shown represents the rate at period end.
cSee Note 1(f) regarding loan participation notes.
dSee Note 8 regarding defaulted securities.
eSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regis-
tration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2012, the aggregate value of these securities was
$11,929,253, representing 1.22% of net assets.
fSee Note 1(i) regarding senior floating rate interests.
gA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
hPrincipal amount is stated in 100 Mexican Peso Units.
iPrincipal amount is stated in 1,000 Brazilian Real Units.
jRedemption price at maturity is adjusted for inflation. See Note 1(k).
kPrincipal amount of security is adjusted for inflation. See Note 1(k).
lAmount represents notional amount under the terms of the option.
mThe security is traded on a discount basis with no stated coupon rate.
nNon-income producing.
oSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

88 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Low Duration Total Return Fund

At October 31, 2012, the Fund had the following financial futures contracts outstanding. See Note 1(d).

At October 31, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	82,500	$ 110,707	11/05/12	$ 3,782	$ —
Japanese Yen	BZWS	Sell	55,436,000	718,641	11/13/12	23,924	—
Philippine Peso	DBAB	Buy	2,327,000	56,017	11/13/12	592	—
Euro	MSCO	Sell	301,183	369,697	11/14/12	—	(20,686)
Philippine Peso	JPHQ	Buy	817,000	19,697	11/15/12	178	—
Japanese Yen	UBSW	Sell	172,318,944	2,259,921	11/19/12	100,335	—
Euro	DBAB	Buy	30,000	38,553	11/20/12	334	—
Euro	DBAB	Sell	30,000	36,996	11/20/12	—	(1,891)
Euro	DBAB	Sell	761,324	959,459	11/29/12	—	(27,476)
Euro	MSCO	Sell	827,000	1,108,428	12/03/12	36,306	—
Indian Rupee	HSBC	Buy	2,130,000	37,598	12/04/12	1,719	—
Indian Rupee	HSBC	Buy	362,000	6,364	12/10/12	311	—
Indian Rupee	HSBC	Buy	910,000	16,134	12/13/12	636	—
Philippine Peso	DBAB	Buy	1,771,000	42,562	1/07/13	503	—
Indian Rupee	DBAB	Buy	33,426,250	639,144	1/09/13	—	(26,155)
Euro	BZWS	Sell	147,003	188,097	1/11/13	—	(2,563)
Euro	UBSW	Sell	373,000	477,104	1/11/13	—	(6,671)
Euro	BZWS	Sell	227,000	289,504	1/14/13	—	(4,920)
Philippine Peso	JPHQ	Buy	327,000	7,884	1/15/13	67	—
Euro	CITI	Sell	352,000	457,470	1/28/13	854	—
Euro	DBAB	Sell	972,273	1,281,744	1/30/13	20,484	—
Chilean Peso	MSCO	Buy	614,647,000	1,226,840	1/31/13	33,896	—
Indian Rupee	JPHQ	Buy	54,488,600	1,034,332	1/31/13	—	(38,959)
Indian Rupee	JPHQ	Sell	54,488,600	946,147	1/31/13	—	(49,226)
Chilean Peso	MSCO	Buy	457,429,000	905,352	2/01/13	32,781	—
Japanese Yen	DBAB	Buy	70,700,000	902,327	2/04/13	—	(15,516)
Japanese Yen	DBAB	Sell	120,543,920	1,593,127	2/04/13	81,110	—
Chilean Peso	BZWS	Buy	315,400,000	636,272	2/13/13	9,543	—
Malaysian Ringgit	DBAB	Buy	462,000	149,995	2/19/13	472	—

Annual Report | 89

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Low Duration Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	298,775	$ 373,059	2/25/13	$ —	$ (14,611)
Euro	DBAB	Buy	597,997	769,442	3/04/13	6,528	—
Euro	DBAB	Sell	597,997	800,000	3/04/13	24,029	—
Euro	DBAB	Sell	5,768,125	7,387,238	3/06/13	—	(97,715)
Swiss Franc	DBAB	Sell	1,858,500	2,090,551	3/11/13	90,726	—
Euro	DBAB	Sell	6,158,125	8,114,509	3/15/13	122,823	—
Singapore Dollar	DBAB	Buy	429,000	338,782	3/19/13	12,810	—
Singapore Dollar	HSBC	Buy	490,000	387,750	3/19/13	13,835	—
Singapore Dollar	JPHQ	Buy	310,000	253,932	3/19/13	132	—
Chilean Peso	JPHQ	Buy	191,826,250	384,421	3/21/13	6,490	—
Singapore Dollar	DBAB	Buy	461,900	368,283	3/21/13	10,275	—
Singapore Dollar	HSBC	Buy	369,000	294,165	3/21/13	8,255	—
Euro	DBAB	Sell	1,148,125	1,466,730	3/22/13	—	(23,340)
Euro	DBAB	Sell	356,550	471,110	3/26/13	8,352	—
Euro	DBAB	Sell	3,430,424	4,582,189	3/28/13	129,842	—
Euro	DBAB	Sell	2,185,000	2,902,663	4/02/13	66,623	—
Philippine Peso	DBAB	Buy	1,771,000	42,614	4/05/13	419	—
Philippine Peso	DBAB	Buy	2,908,000	70,087	4/10/13	570	—
Philippine Peso	JPHQ	Buy	936,000	22,556	4/10/13	186	—
Philippine Peso	HSBC	Buy	1,451,000	34,929	4/11/13	326	—
Indian Rupee	DBAB	Buy	1,355,000	24,946	4/12/13	—	(462)
Chilean Peso	MSCO	Buy	33,100,000	65,254	4/15/13	1,976	—
Indian Rupee	DBAB	Buy	2,905,000	53,120	4/15/13	—	(652)
Philippine Peso	HSBC	Buy	1,155,000	27,846	4/15/13	217	—
Indian Rupee	JPHQ	Buy	1,951,000	35,784	4/16/13	—	(551)
Swiss Franc	DBAB	Buy	12,938	13,971	4/16/13	—	(40)
Swiss Franc	DBAB	Sell	12,938	14,231	4/16/13	299	—
Indian Rupee	JPHQ	Buy	1,915,000	35,003	4/18/13	—	(432)
Chilean Peso	MSCO	Buy	29,660,000	58,524	4/19/13	1,687	—
Indian Rupee	DBAB	Buy	673,000	12,316	4/22/13	—	(173)
Indian Rupee	JPHQ	Buy	957,000	17,535	4/22/13	—	(269)
Indian Rupee	DBAB	Buy	1,361,000	24,277	4/26/13	263	—
Chilean Peso	CITI	Buy	47,586,000	94,230	4/29/13	2,245	—
Chilean Peso	JPHQ	Buy	29,522,000	58,298	4/29/13	1,554	—
Indian Rupee	JPHQ	Buy	1,157,000	20,759	4/29/13	94	—
Indian Rupee	JPHQ	Buy	964,000	17,261	4/30/13	110	—
Euro	DBAB	Sell	200,000	261,980	5/02/13	2,317	—
Euro	DBAB	Sell	1,461,250	1,818,087	5/06/13	—	(79,154)
Indian Rupee	JPHQ	Buy	60,155,900	1,070,761	5/06/13	12,374	—
Euro	DBAB	Buy	526,250	643,235	5/08/13	40,045	—
Euro	DBAB	Sell	526,250	702,765	5/08/13	19,485	—
Euro	DBAB	Sell	316,000	406,313	5/17/13	—	(4,017)
Japanese Yen	MSCO	Sell	211,800,000	2,662,476	5/17/13	2,806	—
Singapore Dollar	MSCO	Buy	2,682,949	2,121,512	5/17/13	77,717	—

90 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Low Duration Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Buy	2,900,000	$3,545,540	5/23/13	$ 220,368	$ —
Euro	DBAB	Sell	3,424,375	4,405,458	5/23/13	—	(41,397)
Euro	DBAB	Sell	420,000	531,615	5/29/13	—	(13,825)
Euro	DBAB	Sell	715,423	889,937	6/05/13	—	(39,225)
Euro	DBAB	Sell	1,680,000	2,102,688	6/07/13	—	(79,269)
Euro	DBAB	Sell	282,500	358,351	6/11/13	—	(8,570)
Chilean Peso	DBAB	Buy	371,700,000	712,752	6/26/13	35,809	—
Euro	DBAB	Sell	1,534,000	1,925,477	6/27/13	—	(67,256)
Euro	DBAB	Sell	1,455,100	1,842,913	7/05/13	—	(47,476)
Euro	DBAB	Sell	163,358	203,544	7/09/13	—	(8,691)
Euro	BZWS	Sell	1,692,000	2,199,262	7/26/13	643	—
Euro	DBAB	Sell	330,000	402,171	7/29/13	—	(26,651)
Euro	BZWS	Sell	1,953,780	2,403,149	8/01/13	—	(135,789)
Euro	CITI	Sell	35,024	43,716	8/08/13	—	(1,801)
Euro	CITI	Sell	4,238	5,296	8/09/13	—	(211)
Euro	DBAB	Sell	43,385	53,844	8/15/13	—	(2,543)
Euro	DBAB	Sell	29,600	36,656	8/20/13	—	(1,817)
Euro	BZWS	Sell	12,954	16,221	8/23/13	—	(617)
Euro	BZWS	Sell	2,400	3,007	8/26/13	—	(113)
Euro	UBSW	Sell	15,642	19,571	8/26/13	—	(761)
Malaysian Ringgit	JPHQ	Buy	90,000	28,590	8/27/13	413	—
Euro	DBAB	Sell	565,141	710,300	8/28/13	—	(24,309)
Euro	JPHQ	Sell	29,904	37,671	8/29/13	—	(1,200)
Philippine Peso	JPHQ	Buy	94,860,000	2,235,156	9/04/13	59,838	—
Euro	DBAB	Sell	282,500	362,843	9/11/13	—	(4,424)
Euro	BZWS	Sell	23,345	29,968	9/12/13	—	(383)
Euro	BZWS	Sell	115,098	149,012	9/16/13	—	(631)
Euro	UBSW	Sell	66,188	85,634	9/17/13	—	(420)
Euro	BZWS	Sell	24,226	31,913	9/19/13	415	—
Singapore Dollar	JPHQ	Buy	304,000	248,528	9/19/13	774	—
Euro	BZWS	Sell	16,837	21,884	9/24/13	—	(8)
British Pound	DBAB	Sell	53,750	84,226	10/01/13	—	(2,426)
Philippine Peso	DBAB	Buy	2,962,000	70,861	10/04/13	659	—
Philippine Peso	HSBC	Buy	2,376,000	56,959	10/04/13	411	—
Philippine Peso	HSBC	Buy	3,543,000	85,191	10/07/13	341	—
Philippine Peso	HSBC	Buy	2,044,000	49,181	10/11/13	151	—
Philippine Peso	JPHQ	Buy	1,160,000	27,924	10/11/13	72	—
Philippine Peso	DBAB	Buy	693,000	16,651	10/16/13	69	—
Euro	HSBC	Sell	6,000	7,800	10/17/13	—	(3)
Malaysian Ringgit	JPHQ	Buy	108,000	34,766	10/18/13	—	(43)
Japanese Yen	DBAB	Sell	59,567,300	745,962	10/29/13	—	(3,862)
Euro	DBAB	Sell	82,500	110,921	11/04/13	3,605	—
Euro	DBAB	Sell	1,461,250	1,955,507	1/30/14	52,973	—

Annual Report | 91

At October 31, 2012, the fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Counter-party[a]	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid/ (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[c]
Contracts to Buy Protection									
Single Name									
Centex Corp.	FBCO	1,000,000	5.00%	6/20/16	$ (91,045)	$ —	$ (62,394)	$(153,439)	
Centex Corp.	JPHQ	4,000,000	5.00%	6/20/16	(435,913)	—	(177,842)	(613,755)	
Dell Inc.	GSCO	3,000,000	1.00%	6/20/17	49,384	155,216	—	204,600	
DR Horton Inc.	CITI	3,000,000	5.00%	6/20/17	(189,925)	—	(48,153)	(238,078)	
Embarq Corp.	BZWS	3,000,000	5.00%	6/20/16	(281,850)	—	(145,730)	(427,580)	
Government of Ireland	MSCO	2,000,000 EUR	1.00%	3/20/15	281,037	—	(305,951)	(24,914)	
Hilton Worldwide Inc.	CITI	1,000,000	5.00%	12/20/13	(14,841)		(22,228)	(37,069)	
Hilton Worldwide Inc.	FBCO	4,000,000	5.00%	12/20/13	(59,366)		(88,910)	(148,276)	
Hilton Worldwide Inc.	GSCO	2,000,000	5.00%	12/20/13	(29,683)		(44,455)	(74,138)	
Intelsat SA	GSCO	2,000,000	5.00%	12/20/13	(75,443)		(26,548)	(101,991)	
Kroger Co.	CITI	500,000	1.00%	6/20/17	(4,215)	7,335	—	3,120	
Kroger Co.	FBCO	1,500,000	1.00%	6/20/17	(12,644)	22,004	—	9,360	
New York Times Co.	GSCO	2,000,000	5.00%	12/20/16	(143,081)	—	(56,507)	(199,588)	
RH Donnelley Inc.	JPHQ	400,000	5.00%	12/20/14	42,162	101,838	—	144,000	
Rock-Tenn Co.	UBSW	1,308,000	5.00%	3/20/13	(19,534)	—	(3,933)	(23,467)	
RPM International Inc.	UBSW	4,000,000	5.00%	12/20/13	(197,390)	—	(18,368)	(215,758)	
Starwood Hotels & Resorts Worldwide, Inc.	BZWS	2,000,000	5.00%	12/20/15	(174,872)	—	(89,891)	(264,763)	
Toll Brothers Finance Corp.	GSCO	500,000	5.00%	3/20/14	(20,351)	—	(11,803)	(32,154)	
Toll Brothers Inc.	GSCO	2,500,000	5.00%	3/20/14	(115,271)	—	(45,500)	(160,771)	
Traded Index									
CDX.NA.HY.19	JPHQ	6,600,000	5.00%	12/20/17	24,322	29,350	—	53,672	

92 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Low Duration Total Return Fund

Credit Default Swap Contracts *(continued)*

Description	Counterparty[a]	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid/(Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[c]
Contracts to Sell Protection[d]									
Single Name									
Government of Lithuania	FBCO	250,000	1.00%	6/20/16	$ (8,160)	$ 8,416	$ —	$ 256	BBB
Hewlett-Packard Co.	GSCO	3,000,000	1.00%	6/20/17	(64,651)	—	(202,663)	(267,314)	BBB+
Proctor & Gamble Co.	FBCO	3,000,000	1.00%	9/20/14	44,736	2,150	—	46,886	AA-
PSEG Power	FBCO	1,500,000	1.00%	6/20/17	(63,840)	18,036	—	(45,804)	BBB
Safeway Inc.	FBCO	2,000,000	1.00%	6/20/17	(93,207)	—	(109,502)	(202,709)	BBB
Traded Index									
CMBX.NA.AJ.2	JPHQ	2,460,000	1.09%	3/15/49	(563,509)	43,834	—	(519,675)	Non Investment Grade
LCDX.NA.18	FBCO	2,400,000	2.50%	6/20/17	9,015	—	(1,480)	7,535	Non Investment Grade
LCDX.NA.19	FBCO	4,200,000	2.50%	12/20/17	56,801	—	(70,721)	(13,920)	Non Investment Grade
MCDX.NA.19	CITI	7,050,000	1.00%	12/20/17	(185,989)	7,294	—	(178,695)	Investment Grade
Unrealized appreciation (depreciation)						395,473	(1,532,579)		
Net unrealized appreciation (depreciation)							$(1,137,106)

aPositions are generally not collateralized if the market value is under $250,000. Collateral requirements may be net of current positions at the individual counterparty for the fund.
The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at period end:

bIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
cBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
dThe fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy for traded index swaps.

Annual Report | 93

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Low Duration Total Return Fund

At October 31, 2012, the fund had the following cross currency swap contracts outstanding. See Note 1(d).

94 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bEffective September 1, 2008, the redemption fee was eliminated.
cAmount rounds to less than $0.001 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.
fSee Note 1(h) regarding mortgage dollar rolls.

Annual Report | The accompanying notes are an integral part of these financial statements. | 95

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bEffective September 1, 2008, the redemption fee was eliminated.
cAmount rounds to less than $0.001 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.
fSee Note 1(h) regarding mortgage dollar rolls.

96 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bEffective September 1, 2008, the redemption fee was eliminated.
cAmount rounds to less than $0.001 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.
fSee Note 1(h) regarding mortgage dollar rolls.

Annual Report | The accompanying notes are an integral part of these financial statements. | 97

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bEffective September 1, 2008, the redemption fee was eliminated.
cAmount rounds to less than $0.001 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.
fSee Note 1(h) regarding mortgage dollar rolls.

98 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bEffective September 1, 2008, the redemption fee was eliminated.
cAmount rounds to less than $0.001 per share.
dBenefit of expense reduction rounds to less than 0.01%.
eSee Note 1(h) regarding mortgage dollar rolls.

Annual Report | The accompanying notes are an integral part of these financial statements. | 99

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012

100 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)			
Banks (continued)			
BB&T Corp.,			
senior note, 6.85%, 4/30/19	United States	6,800,000	$ 8,667,090
sub. note, 3.95%, 3/22/22	United States	10,000,000	10,890,210
CIT Group Inc., senior note,			
5.375%, 5/15/20	United States	1,700,000	1,823,250
5.00%, 8/15/22	United States	2,000,000	2,080,430
Discover Bank, sub. note, 8.70%, 11/18/19	United States	4,000,000	5,233,852
Fifth Third Capital Trust IV, junior sub. note, 6.50% to 4/15/17, FRN thereafter, 4/15/67	United States	3,000,000	3,018,750
[e] HSBC Bank Brasil SA, senior note, 144A, 4.00%, 5/11/16	Brazil	7,500,000	7,846,088
HSBC Holdings PLC, sub. note, 6.50%, 9/15/37	United Kingdom	3,000,000	3,686,835
[f] HSBK (Europe) BV, senior note, Reg S, 7.25%, 5/03/17	Kazakhstan	3,850,000	4,096,881
[e] ICICI Bank Ltd./Dubai, senior note, 144A, 4.70%, 2/21/18	India	10,400,000	10,887,656
[e,g] ING Bank NV, senior note, 144A, FRN, 2.009%, 9/25/15	Netherlands	14,000,000	14,125,720
Nykredit Realkredit AS, secured note,			
2.00%, 1/01/16	Denmark	90,000,000 DKK	16,195,700
4.00%, 1/01/16	Denmark	45,000,000 DKK	8,583,265
PNC Funding Corp., senior note, 5.125%, 2/08/20	United States	7,000,000	8,406,433
Realkredit Danmark AS, secured note, 10S, 4.00%, 1/01/16	Denmark	45,000,000 DKK	8,584,985
Regions Financial Corp., senior note, 7.75%, 11/10/14	United States	4,500,000	4,972,500
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	3,100,000 EUR	4,296,321
SVB Financial Group, senior note, 5.375%, 9/15/20	United States	6,000,000	6,812,052
[g,h] Wachovia Capital Trust III, junior sub. bond, FRN, 5.57%, Perpetual	United States	10,600,000	10,560,250
Wells Fargo & Co., senior note, 3.625%, 4/15/15	United States	1,000,000	1,069,304
			169,313,535
Capital Goods 0.8%			
[e] Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	3,000,000	2,775,000
General Electric Co., senior note, 2.70%, 10/09/22	United States	7,600,000	7,650,776
Ingersoll-Rand Global Holding Co. Ltd., senior note, 9.50%, 4/15/14	United States	3,900,000	4,368,737
NBCUniversal Media LLC, senior bond, 2.875%, 1/15/23	United States	6,600,000	6,659,499
[e,i] Sydney Airport Finance Co. Pty. Ltd., 144A, 3.90%, 3/22/23	Australia	14,000,000	14,229,600
United Technologies Corp., senior note, 3.10%, 6/01/22	United States	8,000,000	8,623,352
			44,306,964
Consumer Durables & Apparel 0.9%			
Centex Corp., senior note, 6.50%, 5/01/16	United States	19,795,000	22,566,300
Lennar Corp., senior note, 5.60%, 5/31/15	United States	7,692,000	8,288,130

Annual Report | 101

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)			
Consumer Durables & Apparel (continued)			
The Ryland Group Inc., senior note, 5.375%, 1/15/15	United States	4,750,000	$ 5,106,250
Toll Brothers Finance Corp., senior note,			
4.95%, 3/15/14	United States	6,923,000	7,228,145
5.15%, 5/15/15	United States	2,010,000	2,183,043
Visant Corp., senior note, 10.00%, 10/01/17	United States	3,000,000	2,913,750
			48,285,618
Consumer Services 0.9%			
Harrah's Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	4,500,000	4,893,750
[e,g] Hilton Worldwide Inc., senior bond, 144A, FRN, 4.935%, 11/15/13	United States	31,000,000	31,155,000
MGM Resorts International, senior note,			
6.625%, 7/15/15	United States	4,000,000	4,270,000
[e] 144A, 6.75%, 10/01/20	United States	400,000	398,000
[e] Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	1,500,000	1,260,000
Yum! Brands Inc., senior note, 5.30%, 9/15/19	United States	3,000,000	3,495,036
			45,471,786
Diversified Financials 4.9%			
Ally Financial Inc., senior note,			
6.25%, 12/01/17	United States	500,000	550,781
7.50%, 9/15/20	United States	3,800,000	4,493,500
American Express Centurion, senior note, 5.95%, 6/12/17	United States	800,000	955,816
American Express Co., senior note, 7.00%, 3/19/18	United States	4,300,000	5,457,900
American Express Credit Corp., senior note, 5.375%, 10/01/14	United States	4,400,000 GBP	7,648,088
Bank of America Corp.,			
[h] pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	6,000,000	6,798,120
senior note, 4.75%, 8/01/15	United States	8,000,000	8,666,200
senior note, 5.625%, 10/14/16	United States	8,400,000	9,583,123
Capital One Bank USA NA, sub. note, 8.80%, 7/15/19	United States	5,000,000	6,659,555
Capital One Capital VI, pfd., junior sub. bond, 8.875%, 5/15/40	United States	9,600,000	9,877,546
Citigroup Inc., senior note,			
6.50%, 8/19/13	United States	250,000	261,472
5.375%, 8/09/20	United States	2,589,000	3,030,753
8.125%, 7/15/39	United States	4,400,000	6,653,708
Commonwealth Edison Co., secured bond, 6.45%, 1/15/38	United States	700,000	987,951
General Electric Capital Corp., senior note,			
5.625%, 5/01/18	United States	500,000	594,377
6.00%, 8/07/19	United States	8,000,000	9,806,560
A, 8.50%, 4/06/18	United States	245,000,000 MXN	19,777,632
GMAC Inc., sub. note, 8.00%, 12/31/18	United States	800,000	907,000

102 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)			
Diversified Financials (continued)			
The Goldman Sachs Group Inc.,			
senior bond, 5.375%, 3/15/20	United States	10,000,000	$ 11,315,820
senior note, 5.25%, 7/27/21	United States	7,500,000	8,387,797
International Lease Finance Corp., senior note, 8.25%, 12/15/20	United States	800,000	945,000
Irish Life & Permanent PLC, senior note, 4.00%, 3/10/15	Ireland	10,000,000 EUR	12,971,729
JPMorgan Chase & Co.,			
6.30%, 4/23/19	United States	7,500,000	9,255,952
[h]junior sub. note, 1, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	6,500,000	7,513,526
senior note, 4.375%, 1/30/14	United States	4,700,000 EUR	6,369,995
senior note, 4.25%, 10/15/20	United States	9,000,000	9,935,118
senior note, 3.25%, 9/23/22	United States	11,400,000	11,698,019
JPMorgan Chase Bank NA, sub. note, 6.00%, 10/01/17	United States	3,000,000	3,559,102
[e]KKR Group Finance Co., senior note, 144A, 6.375%, 9/29/20	United States	5,900,000	6,928,429
Merrill Lynch & Co. Inc., senior note, 6.875%, 4/25/18	United States	12,000,000	14,499,432
Morgan Stanley, senior note,			
6.00%, 4/28/15	United States	2,140,000	2,332,114
5.50%, 1/26/20	United States	10,000,000	11,049,370
[g]FRN, 2.937%, 5/14/13	United States	4,250,000	4,291,876
[e]Prudential Covered Trust, secured note, 144A, 2.997%, 9/30/15	United States	7,030,000	7,303,755
[e]Temasek Financial I Ltd., senior bond, 144A, 2.375%, 1/23/23	Singapore	9,500,000	9,412,742
Textron Financial Corp., senior note, 5.125%, 8/15/14	United States	5,126,000	5,424,923
[e]WEA Finance/WCI Finance, senior note, 144A, 5.70%, 10/01/16	Australia	12,830,000	14,631,101
			260,535,882
Energy 3.1%			
Alpha Natural Resources Inc., senior note,			
6.00%, 6/01/19	United States	500,000	441,250
6.25%, 6/01/21	United States	700,000	612,500
Anadarko Petroleum Corp., senior note,			
8.70%, 3/15/19	United States	4,100,000	5,594,007
6.45%, 9/15/36	United States	2,260,000	2,909,535
Apache Corp., 4.75%, 4/15/43	United States	11,000,000	13,019,809
CHC Helicopter SA,			
[e]144A, 9.25%, 10/15/20	Canada	500,000	510,000
senior secured note, first lien, 9.25%, 10/15/20	Canada	3,500,000	3,570,000
Chesapeake Energy Corp., senior note,			
6.625%, 8/15/20	United States	6,000,000	6,330,000
6.125%, 2/15/21	United States	500,000	508,750
[e]CNPC HK Overseas Capital Ltd., senior note, 144A, 5.95%, 4/28/41	China	5,700,000	7,352,031
Compagnie Generale de Geophysique-Veritas, senior note,			
7.75%, 5/15/17	France	300,000	310,688
6.50%, 6/01/21	France	4,000,000	4,240,000

Annual Report | 103

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	4,000,000	$ 4,570,000
Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	2,800,000	3,217,203
ᵉEni SpA, senior note, 144A, 4.15%, 10/01/20	Italy	7,700,000	7,894,610
Enterprise Products Operating LLC,			
junior sub. note, 7.034% to 1/15/18, FRN thereafter, 1/15/68	United States	3,500,000	4,003,163
senior note, 5.20%, 9/01/20	United States	10,000,000	12,086,420
ᵉExpro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	3,000,000	3,090,000
ᵉʲGaz Capital SA (OJSC Gazprom), loan participation,			
senior bond, 144A, 6.212%, 11/22/16	Luxembourg	2,800,000	3,126,816
senior note, 144A, 5.999%, 1/23/21	Russia	10,000,000	11,340,000
Hess Corp., 7.125%, 3/15/33	United States	500,000	688,885
ᵉKinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	3,500,000	3,855,722
ᵉLUKOIL International Finance BV, 144A, 6.656%, 6/07/22	Russia	4,100,000	4,972,890
Plains All American Pipeline LP, senior note, 5.75%, 1/15/20	United States	5,000,000	6,110,510
Plains Exploration & Production Co.,			
senior bond, 6.875%, 2/15/23	United States	1,000,000	1,000,000
senior note, 6.125%, 6/15/19	United States	600,000	601,500
senior note, 6.625%, 5/01/21	United States	3,500,000	3,517,500
senior note, 6.75%, 2/01/22	United States	500,000	505,000
ᵉSamson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	3,500,000	3,710,000
SandRidge Energy Inc., senior note,			
9.875%, 5/15/16	United States	3,000,000	3,262,500
ᵉ144A, 8.125%, 10/15/22	United States	900,000	972,000
ᵉ144A, 7.50%, 2/15/23	United States	400,000	416,000
ᵉSinopec Group Overseas Development 2012 Ltd., senior note, 144A, 2.75%, 5/17/17	China	10,900,000	11,336,981
Transcontinental Gas Pipe Line Corp., senior note, 6.05%, 6/15/18	United States	550,000	671,614
Valero Energy Corp., senior note, 9.375%, 3/15/19	United States	9,000,000	12,379,383
Weatherford International Ltd., senior bond, 5.95%, 4/15/42	United States	4,900,000	5,386,394
ᵉWoodside Finance Ltd., 144A, 4.50%, 11/10/14	Australia	10,000,000	10,642,280
			164,755,941
Food & Staples Retailing 0.8%			
CVS Caremark Corp., senior note, 5.75%, 6/01/17	United States	1,200,000	1,445,822
The Kroger Co., senior note, 5.00%, 4/15/13	United States	275,000	280,524
Rite Aid Corp., senior secured note,			
9.75%, 6/12/16	United States	1,900,000	2,080,500
8.00%, 8/15/20	United States	1,600,000	1,846,400
Safeway Inc., senior bond, 3.95%, 8/15/20	United States	3,000,000	2,999,259
ᵉSigma Alimentos SA, senior note, 144A, 5.625%, 4/14/18	Mexico	7,200,000	8,156,808

104 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

Annual Report | 105

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*		Value
Corporate Bonds (continued)				
Insurance 1.7%				
Aflac Inc., senior note,				
8.50%, 5/15/19	United States	6,000,000		$ 8,158,830
4.00%, 2/15/22	United States	7,600,000		8,450,007
CNA Financial Corp., senior note, 5.85%, 12/15/14	United States	10,000,000		10,898,510
[e]Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	12,000,000		13,117,740
Lincoln National Corp., junior sub. deb., 6.05% to 4/20/17, FRN thereafter, 4/20/67	United States	7,200,000		7,236,000
MetLife Inc., junior sub. note, 6.40% to 12/15/36, FRN thereafter, 12/15/66	United States	4,000,000		4,370,000
[e]Mitsui Sumitomo Insurance Co. Ltd., junior sub. note, 144A, 7.00% to 3/15/22, FRN thereafter, 3/15/72	Japan	3,400,000		3,940,158
Prudential Financial Inc.,				
junior sub. note, 5.875%, 9/15/42	United States	7,000,000		7,393,750
senior note, 4.50%, 11/16/21	United States	8,800,000		9,857,320
Reinsurance Group of America Inc., senior note, 6.45%, 11/15/19	United States	5,700,000		6,750,043
Willis Group Holdings PLC, senior note, 5.75%, 3/15/21	United States	6,700,000		7,616,191
				87,788,549
Materials 2.1%				
[e]Anglo American Capital PLC, senior note, 144A, 9.375%, 4/08/14	United Kingdom	6,500,000		7,217,457
ArcelorMittal, senior note, 5.75%, 3/01/21	Luxembourg	3,300,000		3,189,008
[e]Cemex Finance LLC, senior secured note, 144A, 9.375%, 10/12/22	Mexico	700,000		735,000
[e]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	4,000,000		4,162,320
Cliffs Natural Resources Inc., senior note, 4.80%, 10/01/20	United States	6,000,000		5,932,560
The Dow Chemical Co., senior note, 4.125%, 11/15/21	United States	11,800,000		12,910,510
[e]FMG Resources August 2006 Pty. Ltd., senior note, 144A, 6.875%, 4/01/22	Australia	5,000,000		4,718,750
Freeport-McMoRan Copper & Gold Inc., senior note, 2.15%, 3/01/17	United States	14,200,000		14,429,954
[e]Ineos Finance PLC, senior secured note, 144A,				
9.00%, 5/15/15	United Kingdom	1,000,000		1,065,000
8.375%, 2/15/19	United Kingdom	300,000		316,500
7.50%, 5/01/20	United Kingdom	1,000,000		1,017,500
[e]Ineos Group Holdings Ltd.,				
senior note, 144A, 7.875%, 2/15/16	United Kingdom	1,000,000	EUR	1,242,540
senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	1,000,000		970,000
[e]Kerling PLC, senior secured note, 144A, 10.625%, 1/28/17	United Kingdom	2,000,000	EUR	2,407,696
[k]NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	2,500,000		1,212,500
[e]PTT Global Chemical PCL, senior bond, 144A, 4.25%, 9/19/22	Thailand	4,600,000		4,746,349

106 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

Annual Report | 107

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

108 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)			
Telecommunication Services (continued)			
Embarq Corp., senior note, 7.082%, 6/01/16	United States	22,500,000	$ 26,517,397
Frontier Communications Corp.,			
senior bond, 7.125%, 1/15/23	United States	1,400,000	1,496,250
senior note, 8.50%, 4/15/20	United States	2,000,000	2,320,000
senior note, 8.75%, 4/15/22	United States	3,000,000	3,472,500
GTE Corp., senior bond, 6.84%, 4/15/18	United States	750,000	940,808
Intelsat Jackson Holdings SA,			
[e]senior bond, 144A, 6.625%, 12/15/22	Luxembourg	2,400,000	2,389,500
senior note, 7.50%, 4/01/21	Luxembourg	1,000,000	1,077,500
[e]senior note, 144A, 7.25%, 10/15/20	Luxembourg	2,400,000	2,568,000
Intelsat Luxembourg SA, senior note, 11.25%, 2/04/17	Luxembourg	300,000	316,125
Intelsat SA, senior note, 6.50%, 11/01/13	Luxembourg	27,000,000	28,012,500
[e]Sprint Nextel Corp., senior note, 144A, 7.00%, 3/01/20	United States	3,000,000	3,487,500
Telecom Italia Capital SA, senior note, 6.999%, 6/04/18	Italy	6,000,000	6,877,500
Telefonica Emisiones SAU, senior note, 4.949%, 1/15/15	Spain	1,500,000	1,567,500
Time Warner Entertainment Co. LP, senior bond, 8.375%, 3/15/23	United States	800,000	1,141,344
Verizon New York Inc., senior deb., B, 7.375%, 4/01/32	United States	1,000,000	1,349,380
Verizon Virginia Inc., A, 4.625%, 3/15/13	United States	1,000,000	1,015,130
[e]Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	2,500,000	2,446,875
[e,j]Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	Italy	2,038,623 EUR	2,185,160
			108,505,521
Transportation 0.2%			
[e]Aviation Capital Group, 144A, 7.125%, 10/15/20	United States	6,000,000	6,314,964
Burlington Northern and Santa Fe 99-2 Trust, secured bond, 7.57%, 1/02/21	United States	209,362	246,292
[e]DP World Ltd., 144A, 6.85%, 7/02/37	United Arab Emirates	3,700,000	4,087,501
Union Pacific Railroad Co. 1998 Pass Trust, 98-B, 6.85%, 1/02/19	United States	631,441	716,174
Union Pacific Railroad Co. 2005 Pass Trust, 05-1, 5.082%, 1/02/29	United States	246,937	281,548
			11,646,479
Utilities 1.4%			
CenterPoint Energy Inc., senior note,			
6.85%, 6/01/15	United States	1,000,000	1,131,551
6.50%, 5/01/18	United States	7,000,000	8,528,450
CenterPoint Energy Resources Corp., senior note, 6.125%, 11/01/17	United States	1,400,000	1,706,428
Dominion Resources Inc., senior note, 8.875%, 1/15/19	United States	3,650,000	4,946,630
Duke Energy Corp., senior note,			
5.65%, 6/15/13	United States	525,000	541,847
6.25%, 6/15/18	United States	1,800,000	2,214,938
[e]Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000	5,551,725
[e]GDF Suez, senior note, 144A, 1.625%, 10/10/17	France	9,300,000	9,358,822

Annual Report | 109

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)			
Utilities (continued)			
Georgia Power Co., senior note, 4.30%, 3/15/42	United States	5,750,000	$ 6,302,207
MidAmerican Energy Co., senior note, 5.95%, 7/15/17	United States	2,200,000	2,675,688
Northeast Generation Co., senior secured note, B-1, 8.812%, 10/15/26	United States	345,199	398,868
Pacific Gas & Electric Co., 4.45%, 4/15/42	United States	7,700,000	8,571,948
Sempra Energy, senior note, 2.875%, 10/01/22	United States	18,800,000	19,293,293
[a]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	5,400,000	3,888,000
			75,110,395
Total Corporate Bonds (Cost $1,443,323,217)			1,577,932,126
[g,m]**Senior Floating Rate Interests 4.7%**			
Automobiles & Components 0.1%			
August Luxuk Holding Co., Lux Second Lien, 10.50%, 4/27/19	Luxembourg	63,563	64,437
August U.S. Holding Co. Inc., U.S. Second Lien, 10.50%, 4/27/19	United States	48,938	49,610
[i]Chrysler Group LLC, Revolver, 7.00%, 5/24/16	United States	7,000,000	6,615,000
Federal-Mogul Corp.,			
Tranche B Term Loan, 2.148%, 12/27/14	United States	657,379	619,785
Tranche C Term Loan, 2.148%, 12/27/15	United States	335,412	316,231
			7,665,063
Capital Goods 0.4%			
[i]Allison Transmission Inc., Term B-3 Loan, 4.25%, 8/23/19	United States	1,354,132	1,362,163
Goodman Global Inc., Initial Term Loan, 5.75%, 10/28/16	United States	859,432	863,133
RBS Global Inc. (Rexnord), Term B Loan, 4.50%, 4/01/18	United States	5,515,472	5,560,285
Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	United States	156,142	156,532
[i]Terex Corp., U.S. Term Loan, 5.75%, 4/28/17	United States	4,553,850	4,591,560
Tomkins LLC and Tomkins Inc., Term B-1 Loan, 4.25%, 9/21/16	United States	3,486,001	3,509,532
TransDigm Inc.,			
Tranche B1 Term Loan, 4.00%, 2/14/17	United States	3,662,285	3,677,165
Tranche B2 Term Loan, 4.00%, 2/14/17	United States	547,860	550,355
			20,270,725
Commercial & Professional Services 0.4%			
ARAMARK Corp.,			
Extended Synthetic L/C, 3.314%, 7/26/16	United States	198,027	198,595
Extended US Term Loan B-3, 3.462% - 3.612%, 7/26/16	United States	1,115,270	1,117,878
Synthetic L/C-3, 3.314%, 7/26/16	United States	89,844	90,054
Term Loan B Extended, 3.462%, 7/26/16	United States	3,010,967	3,019,608

110 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
[g,m] **Senior Floating Rate Interests (continued)**			
Commercial & Professional Services (continued)			
Brock Holdings III Inc., Second Lien Term Loan, 10.00%, 3/16/18	United States	176,728	$ 177,170
EnviroSolutions Real Property Holdings, Second Lien Term Loan, 8.00%, 7/29/14	United States	298,642	297,895
Garda World Security Corp., Term Loan B, 5.75%, 10/24/19	Canada	229,500	231,508
Interactive Data Corp., Term B Loans, 4.50%, 2/11/18	United States	6,195,219	6,242,426
KAR Auction Services Inc. (Adesa), Term Loan, 5.00%, 5/19/17	United States	7,051,427	7,101,372
[i] Progressive Waste Solutions Ltd., Term B Loan, 5.00%, 10/24/19	Canada	439,100	443,217
			18,919,723
Consumer Durables & Apparel 0.0%[†]			
[b,l] Sleep Innovations Inc., Term Loan, PIK, 11.50%, 3/05/15	United States	60,864	60,864
Consumer Services 0.3%			
Ameristar Casinos Inc., B Term Loan, 4.00%, 4/14/18	United States	2,174,416	2,190,385
Burger King Corp., Tranche B Term Loan, 3.75%, 9/28/19	United States	4,139,932	4,161,927
DineEquity Inc., Term B-1 Loan, 4.25%, 10/19/17	United States	2,796,629	2,820,227
[i] Penn National Gaming Inc., Incremental Term Loan B, 5.00%, 7/14/18	United States	435,100	437,684
[c,l] Turtle Bay Holdings LLC,			
Term Loan A, PIK, 10.25%, 3/01/13	United States	1,710,932	1,668,159
Term Loan B, PIK, 3.00%, 2/09/15	United States	3,371,420	2,983,706
Wendy's International Inc., Closing Date Term Loan, 4.75%, 5/15/19	United States	2,542,200	2,568,946
			16,831,034
Diversified Financials 0.3%			
Asurion LLC,			
Amortizing Term Loans (B1), 4.75%, 7/23/17	United States	902,700	908,342
Second Lien Term Loan, 9.00%, 5/24/19	United States	131,439	136,177
Term Loan (TLB), 5.50%, 5/24/18	United States	615,996	621,155
MoneyGram Payment Systems Worldwide Inc.,			
Term Loan, 4.25%, 11/18/17	United States	4,848,447	4,869,659
Tranche B-1 Loan, 4.25%, 11/18/17	United States	1,138,071	1,143,050
TransUnion LLC/TransUnion FICO, Replacement Term Loan, 5.50%, 2/10/18	United States	5,354,378	5,411,937
			13,090,320
Energy 0.1%			
Arch Coal Inc., Term Loans, 5.75%, 5/16/18	United States	5,049,432	5,096,407
Patriot Coal Corp., DIP Term Loan, 9.25%, 10/03/13	United States	9,700	9,773
[i] Plains Exploration & Production Co., 7-Year Term Loan, 5.25%, 10/15/19	United States	2,362,600	2,376,312
			7,482,492

Annual Report | 111

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
g,m Senior Floating Rate Interests (continued)			
Food & Staples Retailing 0.0%†			
AdvancePierre Foods Inc.,			
2nd Lien Term Loan, 9.50%, 10/10/17	United States	226,800	$ 230,296
Loans, 5.75%, 7/10/17	United States	1,271,590	1,281,127
			1,511,423
Food, Beverage & Tobacco 0.2%			
Del Monte Foods Co., Initial Term Loan, 4.50%, 3/08/18	United States	8,626,405	8,626,405
Health Care Equipment & Services 0.7%			
Bausch & Lomb Inc., Parent Term Loan, 5.25%, 5/18/19	United States	6,596,526	6,678,983
Community Health Systems Inc., New Extended Term Loan, 3.862% - 3.923%, 1/25/17	United States	8,352,143	8,399,099
DaVita Inc.,			
Tranche B Term Loan, 4.50%, 10/20/16	United States	3,619,631	3,645,855
i Tranche B-2 Term Loan, 5.25%, 8/24/19	United States	3,860,400	3,876,487
HCA Inc., Tranche B-2 Term Loan, 3.612%, 3/31/17	United States	9,509,838	9,537,825
Hologic Inc., Tranche B Term Loan, 4.50%, 8/01/19	United States	1,442,784	1,460,969
Universal Health Services Inc., New Tranche B Term Loan, 3.75%, 11/15/16	United States	3,400,392	3,417,394
			37,016,612
Materials 0.7%			
American Rock Salt Co. LLC, Initial Loan, 5.50%, 4/25/17	United States	4,577,128	4,533,265
Exopack LLC, Term B Loan, 6.50%, 5/31/17	United States	278,957	278,143
i FMG America Finance Inc., Loans, 6.50%, 10/18/17	United States	3,046,600	3,038,984
Ineos US Finance LLC, Dollar Term Loan, 6.50%, 4/27/18	United States	5,414,902	5,498,362
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13	United States	3,665,788	3,716,193
PL Propylene LLC (PetroLogistics), Tranche B Term Loan, 7.00%, 3/27/17	United States	2,378,006	2,443,401
Potters Holdings II LP, Second Lien Term Loan, 10.25%, 11/06/17	United States	35,378	35,754
i Reynolds Group Holdings Inc., U.S. Term Loan, 4.75%, 9/28/18	United States	6,810,456	6,848,322
Road Infrastructure Investment LLC (Ennis Flint), Second Lien Term Loan, 10.25%, 9/30/18	United States	762,071	746,830
Tronox Pigments (Netherlands) BV,			
Closing Date Term Loan, 4.25%, 2/08/18	Netherlands	1,650,501	1,663,469
Delayed Draw Term Loan, 4.25%, 2/08/18	Netherlands	450,137	453,955
i Walter Energy Inc., B Term Loan, 5.75%, 4/01/18	United States	5,239,281	5,178,154
			34,434,832
Media 0.5%			
Atlantic Broadband Finance LLC, Second Lien Term Loan, 9.75%, 10/04/19	United States	308,900	321,256
Cinemark USA Inc., Extended Term Loan, 3.47% - 3.62%, 4/30/16	United States	2,489,489	2,509,094

112 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
g,m **Senior Floating Rate Interests (continued)**			
Media (continued)			
Clear Channel Communications Inc.,			
Tranche A Term Loan, 3.612%, 5/13/14	United States	253,615	$ 248,344
Tranche B Term Loan, 3.866%, 1/29/16	United States	473,578	393,440
CSC Holdings Inc. (Cablevision),			
i Incremental B-2 Extended Term Loan, 1.962%, 3/29/16	United States	1,197,426	1,200,586
Incremental B-3 Extended Term Loan, 1.962%, 3/29/16	United States	1,675,628	1,676,327
FoxCo Acquisition Sub LLC, Initial Term Loan, 5.50%, 7/14/17	United States	874,000	887,110
Hubbard Radio LLC, Second Lien Term Loan, 8.75%, 4/29/18	United States	121,768	123,898
R.H. Donnelley Inc., Term Loan B, 9.00%, 10/24/14	United States	1,581,566	995,727
Regal Cinemas Corp., Term Loan, 3.212% - 3.362%, 8/23/17	United States	3,346,265	3,361,203
Sinclair Television Group Inc., New Tranche B Term Loan, 4.00%, 10/29/16	United States	1,344,086	1,353,585
Telesat Canada, U.S. Term B Loan, 4.25%, 3/28/19	Canada	3,664,493	3,685,564
TWCC Holding Corp., Term Loan, 4.25%, 2/11/17	United States	3,340,195	3,368,029
Univision Communications Inc., Extended First Lien Term Loan, 4.462%, 3/31/17	United States	404,252	396,670
UPC Financing Partnership,			
Term Loan T, 3.715%, 12/31/16	Netherlands	3,560,069	3,545,829
Term Loan X, 3.715%, 12/31/17	Netherlands	2,118,368	2,115,191
WMG Acquisition Corp., Term Loan, 6.25%, 11/01/18	United States	395,200	397,176
			26,579,029
Pharmaceuticals, Biotechnology & Life Sciences 0.3%			
Par Pharmaceutical Cos. Inc., Term B Loans, 5.00%, 9/28/19	United States	991,244	990,802
Valeant Pharmaceuticals International Inc.,			
i Series C Tranche B Term Loan, 5.50%, 2/13/19	Canada	3,075,200	3,092,113
Series D Tranche B Term Loan, 4.25%, 2/13/19	Canada	3,056,048	3,072,856
Warner Chilcott Co. LLC, Term B-2 Loan, 4.25%, 3/15/18	Puerto Rico	1,582,712	1,590,626
Warner Chilcott Corp.,			
Additional Term B-1 Loan, 4.25%, 3/15/18	United States	1,202,098	1,208,109
Term B-1 Loan, 4.25%, 3/15/18	United States	3,165,425	3,181,252
WC Luxco S.A.R.L., Term B-3 Loan, 4.25%, 3/15/18	Luxembourg	2,176,230	2,187,111
			15,322,869
Retailing 0.3%			
BJ's Wholesale Club Inc.,			
Initial Loan, 5.75%, 9/26/19	United States	8,276,851	8,376,000
Second Lien Term Loan, 9.75%, 3/26/20	United States	672,512	688,148
Evergreen AcqCo. LP (Savers), Term Loan, 5.00%, 7/09/19	United States	3,805,673	3,823,114
Party City Holdings Inc., Term Loans, 5.75%, 7/27/19	United States	2,878,102	2,909,402
			15,796,664

Annual Report | 113

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
&,m Senior Floating Rate Interests (continued)			
Software & Services 0.1%			
AVG Technologies NV, Term Loan, 7.50%, 3/15/16	Netherlands	280,280	$ 280,981
SunGard Data Systems Inc., Tranche B U.S. Term Loan, 3.836% - 4.064%, 2/28/16	United States	2,186,033	2,194,915
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	276,000	276,690
			2,752,586
Technology Hardware & Equipment 0.0%†			
Flextronics International USA Inc.,			
A Closing Date Loan, 2.462%, 10/01/14	United States	161,789	161,708
A-1-A Delayed Draw Term Loan, 2.462%, 10/01/14	United States	46,491	46,468
A-1-B Delayed Draw Term Loan, 2.462%, 10/01/14	United States	262,052	261,889
A-2 Delayed Draw Term Loan, 2.462%, 10/01/14	United States	892,678	892,120
A-3 Delayed Draw Term Loan, 2.462%, 10/01/14	United States	220,146	220,008
			1,582,193
Telecommunication Services 0.2%			
Intelsat Jackson Holdings SA, Tranche B-1 Term Loan, 4.50%, 4/02/18	Luxembourg	11,462,729	11,564,048
Transportation 0.1%			
Avis Budget Car Rental LLC, Tranche C Term Loan, 4.25%, 3/15/19	United States	2,387,312	2,414,917
Evergreen International Aviation Inc., Term Loan, 11.50%, 6/30/15	United States	167,513	163,325
Hertz Corp.,			
^i Add-On Term Loan B, 5.00%, 3/02/18	United States	2,754,300	2,749,136
Credit Linked Deposit, 3.75%, 3/11/18	United States	696,300	693,688
			6,021,066
Total Senior Floating Rate Interests (Cost $242,605,991)			245,527,948
Foreign Government and Agency Securities 10.1%			
European Investment Bank, senior note, 4.50%, 5/15/13	Supranational[n]	2,700,000 NOK	480,174
Government of Australia, senior bond, 6.50%, 5/15/13	Australia	4,235,000 AUD	4,480,328
[f] Government of Ghana, Reg S, 8.50%, 10/04/17	Ghana	300,000	349,725
Government of Hungary,			
6.75%, 7/28/14	Hungary	1,400,000 EUR	1,908,313
6.00%, 1/11/19	Hungary	1,820,000 EUR	2,453,069
senior note, 3.50%, 7/18/16	Hungary	115,000 EUR	143,451
senior note, 4.375%, 7/04/17	Hungary	215,000 EUR	272,482
senior note, 5.75%, 6/11/18	Hungary	695,000 EUR	927,742
senior note, 3.875%, 2/24/20	Hungary	285,000 EUR	342,960
[e] Government of Iceland, 144A, 5.875%, 5/11/22	Iceland	2,640,000	2,873,323
Government of Indonesia,			
FR19, 14.25%, 6/15/13	Indonesia	7,995,000,000 IDR	881,627
FR20, 14.275%, 12/15/13	Indonesia	21,789,000,000 IDR	2,501,029
Government of Ireland,			
4.60%, 4/18/16	Ireland	7,753,000 EUR	10,702,408
5.90%, 10/18/19	Ireland	1,522,000 EUR	2,140,472

114 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Foreign Government and Agency Securities (continued)			
Government of Ireland, (continued)			
4.50%, 4/18/20	Ireland	3,243,000 EUR	$ 4,178,551
5.00%, 10/18/20	Ireland	2,107,000 EUR	2,790,474
senior bond, 4.50%, 10/18/18	Ireland	269,000 EUR	358,040
senior bond, 4.40%, 6/18/19	Ireland	739,000 EUR	959,578
senior bond, 5.40%, 3/13/25	Ireland	2,490,000 EUR	3,313,170
Government of Israel,			
5.00%, 3/31/13	Israel	4,930,000 ILS	1,285,323
3.50%, 9/30/13	Israel	11,939,000 ILS	3,117,192
[e]Government of Lithuania, 144A,			
6.75%, 1/15/15	Lithuania	3,720,000	4,092,019
7.375%, 2/11/20	Lithuania	4,670,000	5,951,868
Government of Malaysia,			
3.434%, 8/15/14	Malaysia	29,865,000 MYR	9,871,814
senior bond, 3.702%, 2/25/13	Malaysia	36,338,000 MYR	11,953,735
senior bond, 3.70%, 5/15/13	Malaysia	6,090,000 MYR	2,006,345
senior bond, 3.21%, 5/31/13	Malaysia	80,040,000 MYR	26,302,573
senior bond, 3.461%, 7/31/13	Malaysia	40,900,000 MYR	13,468,762
senior bond, 8.00%, 10/30/13	Malaysia	130,000 MYR	44,744
senior bond, 5.094%, 4/30/14	Malaysia	6,030,000 MYR	2,038,825
Government of Mexico,			
9.00%, 12/20/12	Mexico	231,000[o] MXN	1,773,987
9.00%, 6/20/13	Mexico	2,593,980[o] MXN	20,354,008
8.00%, 12/19/13	Mexico	1,011,900[o] MXN	8,004,449
7.00%, 6/19/14	Mexico	924,000[o] MXN	7,296,820
9.50%, 12/18/14	Mexico	1,118,100[o] MXN	9,334,760
Government of Norway, 6.50%, 5/15/13	Norway	35,500,000 NOK	6,382,503
Government of Peru, senior bond, 7.84%, 8/12/20	Peru	4,279,000 PEN	2,038,548
Government of Poland,			
5.25%, 4/25/13	Poland	3,985,000 PLN	1,254,703
5.00%, 10/24/13	Poland	55,450,000 PLN	17,547,793
5.75%, 4/25/14	Poland	112,210,000 PLN	36,070,638
5.50%, 4/25/15	Poland	5,020,000 PLN	1,631,256
6.25%, 10/24/15	Poland	5,590,000 PLN	1,864,690
senior note, 6.375%, 7/15/19	Poland	4,500,000	5,610,105
Strip, 7/25/13	Poland	79,520,000 PLN	24,218,088
Strip, 1/25/14	Poland	10,915,000 PLN	3,265,288
Government of Russia, senior bond,			
[e]144A, 7.50%, 3/31/30	Russia	4,376,425	5,541,648
[f]Reg S, 7.50%, 3/31/30	Russia	7,223,000	9,146,124
Government of Sri Lanka,			
A, 8.50%, 1/15/13	Sri Lanka	61,500,000 LKR	469,475
A, 13.50%, 2/01/13	Sri Lanka	71,700,000 LKR	552,296
A, 7.50%, 8/01/13	Sri Lanka	58,690,000 LKR	435,617
A, 7.00%, 3/01/14	Sri Lanka	8,480,000 LKR	60,810
A, 11.25%, 7/15/14	Sri Lanka	212,700,000 LKR	1,599,316
A, 11.75%, 3/15/15	Sri Lanka	1,400,000 LKR	10,562
A, 6.50%, 7/15/15	Sri Lanka	35,020,000 LKR	231,822
A, 11.00%, 8/01/15	Sri Lanka	241,800,000 LKR	1,784,456
A, 6.40%, 8/01/16	Sri Lanka	23,800,000 LKR	148,856

Annual Report | 115

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Foreign Government and Agency Securities (continued)			
Government of Sri Lanka, (continued)			
B, 8.50%, 7/15/13	Sri Lanka	1,340,000 LKR	$ 10,053
B, 11.75%, 4/01/14	Sri Lanka	8,440,000 LKR	64,097
B, 6.60%, 6/01/14	Sri Lanka	8,600,000 LKR	60,503
B, 6.40%, 10/01/16	Sri Lanka	18,900,000 LKR	117,504
Government of Sweden,			
1.50%, 8/30/13	Sweden	44,290,000 SEK	6,725,804
6.75%, 5/05/14	Sweden	431,620,000 SEK	70,838,931
Government of the Philippines,			
senior bond, 5.25%, 1/07/13	Philippines	46,840,000 PHP	1,146,715
senior bond, 8.75%, 3/03/13	Philippines	87,210,000 PHP	2,168,555
senior note, 6.25%, 1/27/14	Philippines	13,600,000 PHP	346,919
[e]Government of Ukraine, senior note, 144A, 7.95%, 2/23/21	Ukraine	2,370,000	2,504,723
[p]Government of Uruguay, senior note, Index Linked, 4.375%, 12/15/28	Uruguay	171,045,747 UYU	10,272,755
Government of Venezuela, 10.75%, 9/19/13	Venezuela	715,000	737,362
[e]Government of Vietnam, 144A,			
6.875%, 1/15/16	Vietnam	150,000	167,314
6.75%, 1/29/20	Vietnam	5,120,000	5,952,000
Korea Monetary Stabilization Bond,			
senior bond, 3.76%, 6/02/13	South Korea	1,657,070,000 KRW	1,528,574
senior bond, 3.90%, 8/02/13	South Korea	14,007,000,000 KRW	12,953,490
senior bond, 3.59%, 10/02/13	South Korea	2,899,870,000 KRW	2,679,571
senior bond, 3.48%, 12/02/13	South Korea	4,971,190,000 KRW	4,594,063
senior bond, 3.47%, 2/02/14	South Korea	6,835,350,000 KRW	6,322,194
senior bond, 3.59%, 4/02/14	South Korea	10,045,910,000 KRW	9,317,061
senior note, 3.28%, 6/02/14	South Korea	11,910,090,000 KRW	11,006,067
Korea Treasury Bond,			
senior bond, 4.25%, 12/10/12	South Korea	4,760,000,000 KRW	4,372,146
senior bond, 3.00%, 12/10/13	South Korea	41,361,000,000 KRW	38,027,907
senior bond, 3.50%, 6/10/14	South Korea	1,761,420,000 KRW	1,633,855
senior note, 5.25%, 3/10/13	South Korea	168,330,000 KRW	155,753
New South Wales Treasury Corp.,			
5.25%, 5/01/13	Australia	1,200,000 AUD	1,261,407
5.50%, 8/01/13	Australia	10,980,000 AUD	11,620,969
Nota Do Tesouro Nacional,			
10.00%, 1/01/13	Brazil	23,250[q] BRL	11,489,806
[p]Index Linked, 6.00%, 5/15/15	Brazil	840[q] BRL	989,803
[p]Index Linked, 6.00%, 8/15/16	Brazil	5,235[q] BRL	6,323,377
[p]Index Linked, 6.00%, 8/15/18	Brazil	4,955[q] BRL	6,182,232
[e]Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1, 144A, zero cpn., 5/31/18	Peru	871,436	801,721
Queensland Treasury Corp., senior note, 6.00%, 8/14/13	Australia	7,410,000 AUD	7,881,734
Western Australia Treasury Corp., 8.00%, 6/15/13	Australia	3,769,000 AUD	4,034,871
Total Foreign Government and Agency Securities (Cost $516,908,753)			533,108,570

116 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
U.S. Government and Agency Securities 31.6%			
U.S. Treasury Bond,			
3.875%, 2/15/13	United States	30,000,000	$ 30,325,800
4.50%, 5/15/17	United States	83,000,000	97,311,026
4.50%, 2/15/36	United States	32,100,000	42,587,680
4.75%, 2/15/37	United States	19,000,000	26,145,786
5.00%, 5/15/37	United States	33,000,000	46,988,898
4.50%, 5/15/38	United States	30,000,000	39,993,750
3.50%, 2/15/39	United States	21,000,000	23,959,698
4.25%, 5/15/39	United States	4,000,000	5,150,624
4.625%, 2/15/40	United States	58,300,000	79,506,625
4.375%, 5/15/40	United States	3,000,000	3,942,657
3.875%, 8/15/40	United States	10,000,000	12,135,940
4.75%, 2/15/41	United States	9,000,000	12,529,692
4.375%, 5/15/41	United States	27,000,000	35,534,538
3.125%, 11/15/41	United States	6,900,000	7,297,826
3.00%, 5/15/42	United States	12,000,000	12,354,372
U.S. Treasury Note,			
2.75%, 2/28/13	United States	35,000,000	35,302,155
3.375%, 7/31/13	United States	185,000	189,401
2.75%, 10/31/13	United States	69,800,000	71,569,570
4.25%, 11/15/13	United States	31,000,000	32,298,125
2.00%, 11/30/13	United States	56,500,000	57,585,873
4.00%, 2/15/14	United States	36,000,000	37,743,768
1.75%, 3/31/14	United States	67,000,000	68,421,137
1.875%, 4/30/14	United States	54,000,000	55,309,932
2.625%, 6/30/14	United States	3,680,000	3,824,182
2.25%, 1/31/15	United States	36,000,000	37,555,308
4.00%, 2/15/15	United States	6,900,000	7,476,799
2.50%, 4/30/15	United States	79,500,000	83,773,125
4.125%, 5/15/15	United States	12,000,000	13,145,628
2.125%, 5/31/15	United States	28,000,000	29,273,132
1.75%, 7/31/15	United States	6,000,000	6,225,936
4.25%, 8/15/15	United States	66,500,000	73,638,376
2.25%, 3/31/16	United States	70,000,000	74,254,670
4.875%, 8/15/16	United States	67,600,000	78,632,523
4.625%, 11/15/16	United States	21,700,000	25,222,865
4.625%, 2/15/17	United States	92,000,000	107,654,352
3.25%, 3/31/17	United States	50,000,000	55,714,850
4.25%, 11/15/17	United States	70,000,000	82,167,960
3.375%, 11/15/19	United States	58,000,000	66,781,548
3.625%, 2/15/20	United States	20,000,000	23,404,700
[r] Index Linked, 2.00%, 1/15/16	United States	8,065,644	8,972,400
[r] Index Linked, 0.125%, 4/15/16	United States	52,176,433	55,013,526
Total U.S. Government and Agency Securities (Cost $1,626,672,777)			1,666,916,753

Annual Report | 117

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities 7.6%			
Banks 4.8%			
Banc of America Commercial Mortgage Inc., 2006-4,			
AJ, 5.695%, 7/10/46	United States	20,562,000	$ 19,012,602
AM, 5.675%, 7/10/46	United States	7,350,000	8,306,507
[e,g]Banc of America Large Loan, 2010-HLTN, 144A, FRN, 1.964%, 11/15/15	United States	9,407,404	9,409,996
Bear Stearns Commercial Mortgage Securities Inc.,			
[g]2006-PW11, AJ, FRN, 5.619%, 3/11/39	United States	19,594,000	19,497,402
[g]2006-PW12, CI AJ, FRN, 5.932%, 9/11/38	United States	3,286,000	3,001,729
2006-PW13, AJ, 5.611%, 9/11/41	United States	18,023,000	17,025,977
[e,g]2006-T24, B, 144A, FRN, 5.657%, 10/12/41	United States	5,179,000	3,444,035
[g]2007-PW16, AM, FRN, 5.907%, 6/11/40	United States	11,110,000	12,514,787
Citigroup Commercial Mortgage Trust,			
2006-C5, AJ, 5.482%, 10/15/49	United States	15,876,000	15,256,796
[g]2007-C6, AM, FRN, 5.888%, 6/10/17	United States	10,330,000	11,463,273
[g]Citigroup/Deutsche Bank Commercial Mortgage Trust,			
2005-CD1, E, FRN, 5.219%, 7/15/44	United States	4,500,000	3,057,341
2006-CD3, AJ, FRN, 5.688%, 10/15/48	United States	8,660,000	7,083,088
[g]Countrywide Asset-Backed Certificates,			
2004-1, M1, FRN, 0.961%, 3/25/34	United States	3,395,000	3,064,400
2005-14, 3A2, FRN, 0.451%, 4/25/36	United States	3,746,078	3,711,280
[e,g]Credit Suisse Mortgage Capital Certificates, 2009-15R, 3A1, 144A, FRN, 5.371%, 3/26/36	United States	13,900,000	14,834,205
FHLMC, 2643, OG, 5.00%, 7/15/32	United States	3,182,750	3,390,862
FNMA,			
[g]2005-122, FN, FRN, 0.561%, 1/25/36	United States	2,833,454	2,830,073
G93-33, K, 7.00%, 9/25/23	United States	565,179	649,138
[g]Greenwich Capital Commercial Funding Corp.,			
2005-GG5, B, FRN, 5.358%, 4/10/37	United States	7,875,000	3,093,149
2006-GG7, AJ, FRN, 6.081%, 7/10/38	United States	18,910,000	17,928,590
[g]GS Mortgage Securities Corp. II, 1997-GL, X2, IO, FRN, 0.29%, 7/13/30	United States	31,673	137
JPMorgan Chase Commercial Mortgage Securities Corp.,			
[g]2006-CB14, AM, FRN, 5.636%, 12/12/44	United States	8,000,000	8,705,076
[g]2006-CB14, B, FRN, 5.726%, 12/12/44	United States	8,000,000	2,289,268
2006-CB17, AM, 5.464%, 12/12/43	United States	9,290,000	9,637,339
[g]2006-LDP7, AJ, FRN, 5.871%, 4/15/45	United States	11,380,000	10,985,683
[e,g]2007-FL1A, A1, 144A, FRN, 0.589%, 7/15/19	United States	2,538,116	2,474,483
[g]Merrill Lynch Mortgage Investors Inc., 2003-A, 1A, FRN, 0.951%, 3/25/28	United States	3,919,244	3,821,215
[g]Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, FRN, 5.438%, 11/12/37	United States	8,000,000	8,373,664
[g]Morgan Stanley ABS Capital I Inc. Trust,			
2003-HE1, M1, FRN, 1.411%, 5/25/33	United States	5,676,333	5,002,385
2005-WMC, M2, FRN, 0.946%, 1/25/35	United States	4,921,047	4,441,693
[g]Wachovia Bank Commercial Mortgage Trust,			
FRN, 5.922%, 5/15/16	United States	6,683,000	4,915,945
[e]2007-WHL8, A1, 144A, FRN, 0.294%, 6/15/20	United States	11,237,422	10,813,631

118 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

Annual Report | 119

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)			
Diversified Financials (continued)			
Greenpoint Manufactured Housing, 1999-3, 1A7, 7.27%, 6/15/29	United States	19,300,000	$ 18,876,577
[g] Home Equity Mortgage Trust, 2004-4, M3, FRN, 1.186%, 12/25/34	United States	3,775,334	2,949,465
[g] JPMorgan Mortgage Acquisition Corp., 2006-ACC1, A4, FRN, 0.361%, 5/25/36	United States	3,117,329	2,978,329
[a,g] Katonah Ltd., 2007-IA, A2L, 144A, FRN, 1.817%, 4/23/22	Cayman Islands	5,416,684	4,933,892
[a] Legacy Benefits Insurance Settlements LLC, 2004-1, A, 144A, 5.35%, 2/10/39	United States	1,787,960	1,689,086
[g] Long Beach Mortgage Loan Trust, 2005-WL2, M1, FRN, 0.681%, 8/25/35	United States	3,116,133	3,025,268
[a,g] MAPS CLO Fund LLC, 2005-1A, B, 144A, FRN, 0.876%, 12/21/17	United States	1,200,000	1,173,990
[g] Morgan Stanley Capital I Trust, 2006-HQ8, AJ, FRN, 5.68%, 3/12/44	United States	12,550,000	12,240,216
[f,g] Pacifica CDO Ltd., 2005-5X, A2, FRN, Reg S, 0.764%, 1/26/20	Cayman Islands	5,000,000	4,599,900
Residential Asset Securities Corp.,			
2001-KS2, AI5, 7.514%, 6/25/31	United States	8,866	7,924
2004-KS1, AI4, 4.213%, 4/25/32	United States	276,972	275,159
[g] 2005-AHL2, A2, FRN, 0.471%, 10/25/35	United States	434,970	432,256
[g] SLM Student Loan Trust,			
2005-4, A2, FRN, 0.395%, 4/26/21	United States	247,354	247,345
2005-9, A4, FRN, 0.415%, 1/25/23	United States	551,704	551,830
[g] Structured Asset Securities Corp.,			
2002-1A, 2A1, FRN, 2.118%, 2/25/32	United States	35,164	35,060
2006-WF1, A5, FRN, 0.511%, 2/25/36	United States	15,490,585	15,147,957
[a,g] Veritas CLO Ltd., 2006-2A, A2, 144A, FRN, 0.677%, 7/11/21	Cayman Islands	1,300,000	1,182,019
[a,g] Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.67%, 8/01/22	Cayman Islands	3,492,539	3,244,988
			147,094,232
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $385,352,494)			403,449,303
Mortgage-Backed Securities 24.3%			
[g] **Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%**			
FHLMC, 2.344%, 11/01/27	United States	3,462,760	3,640,342
FHLMC, 2.362%, 7/01/34	United States	369,362	389,746
FHLMC, 2.461%, 4/01/32	United States	647,528	694,003
FHLMC, 2.517%, 4/01/30	United States	377,198	407,531
FHLMC, 2.522%, 6/01/36	United States	292,959	312,929
FHLMC, 2.595%, 12/01/34	United States	207,612	218,773

120 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Mortgage-Backed Securities (continued)			
[g]**Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate (continued)**			
FHLMC, 2.794%, 10/01/36	United States	36,949	$ 39,724
FHLMC, 2.846%, 9/01/32	United States	183,964	197,214
FHLMC, 3.867%, 3/01/25	United States	114,709	120,379
			6,020,641
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 3.8%			
FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18	United States	191,171	207,248
FHLMC Gold 15 Year, 5.50%, 11/01/22	United States	752,221	815,377
FHLMC Gold 15 Year, 6.00%, 2/01/17 - 9/01/22	United States	1,709,961	1,886,492
[i]FHLMC Gold 30 Year, 3.00%, 11/01/42	United States	100,000,000	104,710,940
FHLMC Gold 30 Year, 4.50%, 3/01/39	United States	7,188,521	7,706,121
[i]FHLMC Gold 30 Year, 5.00%, 8/01/33 - 11/01/39	United States	56,075,397	60,726,466
FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37	United States	10,003,763	10,888,466
FHLMC Gold 30 Year, 6.00%, 5/01/33 - 4/01/38	United States	8,200,467	9,041,282
FHLMC Gold 30 Year, 6.50%, 8/01/25 - 3/01/39	United States	5,571,785	6,346,129
FHLMC Gold 30 Year, 7.00%, 1/01/28 - 7/01/32	United States	285,593	338,014
FHLMC Gold 30 Year, 7.50%, 3/01/32	United States	45,126	55,378
FHLMC Gold 30 Year, 8.00%, 2/01/30	United States	74,222	86,935
FHLMC Gold 30 Year, 8.50%, 10/01/24 - 8/01/30	United States	19,847	24,440
FHLMC Gold 30 Year, 9.00%, 1/01/22	United States	32,153	36,228
FHLMC Gold 30 Year, 10.00%, 10/01/30	United States	52,500	62,372
			202,931,888
[g]**Federal National Mortgage Association (FNMA) Adjustable Rate 0.3%**			
FNMA, 2.00%, 6/01/15	United States	40,762	41,718
FNMA, 2.111%, 10/01/32	United States	714,064	752,139
FNMA, 2.251%, 11/01/31	United States	240,445	259,031
FNMA, 2.30%, 12/01/34	United States	292,625	306,835
FNMA, 2.329%, 12/01/22	United States	34,261	36,905
FNMA, 2.332%, 12/01/34	United States	365,546	391,376
FNMA, 2.344%, 9/01/34	United States	4,076,014	4,284,960
FNMA, 2.415%, 5/01/25	United States	79,678	86,148
FNMA, 2.419%, 10/01/36	United States	111,386	120,002
FNMA, 2.50%, 1/01/17	United States	20,659	21,605
FNMA, 2.592%, 4/01/35	United States	1,707,225	1,816,492
FNMA, 2.60%, 6/01/32	United States	45,451	45,906
FNMA, 2.698%, 12/01/27	United States	260,750	276,242
FNMA, 2.703%, 2/01/34	United States	967,826	1,034,945
FNMA, 2.764%, 3/01/33	United States	281,815	299,063
FNMA, 2.792%, 6/01/33	United States	259,603	275,145
FNMA, 3.251%, 12/01/24	United States	21,722	22,601
FNMA, 4.103%, 8/01/33	United States	3,859,392	4,153,323
FNMA, 4.899%, 6/01/17	United States	42,845	43,321
FNMA, 5.774%, 3/01/37	United States	194,540	210,375
			14,478,132

Annual Report | 121

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

122 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*		Value
Municipal Bonds (continued)				
Chicago Transit Authority Sales and Transfer Tax Receipts Revenue, Pension Funding, Series A, 6.899%, 12/01/40	United States	800,000		$ 959,832
Connecticut State GO, Series B, 5.00%, 4/15/18	United States	650,000		787,819
Illinois State GO, 5.877%, 3/01/19	United States	9,200,000		10,599,136
[e]New York City IDA Rental Revenue, Yankee Stadium Project, 144A, 11.00%, 3/01/29	United States	700,000		966,189
Tulare Sewer Revenue, Build America Bonds, Series B, AGMC Insured, 8.75%, 11/15/44	United States	1,495,000		1,829,716
Total Municipal Bonds (Cost $26,451,874)				29,740,114
		Notional Amount*		
Options Purchased (Cost $1,227,600) 0.0%[†]				
Calls – Over-the-Counter				
Credit Default Swaptions 0.0%[†]				
Buy protection on CDX.NA.HY.18, Premium Rate 5.00%, Strike Price $94, Expires 12/19/12, Counterparty CITI	United States	100,000,000[s]		322,740
Total Investments before Short Term Investments (Cost $5,535,752,202)				5,764,531,028
		Principal Amount*		
Short Term Investments 11.0%				
Corporate Bonds 0.3%				
Diversified Financials 0.1%				
GE Capital European Funding, senior note, 4.875%, 3/06/13	United States	3,151,000	EUR	4,145,238
Telecommunication Services 0.2%				
[f]AT&T Inc., senior note, Reg S, 4.375%, 3/15/13	United States	9,100,000	EUR	11,966,023
Total Corporate Bonds (Cost $15,339,266)				16,111,261
Foreign Government and Agency Securities 2.4%				
[i,t]Bank of Negara Monetary Note, 11/01/12 - 10/22/13	Malaysia	89,760,000	MYR	29,035,145
Government of Poland, Strip, 1/25/13	Poland	1,760,000	PLN	546,269
Government of Singapore, senior bond, 1.625%, 4/01/13	Singapore	5,100,000	SGD	4,203,126
Korea Monetary Stabilization Bond,				
senior bond, 3.38%, 5/09/13	South Korea	10,357,000,000	KRW	9,529,409
senior note, 3.83%, 4/02/13	South Korea	1,035,670,000	KRW	954,080
senior note, 3.28%, 6/09/13	South Korea	22,724,340,000	KRW	20,903,877
senior note, Strip, 12/18/12	South Korea	2,589,150,000	KRW	2,366,292
[t]Malaysia Treasury Bills, 1/25/13 - 5/31/13	Malaysia	610,000	MYR	198,061
[t]Philippine Treasury Bills, 2/20/13 - 10/30/13	Philippines	65,420,000	PHP	1,587,513
[t]Singapore Treasury Bills, 11/01/12 - 5/02/13	Singapore	49,260,000	SGD	40,354,039
[t]Sri Lanka Treasury Bills, 8/02/13 - 10/11/13	Sri Lanka	4,010,000	LKR	27,967
[t]Sweden Treasury Bills, 12/19/12 - 3/20/13	Sweden	122,510,000	SEK	18,410,661
Total Foreign Government and Agency Securities (Cost $123,978,097)				128,116,439
Total Investments before Money Market Funds (Cost $5,675,069,565)				5,908,758,728

Annual Report | 123

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

†Rounds to less than 0.1% of net assets.
*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2012, the aggregate value of these securities was $175,656, representing less than 0.01% of net assets.
cAt October 31, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
dSee Note 1(g) regarding investment in FT Holdings Corporation I.
eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31,
2012, the aggregate value of these securities was $504,506,995, representing 9.56% of net assets.
fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regis-
tration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2012, the aggregate value of these securities was
$30,158,653, representing 0.57% of net assets.
gThe coupon rate shown represents the rate at period end.
hPerpetual security with no stated maturity date.
iA portion or all of the security purchased on a delayed delivery or to-be-announced (TBA) basis. See Note 1(c).
jSee Note 1(f) regarding loan participation notes.
kSee Note 8 regarding defaulted securities.
lIncome may be received in additional securities and/or cash.
mSee Note 1(i) regarding senior floating rate interests.
nA supranational organization is an entity formed by two or more central governments through international treaties.
oPrincipal amount is stated in 100 Mexican Peso Units.
pRedemption price at maturity is adjusted for inflation. See Note 1(k).
qPrincipal amount is stated in 1,000 Brazilian Real Units.
rPrincipal amount of security is adjusted for inflation. See Note 1(k).
sAmount represents notional amount under the terms of the option.
tThe security is traded on a discount basis with no stated coupon rate.
uSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund

Financial Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts						
U.S. Treasury 2 Year Note	Long	136	$29,964,625	12/31/12	$ —	$(10,965)

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Buy	168,369	$ 218,947	11/02/12	$ —	$ (1,059)
Euro	DBAB	Sell	168,369	234,191	11/02/12	15,981	—
Euro	DBAB	Sell	961,000	1,324,066	11/07/12	78,531	—
Euro	BZWS	Sell	78,316	107,696	11/08/12	6,191	—
Japanese Yen	BZWS	Sell	857,065,000	11,110,513	11/13/12	369,880	—
Philippine Peso	DBAB	Buy	35,146,000	846,056	11/13/12	8,943	—
Euro	MSCO	Sell	2,366,724	2,905,110	11/14/12	—	(162,553)
Philippine Peso	JPHQ	Buy	12,338,000	297,459	11/15/12	2,681	—
Euro	UBSW	Sell	888,264	1,207,062	11/19/12	55,674	—
Japanese Yen	UBSW	Sell	2,236,935,360	29,336,857	11/19/12	1,302,481	—
Euro	DBAB	Sell	233,000	287,337	11/20/12	—	(14,686)
Euro	DBAB	Sell	1,854,997	2,337,759	11/29/12	—	(66,946)
Euro	MSCO	Sell	4,438,000	5,948,251	12/03/12	194,831	—
Indian Rupee	DBAB	Buy	21,978,000	387,917	12/04/12	17,771	—
Indian Rupee	HSBC	Buy	25,398,000	448,320	12/04/12	20,497	—
Indian Rupee	DBAB	Buy	16,189,000	285,118	12/07/12	13,548	—
Indian Rupee	HSBC	Buy	4,321,000	75,962	12/10/12	3,711	—
Indian Rupee	DBAB	Buy	4,383,000	77,681	12/11/12	3,120	—
Indian Rupee	HSBC	Buy	10,910,000	193,432	12/13/12	7,623	—
Euro	DBAB	Sell	1,460,625	1,919,115	12/17/12	25,235	—
Indian Rupee	DBAB	Buy	10,971,000	197,722	12/18/12	4,272	—
Indian Rupee	DBAB	Buy	9,993,000	182,858	12/20/12	1,062	—
Euro	DBAB	Sell	159,550	203,825	1/03/13	—	(3,092)
Philippine Peso	DBAB	Buy	26,758,000	643,067	1/07/13	7,601	—
Indian Rupee	DBAB	Buy	622,168,250	11,896,484	1/09/13	—	(486,833)
Euro	BZWS	Sell	6,429,000	8,199,225	1/14/13	—	(139,339)
Philippine Peso	JPHQ	Buy	4,935,000	118,979	1/15/13	1,016	—
Euro	DBAB	Sell	168,500	220,162	1/17/13	1,607	—
Euro	DBAB	Buy	348,750	437,894	1/28/13	14,506	—
Euro	CITI	Sell	2,584,200	3,358,504	1/28/13	6,271	—
Euro	DBAB	Sell	2,367,500	3,075,856	1/28/13	4,727	—
Euro	DBAB	Sell	6,077,815	8,005,698	1/30/13	121,387	—

Annual Report | 125

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	MSCO	Buy	3,670,729,000	$ 7,326,804	1/31/13	$ 202,433	$ —
Chilean Peso	MSCO	Buy	2,731,808,600	5,406,845	2/01/13	195,773	—
Japanese Yen	DBAB	Sell	1,337,253,120	17,673,338	2/04/13	899,788	—
Indonesian Rupiah	JPHQ	Buy	214,703,000,000	23,294,239	2/06/13	—	(1,234,855)
Chilean Peso	BZWS	Buy	1,862,800,000	3,757,918	2/13/13	56,364	—
Euro	DBAB	Sell	961,785	1,270,710	2/14/13	22,886	—
Malaysian Ringgit	DBAB	Buy	21,721,000	7,052,044	2/19/13	22,171	—
Euro	DBAB	Sell	2,355,122	2,940,676	2/25/13	—	(115,176)
Euro	DBAB	Sell	4,185,977	5,600,000	3/04/13	168,206	—
Euro	DBAB	Sell	6,161,134	8,188,147	3/12/13	192,774	—
Euro	DBAB	Sell	1,976,070	2,589,561	3/19/13	25,029	—
Singapore Dollar	DBAB	Buy	2,965,200	2,341,625	3/19/13	88,540	—
Singapore Dollar	HSBC	Buy	3,390,000	2,682,599	3/19/13	95,717	—
Singapore Dollar	JPHQ	Buy	2,130,000	1,744,758	3/19/13	910	—
Chilean Peso	JPHQ	Buy	824,603,750	1,652,513	3/21/13	27,900	—
Singapore Dollar	DBAB	Buy	3,192,500	2,545,447	3/21/13	71,016	—
Singapore Dollar	HSBC	Buy	2,551,000	2,033,642	3/21/13	57,071	—
Euro	DBAB	Sell	12,802,736	15,952,209	3/22/13	—	(663,555)
Euro	DBAB	Sell	19,392,614	25,903,684	3/28/13	734,011	—
Euro	DBAB	Sell	13,735,000	18,246,261	4/02/13	418,795	—
Chilean Peso	DBAB	Buy	1,315,860,000	2,600,000	4/03/13	76,906	—
Indonesian Rupiah	JPHQ	Buy	49,790,000,000	5,200,000	4/03/13	—	(120,758)
Philippine Peso	DBAB	Buy	26,746,000	643,567	4/05/13	6,328	—
Philippine Peso	DBAB	Buy	43,922,000	1,058,591	4/10/13	8,615	—
Philippine Peso	JPHQ	Buy	14,135,000	340,635	4/10/13	2,814	—
Philippine Peso	HSBC	Buy	21,924,000	527,768	4/11/13	4,932	—
Indian Rupee	DBAB	Buy	16,152,000	297,368	4/12/13	—	(5,507)
Chilean Peso	MSCO	Buy	630,480,000	1,242,937	4/15/13	37,641	—
Indian Rupee	DBAB	Buy	34,636,000	633,350	4/15/13	—	(7,776)
Philippine Peso	HSBC	Buy	17,449,000	420,681	4/15/13	3,273	—
Indian Rupee	JPHQ	Buy	23,264,000	426,690	4/16/13	—	(6,574)
Swiss Franc	DBAB	Buy	370,875	400,513	4/16/13	—	(1,133)
Swiss Franc	DBAB	Sell	370,875	406,900	4/16/13	7,520	—
Indian Rupee	JPHQ	Buy	22,836,000	417,408	4/18/13	—	(5,148)
Australian Dollar	MSCO	Buy	4,821,540	4,829,013	4/19/13	108,324	—
Chilean Peso	MSCO	Buy	564,920,000	1,114,680	4/19/13	32,132	—
Indian Rupee	JPHQ	Buy	11,408,000	209,028	4/22/13	—	(3,203)
Indian Rupee	DBAB	Buy	8,029,000	146,926	4/22/13	—	(2,066)
Indian Rupee	DBAB	Buy	16,221,000	289,346	4/26/13	3,137	—
Chilean Peso	JPHQ	Buy	562,321,000	1,110,429	4/29/13	29,604	—
Chilean Peso	CITI	Buy	906,403,000	1,794,857	4/29/13	42,756	—
Euro	BZWS	Sell	11,680,000	15,453,224	4/29/13	289,342	—
Indian Rupee	JPHQ	Buy	13,795,000	247,511	4/29/13	1,115	—

126 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	603,000	$ 800,000	4/30/13	$ 17,131	$ —
Indian Rupee	JPHQ	Buy	11,492,000	205,777	4/30/13	1,314	—
Indian Rupee	JPHQ	Buy	366,363,000	6,521,177	5/06/13	75,362	—
Singapore Dollar	MSCO	Buy	14,102,839	11,151,663	5/17/13	408,515	—
Euro	DBAB	Sell	585,912	747,096	5/21/13	—	(13,747)
Euro	DBAB	Buy	4,525,750	5,533,182	5/23/13	343,907	—
Euro	DBAB	Sell	4,525,750	5,819,209	5/23/13	—	(57,880)
Euro	DBAB	Sell	1,024,000	1,296,128	5/29/13	—	(33,707)
Euro	DBAB	Sell	4,231,115	5,263,211	6/05/13	—	(231,982)
Euro	DBAB	Sell	10,340,000	12,941,544	6/07/13	—	(487,879)
Euro	DBAB	Sell	3,758,000	4,717,042	6/27/13	—	(164,763)
Euro	DBAB	Sell	2,078,700	2,632,715	7/05/13	—	(67,822)
Euro	DBAB	Sell	670,213	826,775	7/23/13	—	(44,087)
Euro	DBAB	Sell	381,725	463,395	7/26/13	—	(32,626)
Euro	BZWS	Sell	6,000,000	7,798,800	7/26/13	2,280	—
Chilean Peso	DBAB	Buy	1,688,775,000	3,300,000	7/29/13	88,159	—
Euro	DBAB	Sell	5,910,000	7,202,517	7/29/13	—	(477,290)
Euro	BZWS	Sell	8,373,330	10,299,196	8/01/13	—	(581,952)
Euro	JPHQ	Sell	633,667	774,737	8/06/13	—	(48,757)
Euro	CITI	Sell	477,390	595,869	8/08/13	—	(24,546)
Euro	CITI	Sell	138,480	173,060	8/09/13	—	(6,910)
Euro	DBAB	Sell	14,200,000	17,617,230	8/13/13	—	(838,007)
Euro	DBAB	Sell	1,624,000	2,015,514	8/15/13	—	(95,186)
Euro	DBAB	Sell	238,200	294,980	8/20/13	—	(14,623)
Euro	BZWS	Sell	1,056,192	1,322,564	8/23/13	—	(50,276)
Euro	BZWS	Sell	527,053	660,313	8/26/13	—	(24,773)
Malaysian Ringgit	JPHQ	Buy	12,560,000	3,989,835	8/27/13	57,644	—
Euro	DBAB	Sell	5,483,171	6,894,599	8/28/13	—	(232,807)
Euro	JPHQ	Sell	3,445,999	4,341,011	8/29/13	—	(138,385)
Euro	DBAB	Sell	902,975	1,140,909	9/04/13	—	(32,927)
Philippine Peso	JPHQ	Buy	566,370,000	13,345,193	9/04/13	357,270	—
Euro	BZWS	Sell	406,980	515,216	9/10/13	—	(13,877)
Euro	BZWS	Sell	399,424	512,733	9/12/13	—	(6,548)
Euro	BZWS	Sell	1,139,504	1,475,259	9/16/13	—	(6,244)
Euro	UBSW	Sell	1,062,724	1,374,952	9/17/13	—	(6,741)
Euro	BZWS	Sell	267,947	352,967	9/19/13	4,590	—
Singapore Dollar	JPHQ	Buy	2,117,000	1,730,706	9/19/13	5,389	—
Euro	BZWS	Sell	649,831	844,637	9/24/13	—	(298)
Euro	DBAB	Sell	9,457,000	12,198,111	9/30/13	—	(99,020)
British Pound	DBAB	Sell	236,500	370,596	10/01/13	—	(10,672)
Philippine Peso	DBAB	Buy	44,751,000	1,070,598	10/04/13	9,950	—
Philippine Peso	HSBC	Buy	35,897,000	860,550	10/04/13	6,210	—
Euro	DBAB	Sell	10,525,238	13,645,234	10/07/13	—	(41,956)

Annual Report | 127

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Philippine Peso	HSBC	Buy	53,517,000	$ 1,286,807	10/07/13	$ 5,148	$ —
Philippine Peso	JPHQ	Buy	17,535,000	422,113	10/11/13	1,088	—
Philippine Peso	HSBC	Buy	30,869,000	742,740	10/11/13	2,274	—
Euro	DBAB	Sell	496,119	644,161	10/15/13	—	(1,055)
Philippine Peso	DBAB	Buy	10,465,000	251,448	10/16/13	1,039	—
Euro	HSBC	Sell	267,000	347,100	10/17/13	—	(148)
Malaysian Ringgit	JPHQ	Buy	1,626,000	523,419	10/18/13	—	(654)
Euro	DBAB	Sell	6,799,883	8,929,607	10/22/13	85,533	—
Japanese Yen	DBAB	Sell	117,763,200	1,474,750	10/29/13	—	(7,638)
Euro	DBAB	Sell	1,550,791	2,007,072	10/31/13	—	(10,110)
Euro	DBAB	Sell	168,369	219,719	11/04/13	1,036	—
Euro	DBAB	Sell	5,111,250	6,602,713	2/06/14	—	(52,578)
Swiss Franc	DBAB	Buy	370,875	404,664	4/16/14	—	(1,944)
Swiss Franc	DBAB	Sell	370,875	411,320	4/16/14	8,600	—
British Pound	DBAB	Sell	4,636,500	7,228,304	10/01/14	—	(239,010)
Swiss Franc	DBAB	Buy	13,270,875	14,680,171	4/16/15	—	(144,405)
Swiss Franc	DBAB	Sell	13,270,875	14,914,055	4/16/15	378,289	—
Euro	DBAB	Sell	1,710,278	2,198,391	6/22/15	—	(40,349)
Unrealized appreciation (depreciation)						8,083,698	(7,424,438)
Net unrealized appreciation (depreciation)						$ 659,260

At October 31, 2012, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

128 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 *(continued)*

Franklin Total Return Fund

Credit Default Swap Contracts *(continued)*

Description	Counter-party[c]	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[e]
Contracts to Buy Protection *(continued)*									
Single Name *(continued)*									
Hilton Worldwide Inc.	CITI	2,000,000	5.00%	12/20/13	$ (37,959)	$ —	$ (36,179)	$ (74,138)	
Hilton Worldwide Inc.	FBCO	19,000,000	5.00%	12/20/13	(281,812)	—	(422,500)	(704,311)	
Hilton Worldwide Inc.	FBCO	2,000,000	5.00%	12/20/13	(55,724)	—	(18,414)	(74,138)	
Hilton Worldwide Inc.	GSCO	8,000,000	5.00%	12/20/13	(107,042)	—	(189,510)	(296,552)	
Intelsat SA	GSCO	9,000,000	5.00%	12/20/13	(237,986)	—	(220,975)	(458,961)	
Intelsat SA	GSCO	6,000,000	5.00%	12/20/13	(226,328)	—	(79,646)	(305,974)	
Intelsat SA	UBSW	2,000,000	5.00%	12/20/13	(54,665)	—	(47,326)	(101,991)	
Intelsat SA	UBSW	10,000,000	5.00%	12/20/13	(340,706)	—	(169,251)	(509,957)	
The Kroger Co.	CITI	3,500,000	1.00%	6/20/17	(24,837)	46,677	—	21,841	
The Kroger Co.	FBCO	10,500,000	1.00%	6/20/17	(93,175)	158,697	—	65,522	
Lennar Corp.	GSCO	7,692,000	5.00%	6/20/15	(59,796)	—	(718,683)	(778,480)	
Merrill Lynch & Co. Inc.	FBCO	12,000,000	1.00%	9/20/17	275,250	43,380	—	318,630	
The New York Times Co.	GSCO	11,700,000	5.00%	12/20/16	(870,833)	—	(296,759)	(1,167,592)	
RH Donnelley Inc.	JPHQ	1,600,000	5.00%	12/20/14	168,649	407,351	—	576,000	
RPM International Inc.	UBSW	12,000,000	5.00%	12/20/13	(592,169)	—	(55,103)	(647,272)	
The Ryland Group Inc.	GSCO	4,750,000	5.00%	3/20/15	(24,738)	—	(429,834)	(454,573)	
Tenneco Packaging Inc.	UBSW	12,000,000	5.00%	6/20/17	812,625	—	(527,179)	285,445	
Textron Financial Corp.	MSCO	5,126,000	5.00%	9/20/14	(411,625)	—	(59,076)	(470,701)	
Toll Brothers Inc.	FBCO	2,010,000	5.00%	6/20/15	(149,538)	—	(78,854)	(228,392)	
Toll Brothers Inc.	GSCO	3,013,000	5.00%	3/20/14	(138,925)	—	(54,836)	(193,762)	
Toll Brothers Inc.	MSCO	3,910,000	5.00%	3/20/14	(159,147)	—	(92,299)	(251,446)	
Traded Index									
CDX.NA.HY.19	BZWS	36,050,000	5.00%	12/20/17	132,851	160,313	—	293,163	
Contracts to Sell Protection[d]									
Single Name									
Bank of America Corp.	FBCO	12,000,000	1.00%	9/20/17	(275,250)	—	(47,950)	(323,200)	A-
Berkshire Hathaway Inc.	DBAB	10,000,000	1.00%	9/20/17	(97,449)	3,891	—	(93,559)	AA+
Canadian Natural Resources Ltd.	BOFA	5,000,000	1.00%	6/20/17	(37,090)	27,446	—	(9,644)	BBB+
Government of Indonesia	DBAB	41,900,000	1.00%	6/20/17	(1,089,949)	801,467	—	(288,482)	BB+
Government of Korea	GSCO	5,000,000	1.00%	3/20/16	(3,159)	110,143	—	106,983	A+
Hewlett-Packard Co.	DBAB	12,250,000	1.00%	9/20/17	(879,717)	—	(354,457)	(1,234,174)	BBB+
Hewlett-Packard Co.	FBCO	9,250,000	1.00%	6/20/21	(1,416,935)	—	(512,734)	(1,929,669)	BBB+
Hewlett-Packard Co.	GSCO	10,000,000	1.00%	6/20/17	(215,502)	—	(675,544)	(891,046)	BBB+
PSEG Power LLC	FBCO	11,000,000	1.00%	6/20/17	(468,161)	132,268	—	(335,893)	BBB
Safeway Inc.	CITI	3,000,000	1.00%	9/20/17	(335,647)	—	(2,096)	(337,743)	BBB
Safeway Inc.	FBCO	14,000,000	1.00%	6/20/17	(652,454)	—	(766,512)	(1,418,966)	BBB
Teck Resources Ltd.	BZWS	5,000,000	1.00%	6/20/19	(316,128)	—	(1,917)	(318,045)	BBB
Traded Index									
CMBX.NA.AJ.2	CITI	3,600,000	1.09%	3/15/49	(933,822)	173,322	—	(760,500)	Non Investment Grade

Annual Report | 129

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Investors Securities Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Total Return Fund

At October 31, 2012, the Fund had the following cross currency swap contracts outstanding. See Note 1(d).

Annual Report | The accompanying notes are an integral part of these financial statements. | 131

Franklin Investors Securities Trust

Financial Statements

Statements of Assets and Liabilities

October 31, 2012

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Assets:				
Investments in securities:				
Cost - Unaffiliated issuers	$2,410,723,562	$2,148,139,159	$945,848,862	$5,675,069,565
Cost - Sweep Money Fund (Note 7)	57,325,807	500,673,153	10,997,888	438,362,625
Total cost of investments	$2,468,049,369	$2,648,812,312	$956,846,750	$6,113,432,190
Value - Unaffiliated issuers	$2,477,234,263	$2,173,904,913	$961,706,734	$5,908,758,728
Value - Sweep Money Fund (Note 7)	57,325,807	500,673,153	10,997,888	438,362,625
Total value of investments	2,534,560,070	2,674,578,066	972,704,622	6,347,121,353
Cash	—	4,184,701	100,549	584,468
Restricted cash (Note 1e)	—	—	616,000	1,064,000
Foreign currency, at value (cost $ —, $ —, $392,814 and $3,886,529)	—	—	393,236	3,890,285
Receivables:				
Investment securities sold	8,394,767	36,836,963	1,509,105	1,008,946,482
Capital shares sold	9,427,683	14,062,215	7,870,747	26,963,769
Interest	6,380,736	6,684,466	8,109,633	48,227,942
Due from brokers	—	—	3,910,241	19,407,959
Variation margin	—	—	—	6,376
Swaps (premiums paid $ —, $ —, $739,779 and $7,567,564)	—	—	507,457	5,893,200
Unrealized appreciation on forward exchange contracts	—	—	1,474,285	8,083,698
Unrealized appreciation on swap contracts	—	—	406,297	2,877,595
Unrealized appreciation on unfunded loan commitments (Note 9)	—	—	9,528	28,583
Other assets	—	212	76	394
Total assets	2,558,763,256	2,736,346,623	997,611,776	7,473,096,104
Liabilities:				
Payables:				
Investment securities purchased	—	257,163,592	10,447,028	2,137,551,809
Capital shares redeemed	15,275,594	6,626,910	3,363,997	12,009,481
Affiliates	1,866,581	1,590,015	519,300	2,921,979
Allocator Funds (Note 11)	—	—	—	45,395
Distributions to shareholders	417,492	2,625,667	187,826	1,407,174
Swaps (premiums received $ —, $ —, $3,757,976 and $21,615,291)	—	—	2,844,780	17,087,207
Due to brokers			616,000	1,064,000
Variation margin	—	—	63,467	—
Unrealized depreciation on forward exchange contracts	—	—	1,047,805	7,424,438
Unrealized depreciation on swap contracts	—	—	1,557,918	12,646,470
Deferred tax	—	—	983	7,347
Accrued expenses and other liabilities	491,520	403,388	609,587	2,869,093
Total liabilities	18,051,187	268,409,572	21,258,691	2,195,034,393
Net assets, at value	$2,540,712,069	$2,467,937,051	$976,353,085	$5,278,061,711

Franklin Investors Securities Trust

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

October 31, 2012

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Net assets consist of:				
Paid-in capital	$2,565,528,872	$2,686,479,945	$971,729,852	$4,976,674,035
Undistributed net investment income (distributions in excess of net investment income)	7,000	420,687	(3,263,837)	1,646,791
Net unrealized appreciation (depreciation)	66,510,701	25,765,754	15,103,389	224,550,777
Accumulated net realized gain (loss)	(91,334,504)	(244,729,335)	(7,216,319)	75,190,108
Net assets, at value	$2,540,712,069	$2,467,937,051	$976,353,085	$5,278,061,711
Class A:				
Net assets, at value	$1,308,970,736	$1,295,166,392	$904,877,835	$3,134,211,220
Shares outstanding	147,048,543	142,236,446	87,975,928	297,659,017
Net asset value per share[a]	$8.90	$9.11	$10.29	$10.53
Maximum offering price per share (net asset value per share ÷ 97.75%, 97.75%, 97.75% and 95.75%, respectively)	$9.10	$9.32	$10.53	$11.00
Class B:				
Net assets, at value	—	$ 978,055	—	$ 2,415,390
Shares outstanding	—	107,517	—	229,609
Net asset value and maximum offering price per share[a]	—	$9.10	—	$10.52
Class C:				
Net assets, at value	$ 794,201,123	$ 431,818,288	$ 1,033,605	$ 571,206,355
Shares outstanding	89,274,171	47,411,826	100,444	54,329,684
Net asset value and maximum offering price per share[a]	$8.90	$9.11	$10.29	$10.51
Class R:				
Net assets, at value	—	—	—	$ 87,235,089
Shares outstanding	—	—	—	8,288,754
Net asset value and maximum offering price per share	—	—	—	$10.52
Advisor Class:				
Net assets, at value	$ 437,540,210	$ 739,974,316	$ 70,441,645	$1,482,993,657
Shares outstanding	49,101,488	81,226,641	6,833,565	140,559,865
Net asset value and maximum offering price per share	$8.91	$9.11	$10.31	$10.55

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 133

Franklin Investors Securities Trust

Financial Statements *(continued)*

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Investment income:				
Dividends	$ —	$ —	$ —	$ 712,325
Interest	62,723,275	119,722,296	20,716,877	159,270,722
Paydown gain (loss)	(16,028,175)	—	(856,518)	1,103,368
Total investment income	46,695,100	119,722,296	19,860,359	161,086,415
Expenses:				
Management fees (Note 3a)	10,417,446	6,855,519	3,204,517	11,889,293
Administrative fees (Note 3b)	2,619,540	4,414,784	1,682,606	9,008,300
Distribution fees: (Note 3c)				
Class A	3,462,386	3,077,442	1,959,520	6,638,051
Class B	—	32,679	—	35,405
Class C	5,379,311	2,677,165	289	3,127,073
Class R	—	—	—	429,282
Transfer agent fees (Note 3e)	2,539,351	2,437,295	1,057,276	7,093,803
Special servicing agreement fees (Note 11)	—	—	—	376,770
Custodian fees (Note 4)	38,007	30,896	87,552	556,285
Reports to shareholders	259,685	193,420	92,926	678,991
Registration and filing fees	134,317	201,504	131,265	227,173
Professional fees	55,226	109,842	78,209	115,431
Trustees' fees and expenses	40,819	33,224	11,721	62,942
Other	202,329	78,382	57,760	174,267
Total expenses	25,148,417	20,142,152	8,363,641	40,413,066
Expenses waived/paid by affiliates (Note 3f)	—	—	(1,016,431)	(1,805,223)
Net expenses	25,148,417	20,142,152	7,347,210	38,607,843
Net investment income	21,546,683	99,580,144	12,513,149	122,478,572
Realized and unrealized gains (losses):				
Net realized gain (loss) from:				
Investments	897,731	(13,244,537)	1,429,960	102,770,254
Foreign currency transactions	—	—	3,038,225	15,552,627
Futures contracts	—	—	(1,227,802)	857,942
Swap contracts	—	3,379,272	547,407	4,510,732
Net realized gain (loss)	897,731	(9,865,265)	3,787,790	123,691,555
Net change in unrealized appreciation (depreciation) on:				
Investments	33,512,244	63,121,934	11,114,648	96,794,278
Translation of other assets and liabilities denominated in foreign currencies	—	—	195,551	(1,341,663)
Change in deferred taxes on unrealized appreciation	—	—	(983)	(7,347)
Net change in unrealized appreciation (depreciation)	33,512,244	63,121,934	11,309,216	95,445,268
Net realized and unrealized gain (loss)	34,409,975	53,256,669	15,097,006	219,136,823
Net increase (decrease) in net assets resulting from operations	$ 55,956,658	$152,836,813	$27,610,155	$341,615,395

Annual Report | The accompanying notes are an integral part of these financial statements. | 135

Franklin Investors Securities Trust

Financial Statements *(continued)*

Statements of Changes in Net Assets *(continued)*

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund	
	Year Ended October 31,		Year Ended October 31,	
	2012	2011	2012	2011
Increase (decrease) in net assets:				
Operations:				
Net investment income	$ 12,513,149	$ 10,389,160	$ 122,478,572	$ 120,365,854
Net realized gain (loss) from investments, foreign currency transactions, futures contracts and swap contracts	3,787,790	(230,790)	123,691,555	79,836,283
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	11,309,216	(6,540,854)	95,445,268	(54,911,107)
Net increase (decrease) in net assets resulting from operations	27,610,155	3,617,516	341,615,395	145,291,030
Distributions to shareholders from:				
Net investment income and net foreign currency gains:				
Class A	(23,088,431)	(10,987,675)	(111,088,442)	(72,771,514)
Class B	—	—	(249,664)	(446,888)
Class C	(898)	—	(18,395,900)	(11,697,886)
Class R	—	—	(3,497,920)	(2,934,919)
Advisor Class	(1,827,600)	(600,139)	(57,497,463)	(40,541,058)
Net realized gains:				
Class A	—	(1,551,192)	(25,472,757)	(10,325,738)
Class B	—	—	(86,774)	(91,838)
Class C	—	—	(4,645,261)	(1,953,904)
Class R	—	—	(908,201)	(467,400)
Advisor Class	—	(58,206)	(12,990,506)	(5,415,770)
Total distributions to shareholders	(24,916,929)	(13,197,212)	(234,832,888)	(146,646,915)
Capital share transactions: (Note 2)				
Class A	265,821,258	275,900,533	824,637,297	378,113,118
Class B	—	—	(6,908,765)	(9,000,120)
Class C	1,033,567	—	164,737,634	29,070,047
Class R	—	—	754,310	(1,826,484)
Advisor Class	20,501,745	33,945,966	295,711,430	185,624,445
Total capital share transactions	287,356,570	309,846,499	1,278,931,906	581,981,006
Net increase (decrease) in net assets	290,049,796	300,266,803	1,385,714,413	580,625,121
Net assets:				
Beginning of year	686,303,289	386,036,486	3,892,347,298	3,311,722,177
End of year	$976,353,085	$686,303,289	$5,278,061,711	$3,892,347,298
Undistributed net investment income (distributions in excess of net investment income) included in net assets:				
End of year	$ (3,263,837)	$ 1,393,777	$ 1,646,791	$ 23,290,945

136 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of
1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds, four of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective October 1, 2012, the Franklin Low Duration Total Return Fund
began offering a new class of shares, Class C. Effective March 1, 2005, the Franklin Floating Rate
Daily Access Fund and Franklin Total Return Fund no longer offered Class B shares for purchase.
As disclosed in the applicable fund prospectus Class B shares convert to Class A shares after eight years of investment, therefore all Class B shares will convert to Class A by March 2013. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transac-
tion between market participants on the measurement date. Under procedures approved by the
Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC
provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.
Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The
Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach

Annual Report | 137

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

138 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

The Funds purchase securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Funds, except Franklin Adjustable U.S. Government Securities Fund, invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the fund to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the funds and certain derivative counter-parties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the funds fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the funds for those OTC derivatives with that particular

Annual Report | 139

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued) d. Derivative Financial Instruments (continued)

counterparty that are in a net liability position. At October 31, 2012, the funds had OTC derivatives in a net liability position and the aggregate value of collateral pledged for such contracts was as follows:

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund entered into exchange traded financial futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the fund. Subsequent payments, known as variation margin, are made or received by the fund, depending on fluctuations in the value of the asset underlying the futures contract. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the funds’ investment objectives.

The Funds, except Franklin Adjustable U.S. Government Securities Fund, entered into OTC credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap

140 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statements of Operations. Pursuant to the terms of the credit default swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the funds’ investment objectives. At October 31, 2012, the Franklin Floating Rate Daily Access Fund had no exposure to credit default swaps.

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a cross currency swap contract are reflected on the Statements of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statements of Operations. Pursuant to the terms of the cross currency swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the funds’ investment objectives.

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

At October 31, 2012, the Franklin Total Return Fund held $273,207, in a U.K. Treasury Note, as collateral for derivatives.

See Note 10 regarding other derivative information.

Annual Report | 141

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Restricted Cash

At October 31, 2012, the Franklin Low Duration Total Return Fund and Franklin Total Return Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the funds’ custodian and is reflected in the Statements of Assets and Liabilities.

f. Loan Participation Notes

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund invest in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the fund. Participations typically result in the fund having a contractual relationship only with the Lender, and not with the borrower. The fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. FT Holdings Corporation I

The Franklin Total Return Fund invests in certain securities through its investment in FT Holdings Corporation I, a Delaware Corporation and a wholly-owned subsidiary (Subsidiary) of the fund. The Subsidiary has the ability to invest in securities consistent with the investment objective of the fund. At October 31, 2012, all Subsidiary investments as well as any other assets and liabilities are reflected in the fund’s Statement of Investments and Statement of Assets and Liabilities. All income and expenses of the Subsidiary during the period ended October 31, 2012, have been included in the fund’s Statement of Operations.

h. Mortgage Dollar Rolls

The Franklin Total Return Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

142 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Senior Floating Rate Interests

The Funds, except Franklin Adjustable U.S. Government Securities Fund, invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the funds invest are generally readily marketable, but may be subject to some restrictions on resale.

j. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2012, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Dividends from net investment income

Annual Report | 143

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
k.	Security Transactions, Investment Income, Expenses and Distributions (continued)

are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statements of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2012, there were an unlimited number of shares authorized (without par value).
Transactions in the Funds’ shares were as follows:

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

2. Shares of Beneficial Interest *(continued)*

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund	
	Shares	Amount	Shares	Amount
Advisor Class Shares:				
Year ended October 31, 2012				
Shares sold	31,122,292	$ 276,568,234	48,862,779	$ 440,745,196
Shares issued in reinvestment of distributions	671,428	5,970,269	1,552,623	13,975,119
Shares redeemed	(38,023,247)	(337,458,166)	(28,206,891)	(253,202,023)
Net increase (decrease)	(6,229,527)	$ (54,919,663)	22,208,511	$ 201,518,292
Year ended October 31, 2011				
Shares sold	41,614,300	$ 368,936,696	57,316,343	$ 524,986,466
Shares issued in reinvestment of distributions	771,111	6,837,104	1,630,959	14,788,192
Shares redeemed	(28,416,083)	(251,931,280)	(29,907,732)	(268,850,627)
Net increase (decrease)	13,969,328	$ 123,842,520	29,039,570	$ 270,924,031

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended October 31, 2012				
Shares sold	54,528,165	$ 557,264,994	122,344,710	$1,260,897,790
Shares issued in reinvestment of distributions	2,127,196	21,653,404	12,159,473	124,130,936
Shares redeemed	(30,654,383)	(313,097,140)	(54,395,107)	(560,391,429)
Net increase (decrease)	26,000,978	$ 265,821,258	80,109,076	$ 824,637,297
Year ended October 31, 2011				
Shares sold	50,598,453	$ 524,973,270	89,298,650	$ 913,703,091
Shares issued in reinvestment of distributions	1,085,800	11,258,068	7,169,901	73,122,450
Shares redeemed	(25,124,746)	(260,330,805)	(59,631,846)	(608,712,423)
Net increase (decrease)	26,559,507	$ 275,900,533	36,836,705	$ 378,113,118
Class B Shares:				
Year ended October 31, 2012				
Shares sold			89,470	$ 917,416
Shares issued in reinvestment of distributions			28,332	286,963
Shares redeemed			(790,799)	(8,113,144)
Net increase (decrease)			(672,997)	$ (6,908,765)
Year ended October 31, 2011				
Shares sold			205,126	$ 2,102,621
Shares issued in reinvestment of distributions			43,011	437,313
Shares redeemed			(1,132,291)	(11,540,054)
Net increase (decrease)			(884,154)	$ (9,000,120)

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Notes to Financial Statements (continued)

2. Shares of Beneficial Interest *(continued)*

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund	
	Shares	Amount	Shares	Amount
Class C Shares:				
Year ended October 31, 2012[a]				
Shares sold	100,542	$ 1,034,570	25,053,053	$ 257,645,816
Shares issued in reinvestment of distributions	86	888	1,967,021	20,036,621
Shares redeemed	(184)	(1,891)	(10,986,881)	(112,944,803)
Net increase (decrease)	100,444	$ 1,033,567	16,033,193	$ 164,737,634
Year ended October 31, 2011				
Shares sold			15,600,468	$ 159,655,665
Shares issued in reinvestment of distributions			1,126,797	11,472,529
Shares redeemed			(13,967,754)	(142,058,147)
Net increase (decrease)			2,759,511	$ 29,070,047
Class R Shares:				
Year ended October 31, 2012				
Shares sold			2,371,487	$ 24,406,027
Shares issued in reinvestment of distributions			407,035	4,146,872
Shares redeemed			(2,700,052)	(27,798,589)
Net increase (decrease)			78,470	$ 754,310
Year ended October 31, 2011				
Shares sold			2,433,851	$ 24,902,230
Shares issued in reinvestment of distributions			303,891	3,096,895
Shares redeemed			(2,924,073)	(29,825,609)
Net increase (decrease)			(186,331)	$ (1,826,484)
Advisor Class Shares:				
Year ended October 31, 2012				
Shares sold	4,988,107	$ 51,054,081	49,280,723	$ 510,557,226
Shares issued in reinvestment of distributions	91,361	932,338	6,113,544	62,514,590
Shares redeemed	(3,074,809)	(31,484,674)	(26,861,605)	(277,360,386)
Net increase (decrease)	2,004,659	$ 20,501,745	28,532,662	$ 295,711,430
Year ended October 31, 2011				
Shares sold	5,149,903	$ 53,354,985	36,637,086	$ 375,316,487
Shares issued in reinvestment of distributions	31,089	322,676	3,946,657	40,315,956
Shares redeemed	(1,901,462)	(19,731,695)	(22,498,937)	(230,007,998)
Net increase (decrease)	3,279,530	$ 33,945,966	18,084,806	$ 185,624,445

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

The Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

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Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund pay an invest-
ment management fee to Advisers based on the average daily net assets of each of the funds as follows:

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Franklin Total Return Fund. The subadvisory fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the fund.

b. Administrative Fees

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers based on the fund’s average daily net assets as follows:

The Funds, except Franklin Adjustable U.S. Government Securities Fund, pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the fund.

Effective November 1, 2012, FT Services has voluntarily agreed to waive or limit its fund admin-
istration fees for Franklin Floating Rate Daily Access Fund and Franklin Total Return Fund, so that such fees for each fund do not exceed 0.185% on fund asset levels over $2.5 billion and 0.175%
on fund asset levels over $5 billion. FT Services may discontinue this waiver at any time.

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor
Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the funds’ Class B, C and R compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to invest-
ment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the
Funds’ shares for the year:

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Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees

For the year ended October 31, 2012, the Funds paid transfer agent fees as noted in the
Statements of Operations of which the following amounts were retained by Investor Services:

FT Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Franklin Low Duration Total Return Fund and Franklin Total Return Fund so that the common expenses (i.e. a combination of manage-
ment fees, administrative fees, transfer agent fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the funds do not exceed 0.55% and
0.63%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2013. Prior to October 1, 2012, common expenses for the Franklin Low Duration Total Return Fund were limited to 0.65%.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses.
During the year ended October 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the
Funds in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

At October 31, 2012, the capital loss carryforwards were as follows:

aIncludes $1,260,827 from the merged HSBC Investor Core Plus Fixed Income Fund, HSBC Investor Core Plus Fixed Income Fund (Advisor) and HSBC
Investor Intermediate Duration Fixed Income Fund, which may be carried over to offset future capital gains, subject to certain limitations.

During the year ended October 31, 2012, the Franklin Total Return Fund utilized $2,465,906 of capital loss carryforwards.

On October 31, 2012, the Franklin Adjustable U.S. Government Securities Fund and Franklin
Floating Rate Daily Access Fund had expired pre-enactment capital loss carryforwards of
$1,039,514 and $74,147,691, respectively, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2012 and 2011, was as follows:

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

At October 31, 2012, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls, paydown losses, bond discounts and premiums, swaps and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31,
2012, were as follows:

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money
Fund), an open-end investment company managed by Advisers. Management fees paid by the
Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

8. CREDIT RISK AND DEFAULTED SECURITIES

At October 31, 2012, the Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, and Franklin Total Return Fund had 80.08%, 16.78%, and 12.60%, respectively, of their portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At October 31, 2012, the value of this security for the Franklin Low Duration Total Return Fund and Franklin Total Return Fund represents less than 0.05%, respectively, of each fund’s net assets. The funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The security has been identified on the accompanying Statements of Investments.

9. UNFUNDED LOAN COMMITMENTS

The Funds, except Franklin Adjustable U.S. Government Securities Fund, enter into certain credit agreements, all or a portion of which may be unfunded. The funds are obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statements of Investments.

At October 31, 2012, unfunded commitments were as follows:

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and the Statements of Operations. At October 31, 2012, the Franklin Floating Rate Daily Access Fund held no unfunded loan commitments.

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Notes to Financial Statements (continued)

10. OTHER DERIVATIVE INFORMATION

At October 31, 2012, the funds had invested in derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statements of Investments. Only current day’s variation margin is separately reported within the Statements of Assets and Liabilities.

For the period ended October 31, 2012, the effect of derivative contracts on the funds’ Statements of Operations was as follows:

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

For the year ended October 31, 2012, the average month end market value of derivatives represented 0.02%, 0.58%, and 0.63%, respectively, of average month end net assets. The average month end number of open derivative contracts for the year was 1, 159, and 180.

See Note 1(d) regarding derivative financial instruments.

11. SPECIAL SERVICING AGREEMENT

The Funds, except Franklin Adjustable U.S. Government Securities Fund, which are eligible underlying investments of one or more of the Franklin Templeton Fund Allocator Series Funds
(Allocator Funds), participate in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the funds and the Allocator Funds. Under the SSA, the funds may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits real-
ized or expected to be realized by the funds (e.g., due to reduced costs associated with servicing

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

11. SPECIAL SERVICING AGREEMENT (continued)

accounts) from the investment in the funds by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the year ended October 31, 2012, the Franklin Total Return Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the fund is noted in the Statement of Operations. At October 31, 2012, 6.41% of the fund’s outstanding shares were held by one or more of the Allocator Funds.

12. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended October 31, 2012, the Funds did not use the Global Credit Facility.

13. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

13. Fair Value Measurements *(continued)*

	Level 1	Level 2	Level 3	Total
Franklin Adjustable U.S. Government Securities Fund				
Assets:				
Investments in Securities:				
Asset-Backed Securities and Commercial Mortgage-Backed Securities	$ —	$ 29,998	$ —	$ 29,998
Mortgage-Backed Securities	—	2,477,204,265	—	2,477,204,265
Short Term Investments	57,325,807	—	—	57,325,807
Total Investments in Securities	$ 57,325,807	$2,477,234,263	$ —	$2,534,560,070
Franklin Floating Rate Daily Access Fund				
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Health Care Distributors	$ —	$ —	$ 23,903	$ 23,903
Movies & Entertainment	—	6,308,416	—	6,308,416
Corporate Bonds	—	2,627,215	—	2,627,215
Senior Floating Rate Interests	—	2,164,945,379	—	2,164,945,379
Short Term Investments	500,673,153	—	—	500,673,153
Total Investments in Securities	$500,673,153	$2,173,881,010	$ 23,903	$2,674,578,066
Franklin Low Duration Total Return Fund				
Assets:				
Investments in Securities:				
Corporate Bonds	$ —	$ 273,548,978	$ —	$ 273,548,978
Senior Floating Rate Interests	—	64,193,015	—	64,193,015
Foreign Government and Agency Securities	—	66,016,602	—	66,016,602
U.S. Government and Agency Securities	—	357,266,688	—	357,266,688
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	90,691,938	—	90,691,938
Mortgage-Backed Securities	—	79,542,333	—	79,542,333
Municipal Bonds	—	14,631,449	—	14,631,449
Options Purchased	—	48,411	—	48,411
Short Term Investments	10,997,888	15,767,320	—	26,765,208
Total Investments in Securities	$ 10,997,888	$ 961,706,734	$ —	$ 972,704,622
Swaps	$ —	$ 406,297	$ —	$ 406,297
Forward Exchange Contracts	—	1,474,285	—	1,474,285
Unfunded Loan Commitments	—	9,528	—	9,528

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

13. FAIR VALUE MEASUREMENTS *(continued)*

	Level 1	Level 2	Level 3	Total
Franklin Low Duration Total Return Fund *(continued)*				
Liabilities:				
Swaps	$ —	$ 1,557,918	$ —	$ 1,557,918
Forward Exchange Contracts	—	1,047,805	—	1,047,805
Futures Contracts	61,722	—	—	61,722
Franklin Total Return Fund				
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Automobiles & Components	$ 242,983	$ 435	$ —	$ 243,418
Consumer Durables & Apparel	—	—	93,080	93,080
Consumer Services	—	1,411,016	—	1,411,016
Media	—	786,383	—	786,383
Other Equity Investments[b]	21,759,442	—	—	21,759,442
Corporate Bonds	—	1,577,932,126	—	1,577,932,126
Senior Floating Rate Interests	—	245,467,084	60,864	245,527,948
Foreign Government and Agency Securities	—	533,108,570	—	533,108,570
U.S. Government and Agency Securities	—	1,666,916,753	—	1,666,916,753
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	403,427,591	21,712	403,449,303
Mortgage-Backed Securities	—	1,283,240,135	—	1,283,240,135
Municipal Bonds	—	29,740,114	—	29,740,114
Options Purchased	—	322,740	—	322,740
Short Term Investments	438,362,625	144,227,700	—	582,590,325
Total Investments in Securities	$460,365,050	$5,886,580,647	$175,656	$6,347,121,353
Swaps	—	2,877,595	—	2,877,595
Forward Exchange Contracts	—	8,083,698	—	8,083,698
Unfunded Loan Commitments	—	28,583	—	28,583
Liabilities:				
Swaps	—	12,646,470	—	12,646,470
Forward Exchange Contracts	—	7,424,438	—	7,424,438
Futures Contracts	10,965	—	—	10,965

[b]For detailed categories, see the accompanying Statement of Investments.

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

14. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting
Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting
Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

15. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Investors Securities Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, and Franklin Total Return Fund (separate portfolios constituting Franklin Investors Securities Trust, hereafter referred to as the “Funds”) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 17, 2012

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Franklin Investors Securities Trust

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Franklin Total Return Fund hereby report the maximum amount allowable but no less than $24,655,355 as long term capital gain dividends for the fiscal year ended October 31, 2012.

Under Section 871(k)(2)(C) of the Code, the Franklin Total Return Fund hereby report the maximum amount allowable but no less than $19,448,144 as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2012.

Under Section 871(k)(1)(C) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2012:

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin
Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Rupert H. Johnson, Jr. (1940)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Vice President	Trustee since 1987 and Vice President since 1986	50	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since April 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Breda M. Beckerle (1958) 600 Fifth Avenue New York, NY 10020	Chief Compliance Officer and Vice President	Since May 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; Vice President and Compliance Officer – Commingled Trusts, Fiduciary Trust International of the South; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Mark Boyadjian (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2003	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Annual Report | 165

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since May 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	President since 1993 and Chief Executive Officer – Investment Management since 2002	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.				

166 | Annual Report

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s investment manager and distributor.
Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a
Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an under-
standing of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 167

Franklin Investors Securities Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

168 | Annual Report

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON
INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

FRANKLIN INVESTORS SECURITIES TRUST

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

FISTZ A 12/12

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $398,775 for the fiscal year ended October 31, 2012 and $451,818 for the fiscal year ended October 31, 2011.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $7,000 for the fiscal year ended October 31, 2012 and $10,000 for the fiscal year ended October 31, 2011. The services for which these fees were paid included preparation of tax returns.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $29,600 for the fiscal year ended October 31, 2012 and $75,000 for the fiscal year ended October 31, 2011. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,941 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2011. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $147,509 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2011. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be

provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).
(g)	The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $189,050 for the fiscal year ended October 31, 2012 and $85,000 for the fiscal year ended October 31, 2011.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer -
Finance and Administration
Date December 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer -
Finance and Administration
Date December 26, 2012

By /s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date December 26, 2012